1933 Act Registration No. 333-83202
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1


                        EVERGREEN VARIABLE ANNUITY TRUST
                         (Evergreen VA Foundation Fund)
               [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                              1666 K Street, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective:
[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on [date] pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                     PART A
                        EVERGREEN VARIABLE ANNUITY TRUST
                          EVERGREEN VA FOUNDATION FUND
                           PROSPECTUS/PROXY STATEMENT

                                     [LOGO]
                              Evergreen Investments

                            WACHOVIA BALANCED FUND II
                             101 Greystone Boulevard
                               Columbia, SC 29226


April 1, 2002


Dear Shareholder,


     On September 1, 2001, Wachovia Corporation merged into First Union Corporation and management of the combined company undertook the process of comparing product offerings within the Wachovia and Evergreen mutual fund families in order to offer a more streamlined, complete and competitive set of mutual funds while serving the interests of shareholders. As a shareholder of Wachovia Balanced Fund II ("Balanced Fund II"), you are invited to instruct your insurance company on how to vote Balanced Fund II shares attributable to your contract (1) to merge Balanced Fund II into Evergreen VA Foundation Fund ("VA Foundation Fund"), a mutual fund within the Evergreen Family of Funds (the "Merger"), (2) to approve a new Investment Advisory Agreement (the "Advisory Agreement") for Balanced Fund II with Evergreen Investment Management Company, LLC ("EIMC"), the investment advisor to the Evergreen Family of Funds, and (3) to approve a new Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") for Balanced Fund II between EIMC and Tattersall Advisory Group, Inc. ("TAG"). The Board of Trustees of The Wachovia Variable Insurance Funds has approved the Advisory Agreement, the Sub-Advisory Agreement and the Merger and recommends that you vote FOR each proposal.


      If approved by shareholders, this is how the Merger will work:


      o Balanced Fund II will transfer its assets and identified liabilities to VA Foundation Fund.

      o VA Foundation Fund will issue new shares that will be distributed to your insurance company in an amount equal to the value of the Balanced Fund II shares currently held by your insurance company. Although the number of shares held may change, the total value of your insurance company's investment will not change as a result of the Merger.


      o You will not incur any sales loads or similar transaction charges as a result of the Merger.


      The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about VA Foundation Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. In addition, information regarding EIMC, TAG, and the Advisory Agreement and the Sub-Advisory Agreement, which you are being asked to approve, is also contained in the attached prospectus/proxy statement. If approved by shareholders, the Advisory Agreement and the Sub-Advisory Agreement, will remain in effect until the closing of the Merger (scheduled for June 2002). Please take the time to familiarize yourself with this information.


     Votes on all of the proposals will be cast at a special meeting of Balanced Fund II's shareholders to be held on May 13, 2002. The expenses of the Merger, including the costs of soliciting proxies, will be paid by EIMC. If you have an interest in shares of Balanced Fund II as a result of your purchase of a variable annuity contract or variable life insurance policy issued by The Hartford Life Insurance Company ("Hartford"), you have the right to instruct Hartford how to vote the Balanced Fund II shares it holds under your variable annuity contract or life insurance policy. Hartford will vote any Wachovia shares for which it does receive voting instructions in proportionately the same manner -- For, Against or Abstain -- as shares for which it does not receive instructions. Please follow the voting instructions as outlined on your proxy card. For purposes of this prospectus/proxy statement, an annuity contract owner or policy holder is referred to as a "shareholder" and the voting instruction form is referred to as a "proxy card." If you have any questions about the proposals or the proxy card, please call Georgeson Shareholder Communications, Inc. our proxy solicitor, at 866-515-0318 (toll free).


      Thank you for taking this matter seriously and participating in this important process.

                                     Sincerely,


                                     /s/ John W. McGonigle

                                     John W. McGonigle
                                     The Wachovia Variable Insurance Funds

                            WACHOVIA BALANCED FUND II
                             101 Greystone Boulevard
                               Columbia, SC 29226

                             ---------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

                           TO BE HELD ON MAY 13, 2002

      A Special Meeting (the "Meeting") of Shareholders of Wachovia Balanced Fund II ("Balanced Fund II"), a series of The Wachovia Variable Insurance Funds, will be held at the offices of Federated Services Company, 5800 Corporate Drive, Pittsburgh, PA 15237-7080 on May 13, 2002, at 2:00 p.m., and any adjournments thereof, for the following purposes:

      1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of February 28, 2002, providing for the acquisition of all the assets of Balanced Fund II by Evergreen VA Foundation Fund ("VA Foundation Fund"), a series of Evergreen Variable Annuity Trust, in exchange for shares of VA Foundation Fund and the assumption by VA Foundation Fund of the identified liabilities of Balanced Fund II. The Plan also provides for distribution of those shares of VA Foundation Fund to shareholders of Balanced Fund II in liquidation and subsequent termination of Balanced Fund II. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Balanced Fund II.

      2. To consider and act upon the Investment Advisory Agreement between The Wachovia Variable Insurance Funds, on behalf of Balanced Fund II, and Evergreen Investment Management Company, LLC ("EIMC").

      3. To consider and act upon the Investment Sub-Advisory Agreement for Wachovia Balanced Fund II between EIMC and Tattersall Advisory Group, Inc.

4. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

      On behalf of Balanced Fund II, the Board of Trustees of The Wachovia Variable Insurance Funds has fixed the close of business on February 28, 2002 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.


      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO PROVIDE THEIR VOTING INSTRUCTIONS TO THE HARTFORD LIFE INSURANCE COMPANY AS OUTLINED AT THE END OF THE PROSPECTUS/PROXY STATEMEMENT, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION. FOR PURPOSES OF THIS PROSPECTUS/PROXY STATEMENT, EACH ANNUITY CONTRACT OWNER AND LIFE INSURANCE POLICY HOLDER IS REFERRED TO AS A "SHAREHOLDER" AND THE VOTING INSTRUCTIONS FORM IS REFERRED TO AS A "PROXY CARD."


                                     By order of the Board of Trustees


                                     /s/ Gail C. Jones

                                     Gail C. Jones
                                     Secretary


April 1, 2002

                   INFORMATION RELATING TO THE PROPOSED MERGER

                                       of

                           WACHOVIA BALANCED FUND II,
                a series of The Wachovia Variable Insurance Funds

                                      into

                          EVERGREEN VA FOUNDATION FUND,
                  a series of Evergreen Variable Annuity Trust


     This prospectus/proxy statement contains information you should know before providing your voting instructions on the proposed merger ("Merger") of Wachovia Balanced Fund II ("Balanced Fund II") into Evergreen VA Foundation Fund ("VA Foundation Fund"). For purposes of this prospectus/proxy statement, each variable annuity contract owner and variable life insurance policy holder is referred to as a "shareholder" and the voting instruction form is referred to as a "proxy card." If approved, the Merger will result in your insurance company receiving shares of VA Foundation Fund in exchange for your shares of Balanced Fund II. The investment objectives of both Funds are substantially similar. The investment objective of Balanced Fund II is to produce long-term growth of principal and current income. The investment objective of VA Foundation Fund is to seek capital growth and current income.


      Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE


----------------------------------------------------------------------------------
See:                                      How to get these documents:
----------------------------------------------------------------------------------
Prospectus for VA Foundation Fund, dated  The Funds make all of these documents
May 1, 2001, as supplemented September    available to you free of charge if you:
24, 2001 and November 16, 2001, which
accompanies this prospectus/proxy         o     Call 866-515-0318, or
statement.                                o     Write the Funds at either
                                                address below.
Prospectus for Balanced Fund
II, dated April 30, 2001, as                 You can also obtain any of these
supplemented June 18, 2001.                  documents for a fee from the SEC if
                                          you:
Statement of additional information for
VA Foundation Fund, dated May 1, 2001 as  o     Call the SEC at 202-942-8090.
supplemented January 3, 2002.

Statement of additional information for
Balanced Fund II, dated April 30, 2001,
as supplemented March 8, 2002.


Annual report for VA Foundation Fund,     Or for free if you:
dated December 31, 2001.
                                          o     Go to the EDGAR Database on the
                                                SEC's Website
Annual report for Balanced Fund II,             (http://www.sec.gov).
dated December 31, 2001.
                                          To ask questions about this
Statement of additional information,      prospectus/proxy statement:
dated April 1, 2002, which relates to
this prospectus/proxy statement and the   o     Call 866-515-0318, or
Merger.                                   o     Write to the Funds at either
                                                address below.


----------------------------------------------------------------------------------


Information relating to each Fund contained in the Fund's annual report, prospectus and statement of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime. The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

   The address of VA Foundation Fund is 200 Berkeley Street, Boston, MA 02116
                           (Telephone: 800-343-2898).

 The address of Balanced Fund II is 101 Greystone Boulevard, Columbia, SC 29226
                           (Telephone: 800-994-4414).


                 PROSPECTUS/PROXY STATEMENT DATED APRIL 1, 2002

                                TABLE OF CONTENTS


SUMMARY ...............................................................    3
     What are the key features of the Merger? .........................    3
     How do the Funds' investment objectives, principal investment
        strategies and risks compare? .................................    3
     How do the Funds' sales charges and expenses compare? Will
        I be able to buy, sell and exchange shares the same way? ......    5
     How do the Funds' performance records compare? ...................    6
     Who will be the Investment Advisor, Investment Sub-Advisor and
        Portfolio Manager of my Fund after the Merger?
        What will the advisory fee and sub-advisory fee be after
        the Merger? ...................................................    8
     What will be the primary federal tax consequences of the Merger? .    9

RISKS .................................................................    9
     What are the primary risks of investing in each Fund? ............    9
     Are there any other risks of investing in each Fund? .............   11

MERGER INFORMATION ....................................................   12
     Reasons for the Merger ...........................................   12
     Agreement and Plan of Reorganization .............................   13
     Federal Income Tax Consequences ..................................   14
     Pro-forma Capitalization .........................................   15
     Distribution of Shares ...........................................   15
     Purchase and Redemption Procedures ...............................   15
     Dividend Policy ..................................................   16

INFORMATION ON SHAREHOLDERS' RIGHTS ...................................   16
     Form of Organization .............................................   16
     Capitalization ...................................................   16
     Shareholder Liability ............................................   17
     Shareholder Meetings and Voting Rights ...........................   17
     Liquidation ......................................................   17
     Liability and Indemnification of Trustees ........................   18

INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT
SUB-ADVISORY AGREEMENT ................................................   18
     The Investment Advisor, Investment Sub-Advisor and Evaluation
        by the Trustees ...............................................   18
     Terms of the Advisory Agreement and Sub-Advisory Agreement .......   19
     Fees Paid Under the Advisory Agreements and Sub-Advisory
        Agreement .....................................................   19
     More Information About EIMC and TAG ..............................   20
     Principal Executive Officers and Directors of EIMC and TAG .......   20
     Additional Information ...........................................   21

VOTING INFORMATION CONCERNING THE MEETING .............................   21
     Record Date Information ..........................................   22

FINANCIAL STATEMENTS AND EXPERTS ......................................   23

LEGAL MATTERS .........................................................   24

ADDITIONAL INFORMATION ................................................   24

OTHER BUSINESS ........................................................   24

INSTRUCTIONS FOR EXECUTING PROXY CARDS ................................   25

INSTRUCTIONS FOR SHAREHOLDERS IN WACHOVIA BALANCED FUND II ............   25

EXHIBIT A .............................................................   A-1

EXHIBIT B .............................................................   B-1

EXHIBIT C .............................................................   C-1

EXHIBIT D .............................................................   D-1

                                     SUMMARY

      This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement and its statement of additional information, in each Fund's prospectus, annual report and statement of additional information and in the Agreement and Plan of Reorganization.

|?|   What are the key features of the Merger?

      The Agreement and Plan of Reorganization (the "Plan") sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of Balanced Fund II to VA Foundation Fund in exchange for shares of VA Foundation Fund.

o the assumption by VA Foundation Fund of the identified liabilities of Balanced Fund II. (The identified liabilities consist only of those liabilities reflected on Balanced Fund II's statement of assets and liabilities determined immediately preceding the Merger.)

o the liquidation of Balanced Fund II by distributing the shares of VA Foundation Fund to Balanced Fund II.

o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.


      The Merger is scheduled to take place on or about June 14, 2002.


      The new shares you receive will have the same total value as your Balanced Fund II shares as of the close of business on the day immediately prior to the Merger.

      The Board of Trustees of The Wachovia Variable Insurance Funds, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), has concluded that the Merger would be in the best interest of Balanced Fund II and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of Balanced Fund II's shareholders. The Trustees of Evergreen Variable Annuity Trust have also approved the Plan on behalf of VA Foundation Fund.

|?| How do the Funds' investment objectives, principal investment strategies and risks compare?

      The following table highlights the comparison between the Funds with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

                    Balanced Fund II                         VA Foundation Fund
----------------------------------------------------------------------------------------------------
INVESTMENT          Seeks to produce long-term growth        Seeks capital growth and current
OBJECTIVES          of principal and current income.         income.
----------------------------------------------------------------------------------------------------
PRINCIPAL           o     Invests in a combination of        o     Invests in a combination of
INVESTMENT                equity and debt securities               equity and debt securities
STRATEGIES                (at least 65% of its assets              (normally at least 25% of its
                          under normal market                      assets in debt securities and
                          conditions).                             the remainder in equity
                                                                   securities).
                    o     Uses a combined growth and
                          value style of investing to        o     Invests in equity securities
                          select securities that the               primarily consisting of
                          portfolio manager believes               common stocks, preferred
                          are undervalued but have                 stocks and securities
                          improving prospects for                  convertible or exchangeable
                          growth.                                  for common stocks of large
                                                                   U.S. companies, typically
                    o     Selects stocks which primarily            having a capitalization of
                          fall within the large                    $8.5 billion at the time of
                          capitalization category and are          investment.
                          undervalued.

                    o     Invests at least 25% of its
                          assets in fixed income senior
                          securities, including
                          convertible senior
                          securities, and corporate debt         o Uses a blend of growth and
                          securities rated Baa or better           value approaches to select
                          by Moody's Investors                     equity securities that the
                          Services, Inc. ("Moody's") or            portfolio manager believes
                          BBB or better by Standard &              are undervalued but have
                          Poor's Ratings Services ("S&P"),         anticipated earnings ranging
                          or if unrated, determined to be of       from steady to accelerated
                          comparable quality by the                growth.
                          portfolio manager.
                                                             o     Invests substantially all of
                    o     May invest in mortgage-backed            the fixed income portion in
                          and asset-backed securities              dollar-denominated investment
                          rated Baa or better by Moody's           grade debt securities
                          or S&P.                                  including securities issued
                                                                   and guaranteed by the U.S.
                    o     May invest up to 5% of its               Treasury or by an agency or
                          total assets in securities               instrumentality of the U.S.
                          rated below Baa by Moody's or            government, corporate bonds,
                          BBB by S&P.                              mortgage-backed, asset-backed
                                                                   securities and other
                    o     Under normal market                      income-producing securities.
                          conditions asset mix will
                          range between 50-70% in common      o    Favors corporate and
                          stocks and convertible                   mortgage-backed securities to
                          securities, 30-50% in                    achieve higher levels of
                          preferred stocks and bonds               income.
                          and 0-20% in money market
                          instruments.                       o     Limits weighted average
                                                                   duration on fixed income
                                                                   portion of the portfolio to a
                                                                   two-year minimum and a six year
                                                                   maximum while the weighted
                                                                   average maturity is expected to
                                                                   be larger than the weighted average
                                                                   duration.
----------------------------------------------------------------------------------------------------

      Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals, and if employed could result in lower returns and loss of market opportunity.

      A portion of the securities held by Balanced Fund II may be disposed of in connection with the Merger, which could result in additional portfolio transaction costs to the Funds.


      A principal risk of investing in each of the Funds is stock market risk (when economic growth slows, or interest or inflation rates increase, equity securities held by the Funds tend to decline in value and may cause a decrease in dividends paid by a Fund). Both Funds are subject to investment style risk (certain styles such as growth or value also may fall out of favor causing securities held by the Funds to decline). Both Funds are subject to interest rate risk (interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates rise) and credit risk (the value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time). Both Funds are subject to risks associated with investments in mortgage-backed and asset-backed securities. Because VA Foundation Fund invests in common stocks of large U.S. companies, it is also subject to market capitalization risk (investments primarily in one capitalization category may decline in value if that category falls out of favor). For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.


      The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

|?| How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

     Each Fund offers only one class of shares. You will not pay any front-end or deferred sales charge in connection with the Merger. The procedures for buying and selling shares of the Funds are substantially similar. For more information, see "Purchase and Redemption Procedures" below.


     The following tables allow you to compare the fees and expenses of the two Funds. The table entitled "VA Foundation Fund Pro Forma" also shows you what the fees will be and what the fees and expenses are estimated to be assuming the Merger takes place.


Shareholder Fees (fees paid directly from your investment)

      The Funds do not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts or variable life insurance policies owned by contract owners. Such fees are described in the prospectus of such contracts or policies.


      THIS TABLE DOES NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT OR POLICY.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

--------------------------------------------------------------------------------
 Balanced Fund II
(based on expenses for the fiscal year ended December 31, 2001)
--------------------------------------------------------------------------------
                  12b-1               Total Fund              Total Fund
                 and/or                Operating               Operating
               Shareholder             Expenses    Waiver of   Expenses
   Management    Service     Other      (Before      Fund       (After
      Fees        Fees     Expenses     Waiver)    Expenses   Waiver)(2)

      0.70%     0.25%(1)     0.81%       1.76%       0.75%       1.01%
--------------------------------------------------------------------------------


(1) The Fund has no present intention of paying or accruing this fee for the foreseeable future.
(2) Pursuant to an agreement between the investment advisor and The Wachovia Variable Insurance Funds (the "Trust"), the investment advisor agrees during the period from January 2, 2002 through June 14, 2002 to waive its fees, and/or make reimbursements to the Fund, so that the Fund's net operating expenses do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above. The investment advisor agrees that this obligation shall constitute a contractual commitment enforceable by the Trust and that the investment advisor shall not assert any right to reimbursement of amounts so waived or reimbursed.

--------------------------------------------------------------------------------
VA Foundation Fund
(based on expenses for the fiscal year ended December 31, 2001)
--------------------------------------------------------------------------------
                                                         Total Fund
        Management            12b-1        Other         Operating
           Fees               Fees       Expenses         Expenses

           0.75%              0.00%        0.18%            0.93%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VA Foundation Fund Pro Forma
(based on what the estimated combined expenses of VA Foundation Fund would have been for the fiscal year ended December 31, 2001)
--------------------------------------------------------------------------------
                                                         Total Fund
        Management            12b-1        Other         Operating
           Fees               Fees       Expenses         Expenses
           0.75%              0.00%        0.18%            0.93%
--------------------------------------------------------------------------------


      The table below shows examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Balanced Fund II versus VA Foundation Fund, both before and after the Merger, and are for illustration only. The examples assume a 5% average annual total return, the imposition of any fee waivers or expense reimbursements in effect for the periods described above, and reinvestment of all dividends and distributions. Your actual costs may be higher or lower.

      THE EXAMPLES DO NOT REFLECT THE FEES AND EXPENSES IMPOSED BY THE CONTRACTS OR POLICIES FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.


Example of Fund Expenses

--------------------------------------------------------------------------------
Balanced Fund II
--------------------------------------------------------------------------------
After:

  1 year                                                                  $  103
  3 years                                                                 $  322
  5 years                                                                 $  558
 10 years                                                                 $1,236
--------------------------------------------------------------------------------
VA Foundation Fund
--------------------------------------------------------------------------------
After:

  1 year                                                                  $   95
  3 years                                                                 $  296
  5 years                                                                 $  515
 10 years                                                                 $1,143
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VA Foundation Fund Pro Forma
--------------------------------------------------------------------------------
After:

  1 year                                                                  $   95
  3 years                                                                 $  296
  5 years                                                                 $  515
 10 years                                                                 $1,143
--------------------------------------------------------------------------------

|?|   How do the Funds' performance records compare?


     The following tables show how each Fund has performed in the past. Returns reflect reinvestment of all dividends and distributions and fees charged to shareholders' accounts, but do not reflect contract or policy charges assessed by participating insurance companies. Past performance is not an indication of future results.


Year-by-Year Total Return (%)


     The table below shows the percentage gain or loss for Balanced Fund II in the full calendar year since its inception on 11/1/2000 and VA Foundation Fund in each calendar year since its inception on 3/1/1996. The table should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year or over time. This table includes the effects of Fund expenses. Separate account fees charged by participating insurance companies are not reflected in this table. If these fees were reflected, returns for each Fund would be lower than those shown. For details on account fees charged by participating insurance companies, refer to the prospectus of the variable annuity contracts or variable life insurance policies.

Balanced Fund II

   [The following table was depicted as a bar chart in the printed material.]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------
                                                                       -10/74


Best Quarter: 4th Quarter 2001 +8.02%
Worst Quarter: 1st Quarter 2001 -10.53%


VA Foundation Fund

   [The following table was depicted as a bar chart in the printed material.]

1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------
                                        27.80   10.56  10.64    -4.93  -8.57

Best Quarter: 2nd Quarter 1997 +13.26%
Worst Quarter: 1st Quarter 2001 -8.83%


      The next table lists Balanced Fund II's average annual total return over the past year and since inception (through 12/31/2001) and VA Foundation Fund's average annual total return over the past one and five years and since inception (through 12/31/2001). This table is intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with an index. At the bottom of the table you can compare Balanced Fund II's performance with the S&P 500 Index ("S&P 500") and the Lehman Brothers Aggregate Bond Index ("LBABI") and VA Foundation Fund's performance with the S&P 500 and the Lehman Brothers Government/Credit Index ("LBGCI"). The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. The LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities and asset-backed securities. The LBGCI is an unmanaged fixed income index that includes investment grade fixed-rate U.S. government, U.S. government agency and corporate securities. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


Average Annual Total Return (for the period ended 12/31/2001)


--------------------------------------------------------------------------------
Balanced Fund II
--------------------------------------------------------------------------------
                                                                    Performance
                       Inception                                       Since
                          Date      1 year      5 year     10 year   Inception

Fund                   11/1/2000     -10.74%      N/A         N/A     -12.86%

S&P 500                              -11.87%      N/A         N/A     -15.64%

LBABI                                  8.44%      N/A         N/A      10.44%*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VA Foundation Fund
--------------------------------------------------------------------------------
                                                                    Performance
                       Inception                                       Since
                          Date      1 year      5 year     10 year   Inception

Fund                    3/1/1996      -8.57%     6.34%        N/A        8.01%

S&P 500                              -11.87%    10.70%        N/A       12.22%

LBGCI                                  8.50%     7.37%        N/A        6.84%
-------------------------------------------------------------------------------


*     Index performance since 11/1/2000.

      For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

     Important information about VA Foundation Fund is also contained in management's discussion of VA Foundation Fund's performance, attached as Exhibit B to this prospectus/proxy statement. This information also appears in VA Foundation Fund's most recent Annual Report.

|?| Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee and sub-advisory fee be after the Merger?


Management of the Funds

      The overall management of VA Foundation Fund and Balanced Fund II is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Variable Annuity Trust and the Board of Trustees of The Wachovia Variable Insurance Funds, respectively.

Investment Advisor

      Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to VA Foundation Fund and, as of January 2, 2002, to Balanced Fund II. Following are some key facts about EIMC:



--------------------------------------------------------------------------------
      o is a wholly owned subsidiary of First Union National Bank (FUNB), which is a wholly owned subsidiary of Wachovia Corporation (formerly named First Union Corporation). Wachovia Corporation is the 4th largest bank holding company in the United States based on total assets as of December 31, 2001.


      o     Has been managing mutual funds and private accounts since 1932.

      o Manages over $102 billion in assets for 129 of the Evergreen and Wachovia Funds as of January 2, 2002.

      o Is located at 200 Berkeley Street, Boston, Massachusetts 02116. Investment Sub-Advisor
--------------------------------------------------------------------------------


Investment Sub-Advisor

        Tattersall Advisory Group, Inc. ("TAG") is the investment sub-advisor to VA Foundation Fund and, as of January 2, 2002, to Balanced Fund II. Following are some key facts about TAG:


--------------------------------------------------------------------------------
      o Is a subsidiary of Wachovia Corporation (formerly named First Union Corporation).

      o     Has been managing fixed income accounts since 1976.


      o Currently manages over $8.07 billion in assets for 10 of the Evergreen and Wachovia Funds as of January 2, 2002.


      o     Is located at 6802 Paragon Place, Suite 200, Richmond, Virginia
            23230.
--------------------------------------------------------------------------------

Portfolio Management

     The day-to-day management of each of VA Foundation Fund and Balanced Fund II is handled by:


--------------------------------------------------------------------------------
     o Two teams of portfolio management professionals from EIMC's Large Cap Value team and the Large Cap Core Growth team each manage the equity portion of the Funds, with team members responsible for various sectors.

     o The fixed income portion of each Fund is managed by a team of fixed income portfolio management professionals at TAG, with team members responsible for various fixed income sectors.
--------------------------------------------------------------------------------


Advisory Fees

     For its management and supervision of the daily business affairs of VA Foundation Fund, EIMC is entitled to receive an annual fee equal to:

--------------------------------------------------------------------------------
      o     0.745% of the Fund's average daily net assets.
--------------------------------------------------------------------------------

Sub-Advisory Fees

      Under the terms of the sub-advisory agreement, TAG is entitled to receive an annual fee equal to:


--------------------------------------------------------------------------------
      o     0.37% of average daily net assets.

      o EIMC agrees to pay all sub-advisory fees. VA Foundation Fund does not pay a fee to TAG.
--------------------------------------------------------------------------------


|?|   What will be the primary federal tax consequences of the Merger?


      Prior to or at the time of the Merger, Balanced Fund II and VA Foundation Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be realized by Balanced Fund II or the record owners of its shares (the "Record Holders") for federal income tax purposes as a result of receiving VA Foundation Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of VA Foundation Fund that are received by a Balanced Fund II Record Holder will be the same as the holding period and aggregate tax basis of shares of Balanced Fund II previously held by such Record Holder, provided that shares of Balanced Fund II are held as capital assets. In addition, the holding period and tax basis of the assets of Balanced Fund II in the hands of VA Foundation Fund as a result of the Merger will be the same as they were in the hands of Balanced Fund II immediately prior to the Merger. No gain or loss will be recognized by VA Foundation Fund upon the receipt of the assets of Balanced Fund II in exchange for shares of VA Foundation Fund and the assumption by VA Foundation Fund of Balanced Fund II's identified liabilities.


                                      RISKS

|?|   What are the primary risks of investing in each Fund?

      An investment in each Fund is subject to certain risks. The risk factors for the Funds are very similar due to the similarity of the Funds' investment objectives and polices. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

--------------------------------------------------------------------------------
           Balanced Fund II                       VA Foundation Fund
--------------------------------------------------------------------------------
                  Both Funds are subject to Stock Market Risk.

  Both Funds invest a significant portion of their assets in equity securities.
--------------------------------------------------------------------------------

      The Funds' value will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the value of and dividend yield and total return earned on a shareholder's investment would likely decline. Even if general economic conditions do not change, a shareholder's investment in a Fund may decline if the particular sectors, industries or issuers in which the Fund invests do not perform well.


--------------------------------------------------------------------------------
            Balanced Fund II                     VA Foundation Fund
--------------------------------------------------------------------------------
                Both Funds are subject to Market Capitalization Risk.

           Both Funds invest primarily in large capitalization companies.
--------------------------------------------------------------------------------

      Stocks fall into three broad market capitalization categories -- large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

--------------------------------------------------------------------------------
            Balanced Fund II                     VA Foundation Fund
--------------------------------------------------------------------------------
                Both Funds are subject to Investment Style Risk.

               Both Funds invest in both value and growth stocks.
--------------------------------------------------------------------------------

      Stocks with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor.

--------------------------------------------------------------------------------
            Balanced Fund II                     VA Foundation Fund
--------------------------------------------------------------------------------
                  Both Funds are subject to Interest Rate Risk.

       Both Funds invest at least 25% of their assets in debt securities.
--------------------------------------------------------------------------------


      Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. Since both Funds invest a significant portion of their portfolios in debt securities, if interest rates rise, then the value of the Funds' securities may decline. The longer the term of the bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. When interest rates go down, interest earned by the Funds on their investments may also decline, which could cause the Funds to reduce the dividends they pay.


--------------------------------------------------------------------------------
            Balanced Fund II                     VA Foundation Fund
--------------------------------------------------------------------------------
                     Both Funds are subject to Credit Risk.

       Both Funds invest at least 25% of their assets in debt securities.
--------------------------------------------------------------------------------

      The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Funds invest in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis.

--------------------------------------------------------------------------------
            Balanced Fund II                     VA Foundation Fund
--------------------------------------------------------------------------------


           Both Funds are subject to Mortgage-Backed Securities Risk.

               Both Funds may invest a portion of their assets in
                           mortgage-backed securities.
--------------------------------------------------------------------------------



     Like other debt securities, changes in interest rates generally affect the value of mortgage-backed securities. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Early repayment of mortgages underlying these securities may expose the Fund to a lower rate of return when it reinvests the principal.

--------------------------------------------------------------------------------
            Balanced Fund II                     VA Foundation Fund
--------------------------------------------------------------------------------
Balanced Fund II is subject to Below     VA Foundation Fund is not subject to
Investment Grade Securities Risk. The Below Investment Grade Securities Risk. Fund may invest up to 5% of its total assets in securities rated below
Baa by Moody's or below BBB by S&P.
--------------------------------------------------------------------------------

      Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and which may result in a decreased liquidity of such bonds.


|?|   Are there any other risks of investing in each Fund?


      Although not a principal strategy, each Fund may invest in foreign securities. VA Foundation Fund may invest up to 25% of its assets in foreign securities; however the Fund's current intention is to invest no more than 10% of its assets in foreign securities. Balanced Fund II may invest up to 20% of its assets in American Depository Receipts and not more than 10% of its assets in other securities of foreign issuers. Neither Fund engages in foreign currency transactions. Investments in foreign securities require consideration of certain factors not normally associated with investments in securities of U.S. issuers. For example, when a Fund invests in foreign securities, they usually will be denominated in foreign currencies, and a Fund temporarily may hold funds in foreign currencies. Thus, the value of a Fund's shares will be affected by changes in exchange rates. A change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. In addition, a Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Securities markets of foreign countries generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. Other considerations include political and social instability, expropriation, the lack of available information, higher transaction costs (including brokerage charges), increased custodian charges associated with holding foreign securities and different securities settlement practices.


      Both Funds may also invest in futures and options which are forms of derivatives. Small price movements in the underlying asset could result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio, to protect against changes in interest rates, to adjust a portfolio's duration, to maintain a Fund's exposure to its market, to manage cash or to attempt to increase income. Although these practices are intended to increase returns, they may actually reduce returns or increase volatility.

      Both Funds may lend their securities. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

                               MERGER INFORMATION

Reasons for the Merger

      On September 1, 2001, and after approval by shareholders of both companies, Wachovia Corporation merged into First Union Corporation. In connection with that merger, First Union Corporation changed its name to "Wachovia Corporation" immediately after consummation of the merger. Prior to the merger, subsidiaries of Wachovia Corporation and First Union Corporation had managed the Wachovia family of funds and the Evergreen family of funds, respectively. Since September 1, 2001, management of this newly combined financial services company has undertaken the process of comparing product offerings within the Wachovia and Evergreen Fund families to determine opportunities for the elimination of duplicate products. The objective of the analysis was to ensure that a consolidated Wachovia and Evergreen Fund family offered a streamlined, more complete, competitive set of mutual funds, while serving the interests of the shareholders.


      All of the Trustees of The Wachovia Variable Insurance Funds, including the Independent Trustees, considered the Merger at a regular meeting held on December 6, 2001 and approved the Merger at a special meeting held on January 15, 2002; they determined that the Merger was in the best interest of Balanced Fund II and its shareholders and that the interests of existing shareholders of Balanced Fund II would not be diluted as a result of the transactions contemplated by the Merger. In addition, the Trustees of Evergreen Variable Annuity Trust considered and approved the Merger at a regular meeting held on December 13-14, 2001. They determined that the Merger was in the best interests of VA Foundation Fund and its shareholders, and that the interests of existing shareholders of VA Foundation Fund would not be diluted as a result of the transactions contemplated by the Merger.

      Before approving the Plan, the Trustees of The Wachovia Variable Insurance Funds reviewed various factors about the Funds and the Merger. The
Trustees considered the relative size of the Funds as well as the similarity of the Funds' investment objectives and principal investment strategies. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Balanced Fund II with VA Foundation Fund. As of September 30, 2001, Balanced Fund II's total net assets were approximately $7.1 million and VA Foundation Fund's total net assets were approximately $164.4 million. By merging into VA Foundation Fund, contract owners and policy holders of Balanced Fund II would have the benefit of a larger fund with a similar investment objective and policies.


      The Trustees also considered the relative expenses of the Funds. Currently, the expense ratio of VAEFoundation Fund is lower than that of Balanced Fund II, both before and after the Wachovia Fund's contractual waiver is taken into account.


     The Trustees also considered the relative performance of each Fund and noted that VA Foundation Fund's performance for the period of January 1, 2001 through September 30, 2001 has been higher than that of Balanced Fund II. For the year to date period ended September 30, 2001, the average annual total return of Balanced Fund II Fund was -17.36% while the total return of VA Foundation Fund was -12.80%.


      In addition, the Trustees considered among other things:

      o     the terms and conditions of the Merger;

      o the fact that the Merger would not result in the dilution of shareholders' interests;

      o the fact that EIMC will bear the expenses incurred by Balanced Fund II and VA Foundation Fund in connection with the Merger;

      o the fact that VA Foundation Fund will assume the identified liabilities of Balanced Fund II;

      o the fact that the Merger is expected to be tax free for federal income tax purposes;

      o the relative tax situations of Balanced Fund II and VA Foundation Fund including realized and unrealized gains and losses;

      o alternatives available to shareholders of Balanced Fund II, including the ability to redeem their shares;

      o     the investment experience, expertise and resources of EIMC and TAG;

      o the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen Family of Funds; and

      o the fact that VA Foundation Fund will indemnify the Trustees of The Wachovia Variable Insurance Funds against certain liabilities.

      During their consideration of the Merger, the Trustees of The Wachovia Variable Insurance Funds met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

      The Trustees of The Wachovia Variable Insurance Funds have voted to retain their ability to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Merger. EIMC will bear the cost of such additional insurance coverage.

      Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees of The Wachovia Variable Insurance Funds concluded that the proposed Merger would be in the best interests of Balanced Fund II and its shareholders.

      The Trustees of Evergreen Variable Annuity Trust also approved the Merger on behalf of VA Foundation Fund.

Agreement and Plan of Reorganization


      The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

      The Plan provides that VA Foundation Fund will acquire all of the assets of Balanced Fund II in exchange for shares of VA Foundation Fund and the assumption by VA Foundation Fund of the identified liabilities of Balanced Fund II on or about June 14, 2002 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Balanced Fund II will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. VA Foundation Fund will not assume any liabilities or obligations of Balanced Fund II other than those reflected in an unaudited statement of assets and liabilities of Balanced Fund II prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time"). VA Foundation Fund will provide the Trustees of The Wachovia Variable Insurance Funds with certain indemnifications as set forth in the Plan.


      The number of full and fractional shares of VA Foundation Fund to be received by the shareholders of Balanced Fund II will be determined by multiplying the number of full and fractional shares of Balanced Fund II by a factor which shall be computed by dividing the net asset value per share of Balanced Fund II by the net asset value per share of VA Foundation Fund. Such computations will take place as of the Valuation Time. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

      The custodian for the Funds will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of VA Foundation Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.


      At or prior to the Closing Date, Balanced Fund II will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund), substantially all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

      As soon after the Closing Date as conveniently practicable, Balanced Fund II will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of VA Foundation Fund received by Balanced Fund II. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Balanced Fund II's shareholders on VA Foundation Fund's share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of VA Foundation Fund due to the Fund's shareholders. All issued and outstanding shares of Balanced Fund II, including those represented by certificates, will be canceled. The shares of VA Foundation Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Balanced Fund II will be terminated.

      The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Balanced Fund II's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Balanced Fund II's shareholders, the Plan may be terminated (a) by the mutual agreement of Balanced Fund II and VA Foundation Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.


      Whether or not the Merger is consummated, EIMC will pay the expenses incurred by Balanced Fund II and VA Foundation Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Balanced Fund II, VA Foundation Fund or their Record Holders.


      If Balanced Fund II shareholders do not approve the Merger, the Trustees of The Wachovia Variable Insurance Funds will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

      The Merger is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, Balanced Fund II and VA Foundation Fund will receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:


      (1) The transfer of all of the assets of Balanced Fund II solely in exchange for shares of VA Foundation Fund and the assumption by VA Foundation Fund of the identified liabilities of Balanced Fund II followed by the distribution of VA Foundation Fund's shares to the Record Holders of Balanced Fund II in liquidation of Balanced Fund II will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and VA Foundation Fund and Balanced Fund II will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;


      (2) No gain or loss will be recognized by VA Foundation Fund upon the receipt of the assets of Balanced Fund II solely in exchange for the shares of VA Foundation Fund and the assumption by VA Foundation Fund of the identified liabilities of Balanced Fund II;


      (3) No gain or loss will be recognized by Balanced Fund II on the transfer of its assets to VA Foundation Fund in exchange for VA Foundation Fund's shares and the assumption by VA Foundation Fund of the identified liabilities of Balanced Fund II or upon the distribution (whether actual or constructive) of VA Foundation Fund's shares to Balanced Fund II's Record Holders in exchange for their shares of Balanced Fund II;

      (4) No gain or loss will be recognized by Balanced Fund II's Record Holders upon the exchange of their shares of Balanced Fund II for shares of VA Foundation Fund in liquidation of Balanced Fund II;

      (5) The aggregate tax basis of the shares of VA Foundation Fund received by each Record Holder of Balanced Fund II pursuant to the Merger will be the same as the aggregate tax basis of the shares of Balanced Fund II held by such Record Holder immediately prior to the Merger, and the holding period of the shares of VA Foundation Fund received by each Record Holder of Balanced Fund II will include the period during which the shares of Balanced Fund II exchanged therefore were held by such Record Holder (provided that the shares of Balanced Fund II were held as a capital asset on the date of the Merger); and


      (6) The tax basis of the assets of Balanced Fund II acquired by VA Foundation Fund will be the same as the tax basis of such assets to Balanced Fund II immediately prior to the Merger, and the holding period of such assets in the hands of VA Foundation Fund will include the period during which the assets were held by Balanced Fund II.


     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax free reorganization under the Code, a Record Holders of Balanced Fund II would recognize a taxable gain or loss equal to the difference between its tax basis in its Fund shares and the fair market value of VA Foundation Fund shares it received. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Balanced Fund II should also consult their tax advisors as to the state and local consequences, if any, of the Merger.

      Any capital loss carryforward of the Balanced Fund II will be available to VA Foundation Fund to offset capital gains recognized after the Merger subject to certain limitations.


Pro-forma Capitalization


      The following table sets forth the capitalizations of Balanced Fund II and VA Foundation Fund as of December 31, 2001 and the capitalization of VA Foundation Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.65 shares of VA Foundation Fund issued for each share of Balanced Fund II.


           Capitalization of Balanced Fund II, VA Foundation Fund and
                         VA Foundation Fund (Pro Forma)

----------------------------------------------------------------------------------------------
                                           Balanced         VA Foundation   VA Foundation Fund
Net Assets                                  Fund II             Fund             (Pro Forma)
  Total Net Assets                        $  8,722,976       $168,337,326       $177,060,302

  Net Asset Value Per Share               $       8.49       $      13.05       $      13.05

  Shares Outstanding                         1,027,129         12,898,109         13,566,471
----------------------------------------------------------------------------------------------

      The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares


     Information regarding the Rule 12b-1 plan adopted by Balanced Fund II is included in its prospectus and statement of additional information. Balanced Fund II has adopted this 12b-1 plan but has no present intention of paying or accruing this fee for the foreseeable future.


Purchase and Redemption Procedures


     Shares of each Fund are sold to separate accounts funding variable annuity contracts and variable life insurance policies issued by participating insurance companies -- shareholders may not purchase or redeem shares of either Fund directly. Shareholders should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies and how to redeem funds or change investment options.

      The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.





Dividend Policy


     Each Fund distributes its investment company taxable income annually and its net realized gains, if any, at least annually to the separate accounts of participating insurance companies on the dividend record date. Dividends and distributions are always reinvested in additional shares of the respective Fund. See each Fund's prospectus for further information concerning dividends and distributions.



     After the Merger, separate accounts and pension plans of Balanced Fund II will have dividends and/or distributions received from VA Foundation Fund reinvested in shares of VA Foundation Fund. Shareholders of Balanced Fund II who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from VA Foundation Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of VA Foundation Fund.

     Both VA Foundation Fund and Balanced Fund II have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed.


                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization


     VA Foundation Fund is a series of Evergreen Variable Annuity Trust, an open-end management investment company registered with the SEC under the 1940 Act that offers shares of its funds only to separate accounts of participating insurance companies and pension plans. Evergreen Variable Annuity Trust is organized as a Delaware business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law. Balanced Fund II is a series of The Wachovia Variable Insurance Funds, an open-end management investment company registered with the SEC under the 1940 Act that offers shares of its funds only to separate accounts of participating insurance companies. The Wachovia Variable Insurance Funds is organized as a Massachusetts business trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Massachusetts and federal law.


Capitalization


     The beneficial interests in VA Foundation Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in Balanced Fund II are represented by an unlimited number of transferable shares with no par value. Each Fund's Declaration of Trust permits the Trustees of each Trust to allocate shares into an unlimited number of series, and classes thereof with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares are offered in only one class and represent equal proportionate interests in the assets belonging to the Fund. Holders of shares of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Holders of shares of each Fund vote separately by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

      Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Variable Annuity Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Variable Annuity Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Variable Annuity Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Variable Annuity Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Variable Annuity Trust is remote.


     Under the applicable Massachusetts law, shareholders may, under certain circumstances, be held personally liable for the obligations of The Wachovia Variable Insurance Funds. However, the Declaration of Trust of The Wachovia
Variable Insurance Funds contains an express disclaimer of Record Holder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by The Wachovia Variable Insurance Funds or the Trustees of The Wachovia Variable Insurance Funds. The Declaration of Trust also provides for Record Holder indemnification out of the assets of Balanced Fund II.


Shareholder Meetings and Voting Rights


     Neither Evergreen Variable Annuity Trust on behalf of VA Foundation Fund nor The Wachovia Variable Insurance Funds on behalf of Balanced Fund II is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Variable Annuity Trust. A meeting of shareholders may be called for any purpose when requested in writing by the holders of at least 10% of the outstanding shares of The Wachovia Variable Insurance Funds entitled to vote thereon. In addition, each Trust is required to call a meeting of Record Holders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Neither Evergreen Variable Annuity Trust nor The Wachovia Variable Insurance Funds currently intends to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to VA Foundation Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter; with respect to Balanced Fund II, 50% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

     Under the Declaration of Trust of Evergreen Variable Annuity Trust, each share of VA Foundation Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share. Under the Declaration of Trust of The Wachovia Variable Insurance Funds, as to any matter on which a Record Holder is entitled to vote, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.


Liquidation

      In the event of the liquidation of VA Foundation Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund over the liabilities belonging to the Fund. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund. In the event of termination of Balanced Fund II, upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Fund , the Trustees will distribute the remaining assets belonging to the Fund ratably among the holders of outstanding shares of the Fund.

Liability and Indemnification of Trustees

      Under the Declaration of Trust of Evergreen Variable Annuity Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

      Under the Declaration of Trust and By-Laws of The Wachovia Variable Insurance Funds, a Trustee is liable only for his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Each Trustee is indemnified by the Trust to the fullest extent permitted by law against liability and all expenses, including the cost of litigation, incurred by him as a result of any legal action in which he becomes involved by virtue of his being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust of Evergreen Variable Annuity Trust and The Wachovia Variable Insurance Funds, their respective By-Laws and Delaware and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and Massachusetts law directly for more complete information.

               INFORMATION REGARDING INVESTMENT ADVISORY AGREEMENT
                     AND INVESTMENT SUB-ADVISORY AGREEMENT


The Investment Advisor, Investment Sub-Advisor and Evaluation by the Trustees

      In conjunction with combining the investment management functions within the newly combined Wachovia Corporation, discussed above under "Reasons for the Merger", the Trustees of The Wachovia Variable Insurance Funds were asked to approve a series of new investment advisory agreements for The Wachovia Variable Insurance Funds on behalf of each of its series, including Balanced Fund II, with EIMC and new investment sub-advisory agreements for certain of the Wachovia Variable Insurance Funds, including Balanced Fund II, between EIMC and TAG. EIMC, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the investment advisor to the Evergreen Funds and is a wholly owned subsidiary of Wachovia Corporation. TAG, located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230, is an investment sub-advisor to certain of the Evergreen Funds, and is a subsidiary of Wachovia Corporation. At a regular meeting held December 6, 2001, the Trustees of The Wachovia Variable Insurance Funds met in person to discuss the recommendation.

      The Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate each of the investment advisory agreements. On December 6, 2001, the Trustees, including all of the Independent Trustees, voted to (1) terminate the existing Investment Advisory Agreement for The Wachovia Variable Insurance Funds with Wachovia Fund Advisers, a division of

Wachovia Bank, N.A. ("Wachovia Fund Advisers") (the "Prior Agreement"), (2) approve an Interim Investment Advisory Agreement for The Wachovia Variable Insurance Funds with EIMC to become effective January 2, 2002 and to remain in effect until the earlier of May 30, 2002 or until a new investment advisory agreement could be presented to and approved by shareholders (the "Interim Advisory Agreement"), (3) approve a new Investment Management Agreement with EIMC to become effective upon approval by shareholders of Balanced Fund II (the "Advisory Agreement"), (4) approve an Interim Investment Sub-Advisory Agreement between EIMC and TAG for certain of The Wachovia Vari able Insurance Funds, including Balanced Fund II, to become effective January 2, 2002 and to remain in effect until the earlier of May 30, 2002 or until a new investment sub-advisory agreement could be presented to and approved by shareholders (the "Interim Sub-Advisory Agreement"), and (5) approve a new Investment Sub-Advisory Agreement between EIMC and TAG to become effective upon approval by shareholders of Balanced Fund II (the "Sub-Advisory Agreement"). The Prior Agreement was last submitted to a vote of shareholders on January 1, 1994 with respect to Balanced Fund II.

     The material factors considered by the Trustees in approving the Interim Advisory Agreement, Advisory Agreement, Interim Sub-Advisory Agreement and Sub-Advisory Agreement were: (i) the expected nature and quality of services to be provided by EIMC and TAG as described in the respective agreement; (ii) the fact that there would be no change in the amount of advisory fees paid by the Fund under the Prior Agreement; (iii) the fact that EIMC would pay the full amount of sub-advisory fees; as outlined in Exhibit D which is attached to this prospectus/proxy statement; (iv) EIMC's and TAG's financial strength and insurance coverage; (v) the investment advisory experience and reputation of the personnel of EIMC and TAG; and (vi) EIMC's administrative support services, each as described in materials provided to the Board prior to their deliberations.


Terms of the Advisory Agreement and Sub-Advisory Agreement


      The following description of the Advisory Agreement is qualified entirely by reference to the Advisory Agreement, which is attached as Exhibit C to this prospectus/proxy statement. The terms of the Advisory Agreement are substantially similar to the terms of the Prior Agreement. The Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of The Wachovia Variable Insur ance Funds, EIMC would be responsible for the day-to-day investment and reinvestment of Balanced Fund II's securities, (2) that Balanced Fund II pays EIMC a maximum fee equal to 0.70% of average daily net assets and EIMC agrees to maintain all current expense caps or waivers in effect with Wachovia Fund Advisers; (3) that, as required by the 1940 Act, it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the outstanding shares of Balanced Fund II or by a majority of the Trustees and a majority of the Independent Trustees; (4) that it may be terminated, without penalty, by EIMC, by the Trustees or by a majority vote of the outstanding shares of Balanced Fund II upon 60 days prior written notice; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

      The following description of the Sub-Advisory Agreement is qualified entirely by reference to the Sub-Advisory Agreement, which is attached as Exhibit D to this prospectus/proxy statement. The terms of the Sub-Advisory Agreement are substantially similar to the terms of other sub-advisory agreements between EIMC and TAG on behalf of certain Evergreen Funds. The Sub-Advisory Agreement provides in substance: (1) that, subject to the supervision of the Board of Trustees of The Wachovia Variable Insurance Funds and EIMC, TAG would be responsible for the day-to-day investment and reinvestment of the fixed income portion of Balanced Fund II's securities, (2) that EIMC pays TAG a maximum fee equal to 0.35% of average daily net assets; (3) that, as required by the 1940 Act, it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the outstanding shares of Balanced Fund II or by a majority of the Trustees and a majority of the Independent Trustees; (4) that it may be terminated, without penalty, by EIMC, by TAG, by the Trustees or by a majority vote of the outstanding shares of Balanced Fund II upon 60 days prior written notice; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

Fees Paid Under the Advisory Agreements and Sub-Advisory Agreement

      Each of the Prior Agreement, Interim Agreement, Advisory Agreement and Sub-Advisory Agreement for Balanced Fund II provides that the investment advisor be paid a fee at the annual rate listed below:


--------------------------------------------------------------------------------
      o     0.70% of average daily net assets.

      o EIMC agrees to contractually waive its fees and/or make reimbursements to Balanced Fund II so that the Fund's operating expenses do not exceed, in the aggregate, 1.01%.
--------------------------------------------------------------------------------


     For the most recently completed fiscal year ended on December 31, 2001, Balanced Fund II paid $12,136 in aggregate advisory fees to Wachovia Fund Advisers.

      Each of the Interim Sub-Advisory Agreement and Sub-Advisory Agreement for Balanced Fund II provides that the Investment Sub-Advisor be paid a fee at the annual rate listed below:


--------------------------------------------------------------------------------
      o     0.35% of average daily net assets.

      o EIMC agrees to pay all sub-advisory fees. Balanced Fund II does not pay a fee to TAG.
--------------------------------------------------------------------------------


More Information about EIMC and TAG


      EIMC also serves as investment advisor to the following Evergreen Funds, which has an investment objective similar to that of Balanced Fund II, at the fee rate set forth below:



----------------------------------------------------------------------------------------------------------------------
                                                                                        Annual Investment
                                                                                          Advisory Fee
                                                                                        (as a Percent of
                                                  Net Assets as of                      Average Daily Net
  Fund                                           September 30, 2001                    Assets of the Fund)
----------------------------------------------------------------------------------------------------------------------
  Evergreen Balanced Fund                           $1,023,859,589             1.5% of gross dividend and interest
                                                                               income plus a percentage of the
                                                                               Fund's average daily net assets
                                                                               as follows:
                                                                               0.51% of the first $100 million
                                                                               0.46% of the next $100 million
                                                                               0.41% of the next $100 million
                                                                               0.36% of the next $100 million
                                                                               0.31% of the next $100 million
                                                                               0.26% of the next $500 million
                                                                               0.21% of amounts over $1 billion

  Evergreen Foundation Fund                         $2,407,645,808             0.725% of the first $750 million; and
                                                                               0.600% of the next $250 million; and
                                                                               0.550% of amounts over $1 billion

  Evergreen Tax Strategic Foundation Fund           $210,752,138               0.750% of the first $200 million, plus
                                                                               0.725% on next $200 million, plus
                                                                               0.650% on next $600 million, plus
                                                                               0.600% on amounts over $1 billion

  Evergreen Select Balanced Fund                    $377,142,245               0.52%

  Evergreen VA Foundation Fund                      $164,439,248               0.745%
----------------------------------------------------------------------------------------------------------------------

        TAG also serves as investment sub-advisor to the following Evergreen
Funds, which have investment objectives similar to the Fund's, at the fee rates set forth below:


----------------------------------------------------------------------------------------------------------------------
                                                  Net Assets as of                      Annual Investment
  Fund                                           September 30, 2001                     Sub-Advisory Fee*
----------------------------------------------------------------------------------------------------------------------
  Evergreen Balanced Fund                           $1,023,859,589             0.18% of average daily net assets

  Evergreen Foundation Fund                         $2,407,645,808             0.32% of average daily net assets

  Evergreen Select Balanced Fund                      $377,142,245             0.22% of average daily net assets

  Evergreen VA Foundation Fund                        $164,439,248             0.32% of average daily net assets
----------------------------------------------------------------------------------------------------------------------


*     TAG's sub-advisory fees are paid by EIMC, not the Funds.

      Principal Executive Officers and Directors of EIMC and TAG

      The following is a list of EIMC's principal executive officers and directors. As stated above, EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116.

------------------------------------------------------------------------------------------------------------------------------
Name                                               Title
------------------------------------------------------------------------------------------------------------------------------
  William M. Ennis          Director, President and Chief Executive Officer of Evergreen Investment Company, Inc.

  Donald A. McMullen        Director, Vice Chairman of Wachovia Corporation

  W. Douglas Munn           Director, Senior Vice President and Chief Operating Officer of Evergreen Investment Company, Inc.

  Dennis H. Ferro           Director, President, Chief Investment Officer

  Richard S. Gershen        Director, Chief Operating Officer

  Christopher P. Conkey     Executive Managing Director, Chief Investment Officer (Equity)

  Sam Paddison              Executive Managing Director, Chief Investment Officer (Specialty Fixed Income)

  Thomas W. Trickett        Chief Financial Officer

  Michael H. Koonce         Secretary, Chief Legal Officer

  James F. Angelos          Senior Vice President, Chief Compliance Officer
------------------------------------------------------------------------------------------------------------------------------

      The following is a list of TAG's principal executive officers and directors. As stated above, TAG's principal address is 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

--------------------------------------------------------------------------------
Name                                       Title
--------------------------------------------------------------------------------
  Fred Tattersall           Executive Managing Director, Chief Executive Officer

  Kevin Girts               Managing Director, Chief Operating Officer

  Robert Calhoun            Managing Director, Chief Investment Officer

  Eleanor Welford           Managing Director

  Parham Behrooz            Director; Head of Credit Research

  Thomas Burton             Director; Senior Portfolio Manager

  Steven Edelman            Director; Senior Portfolio Manager

  Thomas Ellis              Director; Senior Portfolio Manager

  Paul Michael Jones        Director; Head of Analytics

  James Mallory             Director; Closed End Funds

  Raymond Matsuura          Director; Senior Portfolio Manager
--------------------------------------------------------------------------------

Additional Information


      Wachovia Bank, N.A., a wholly owned subsidiary of Wachovia Corporation and former investment advisor to The Wachovia Variable Insurance Funds, acts as custodian for the securities and cash of The Wachovia Variable Insurance Funds. For these services, Balanced Fund II paid custody fees in the amount of $1,206 for the fiscal year ended December 31, 2001.


                    VOTING INFORMATION CONCERNING THE MEETING


     This prospectus/proxy statement is being sent to shareholders of Balanced Fund II in connection with a solicitation of proxies by the Trustees of The Wachovia Variable Insurance Funds, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 2:00 p.m., on May 13, 2002, at the offices of Federated Services Company, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7080, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Balanced Fund II on or about April 1, 2002. Only Record Holders of record as of the close of business on February 28, 2002 (the "Record Date") will be entitled to notice of, and to give notice instruction at, the Meeting or any adjournment thereof.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will direct Hartford to vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the Plan, FOR the Advisory Agreement, FOR the Sub-Advisory Agreement and FOR any other matters deemed appropriate. Proxies that reflect abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must each be approved by a majority of the votes cast and entitled to vote. However, such abstentions will have the effect of being counted as votes against the Advisory Agreement and the Sub-Advisory Agreement which must be approved by a majority of the outstanding shares. A proxy may be revoked at any time on or before the Meeting by written notice to Hartford at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby and FOR approval of the Advisory Agreement and FOR approval of the Sub-Advisory Agreement.

     Approval of the Plan will require the affirmative vote of a majority (greater than 50%) of Balanced Fund II's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 50% of the Fund's shares entitled to vote) is present. Approval of the Advisory Agreement and the Sub-Advisory Agreement each requires the vote of a majority of the outstanding shares of Balanced Fund II. A majority of the outstanding shares is defined in the 1940 Act as the lesser of (a) 67% of the shares of the Balanced Fund II present at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Balanced Fund II outstanding on the Record Date.

      In voting for the Plan, the Advisory Agreement and the Sub-Advisory Agreement, each share of Balanced Fund II will be entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

      Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Balanced Fund II (who will not be paid for their soliciting activities). In addition, Georgeson Shareholder Communications, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, by Internet or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

      If Balanced Fund II shareholders do not vote to approve the Plan, the Advisory Agreement or the Sub-Advisory Agreement, the Trustees of The Wachovia Variable Insurance Funds will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the proposals are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by a plurality of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder who objects to the Merger will not be entitled under either Massachusetts law or the Declaration of Trust of The Wachovia Variable Insurance Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in a gain or loss to Record Holders for federal income tax purposes, and if the Merger is consummated, it will not affect shareholders' rights to make withdrawals or transfer their account balances among available investment options as offered through their insurance companies or pension plans.


      Shares of Balanced Fund II may be redeemed at any time prior to the consummation of the Merger. Shareholders of Balanced Fund II may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

     Balanced Fund II does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Hartford at the address set forth on the cover of this prospectus/proxy statement so that they will be received by Hartford in a reasonable period of time prior to the meeting.

      The votes of the shareholders of VA Foundation Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

Record Date Information


      As of the Record Date, 1,030,601.726 shares of beneficial interest of Balanced Fund II were outstanding.


      As of January 31, 2002, the officers and Trustees of The Wachovia Variable Insurance Funds beneficially owned as a group less than 1% of the outstanding shares of Balanced Fund II. To The Wachovia Variable Insurance Funds' knowledge, the following persons owned beneficially or of record more than 5% of Balanced Fund II's outstanding shares as of January 31, 2002:

------------------------------------------------------------------------------------------------------------
                                                               Percentage of Shares    Percentage of Shares
Name and Address                               No. of Shares       Before Merger            After Merger
------------------------------------------------------------------------------------------------------------
  Hartford Life Insurance Co.
    Attn: David Ten Broeck Wing
    P.O. Box 2999
    Hartford, CT 06104-2999                     787,974.074            75.60%                 3.79%

 First Union National Bank FBO
    Wachovia Pension Plan
    1525 West Wt Harris Boulevard
    Charlotte, NC 28288-0001                    250,745.856            24.06%                1.21%
------------------------------------------------------------------------------------------------------------


      As of January 31, 2002, the officers and Trustees of Evergreen Variable Annuity Trust beneficially owned as a group less than 1% of the outstanding shares of VA Foundation Fund. To Evergreen Variable Annuity Trust's knowledge, the following persons owned beneficially or of record more than 5% of VA Foundation Fund's outstanding shares as of January 31, 2002:


------------------------------------------------------------------------------------------------------------
                                                               Percentage of Shares    Percentage of Shares
Name and Address                               No. of Shares       Before Merger            After Merger
------------------------------------------------------------------------------------------------------------
  Nationwide Life Insurance Co.
    Variable Account #6
    c/o IPO Portfolio Accounting
    P. O. Box 182029
    Columbus, OH 43218-2029                    8,529,665.089           66.71%                63.37%

  Security Equity Life Insurance Co.
    c/o Bonnie Harris, B1-08
    13045 Tesson Ferry Road
    St. Louis, MO 63128                        1,604,210.977           12.55%               11.92%

  Transamerica Life Insurance Co.
    4333 Edgewood Road NE
    Cedar Rapids, IA 52499-0001                1,486,049.422           11.62%                11.04%

  American Skandia Assurance Corp.
    Variable Account B
    Class 1
    Attn: Investment Accounting
    P.O. Box 883
    Shelton, CO 06484-0883                      678,036.413             5.30%                5.04%
------------------------------------------------------------------------------------------------------------

     The proportionate voting by insurance companies of shares for which no proxies are returned may result in certain shareholders that can direct the vote of less than 5% of the outstanding shares of Balanced Fund II issuing instructions that affect the vote of 5% or more of the outstanding shares.


THE TRUSTEES OF THE WACHOVIA VARIABLE INSURANCE FUNDS RECOMMEND APPROVAL OF THE
   PLAN, THE ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL
      OF THE PLAN, THE ADVISORY AGREEMENT AND THE SUB-ADVISORY AGREEMENT.

                        FINANCIAL STATEMENTS AND EXPERTS

      The Annual Report of Balanced Fund II as of December 31, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of Ernst & Young LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

      The Annual Report of VA Foundation Fund as of December 31, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

      Certain legal matters concerning the issuance of shares of VA Foundation Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION


      Balanced Fund II and VA Foundation Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W.,Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.


                                 OTHER BUSINESS

      The Trustees of The Wachovia Variable Insurance Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


April 1, 2002

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

      2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

      3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                      VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                     ABC Corp.
(2) ABC Corp.                                     John Doe, Treasurer
(3) ABC Corp.                                     John Doe
     c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan                 John Doe, Trustee

TRUST ACOUNTS

(1)  ABC Trust                                    Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee                         Jane B. Doe
     u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.                         John B. Smith
     f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith                                John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage paid envelope.


                    INSTRUCTIONS FOR SHAREHOLDERS IN WACHOVIA

                                BALANCED FUND II


     Since you are a shareholder in Balanced Fund II , you have the right to instruct The Hartford Life Insurance Company ("Hartford") how to vote the Balanced Fund II shares they hold under your annuity contract or variable life insurance policy. You can do so by following the instructions on your proxy card. Hartford will vote any Balanced Fund II shares for which they do not receive voting instructions in proportionately the same manner -- For, Against, or Abstain -- as shares for which they do receive instructions. For purposes of this prospectus/proxy statement, an annuity contract owner or variable insurance policy holder is referred to as a "shareholder" and the voting instruction form is referred to as a "proxy card."


      If you have any questions about the proxy card, please call Georgeson Shareholder Communications, Inc., our proxy solicitor at 866-515-0318.

                           (Intentionally Left Blank)

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of February, 2002, by and between Evergreen Variable Annuity Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Evergreen Trust"), with respect to its Evergreen VA Foundation Fund series (the "Acquiring Fund"), and The Wachovia Variable Insurance Funds, a Massachusetts business trust, with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222 (the "Wachovia Trust"), with respect to its Wachovia VA Balanced Fund II series (the "Selling Fund").

      This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

      WHEREAS, the Trustees of the Evergreen Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

      WHEREAS, the Trustees of the Wachovia Trust have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

      The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

      1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees to indemnify each Trustee of Wachovia Trust against all liabilities and expenses incurred by such Trustee in the manner and to the extent that such liabilities and expenses would have been indemnified under Wachovia Trust's Declaration of Trust and By-Laws. Evergreen Investment Management Company, LLC agrees to pay for the continuation of the existing D & O insurance coverage for the Trustees of the Wachovia Trust for a period of three years following the Closing Date.

      In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

      1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

      1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Evergreen Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Evergreen Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.


      2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of shares of the Selling Fund will receive shares of the Acquiring Fund.


      2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about June 14, 2002 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

      3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, as transfer agent for the Selling Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Wachovia Trust or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

            (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

            (b) The Selling Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Wachovia Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (g) The audited financial statements of the Selling Fund at December 31, 2001 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

            (h) Since December 31, 2001 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

            (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains and has met the diversification requirements of Section 817(h) of the Code and the rules thereunder .

            (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

            (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

            (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Wachovia Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

            (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

            (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Evergreen Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) The audited financial statements of the Acquiring Fund at December 31, 2001 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

            (g) Since December 31, 2001 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.


            (h) As of the Closing Date, the Acquiring Fund will have no liabilities, actual or contingent, known or unknown, except as are set forth in the Statement of Assets and Liabilities referred to in Section 6.2.


            (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. and has met the diversification requirements of Section 817(h) of the Code and the rules thereunder.

            (k) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

            (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (m) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            (n) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (o) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Evergreen Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

      5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.3 APPROVAL BY SHAREHOLDERS. The Wachovia Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Wachovia Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Evergreen Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

      6.2The Acquiring Fund shall have delivered to the Selling Fund a Statement of the Fund's Assets and Liabilities as of the Closing Date, including a schedule identifying the nature and amount of each liability reflected on such Statement, certified by the Treasurer or Assistant Treasurer of the Acquiring Fund.

      6.3 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

            (a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of Sullivan & Worcester LLP, to carry on its business as presently conducted.

            (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

            (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

            (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Evergreen Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

            (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

            (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

            (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

      Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Evergreen Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Wachovia Trust and the Selling Fund.

      Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

      In this paragraph 6.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Wachovia Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Wachovia Trust.

      7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Kirkpatrick & Lockhart LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

            (a) The Selling Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the trust power to own all of its properties and assets and, to the knowledge of Kirkpatrick & Lockhart LLP, to carry on its business as presently conducted.

            (b) The Selling Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

            (d) To the knowledge of such counsel (but without independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

            (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Wachovia Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

            (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

            (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

            (h) To the knowledge of such counsel (but without independent inquiry or investigation), no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

            (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

      Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Wachovia Trust's officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Evergreen Trust and the Acquiring Fund.

      Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Kirkpatrick & Lockhart LLP appropriate to render the opinions expressed therein.

      In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                       ACQUIRING FUND AND THE SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Wachovia Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling

Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

      8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

            (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

            (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

            (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

            (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

            (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

            (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

      Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

      8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:


            (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


            (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

            (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.


      In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.


      8.8 The Selling Fund shall have received from Ernst & Young LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

            (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

            (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

            (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.


                                   ARTICLE IX

                                    EXPENSES

      9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Evergreen Trust, the Wachovia Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      13.5 With respect to both the Wachovia Trust and the Evergreen Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts in the case of the Wachovia Trust and Delaware, in the case of the Evergreen Trust, which are hereby referred to and are also on file at the principal offices of the Wachovia Trust or, as the case may be, the Evergreen Trust. The obligations of the Wachovia Trust or of the Evergreen Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Wachovia Trust or the Evergreen Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Wachovia Trust or, as the case may be, the Evergreen Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                    THE WACHOVIA VARIABLE INSURANCE FUNDS
                                    ON BEHALF OF WACHOVIA BALANCED FUND II


                                    By:      /s/ James Ostrowski
                                       ----------------------------------------
                                    Name: James Ostrowski
                                          Authorized Officer

                                    EVERGREEN VARIABLE ANNUITY TRUST ON
                                    BEHALF OF EVERGREEN VA FOUNDATION FUND


                                    By:      /s/ Michael H. Koonce
                                       -----------------------------------------
                                    Name: Michael H. Koonce
                                          Authorized Officer

EVERGREEN INVESTMENT MANAGEMENT
COMPANY, LLC,
solely for the purposes of Article 1.3 and 9.1 of this Agreement,

By:      /s/ Christopher P. Conkey
   -------------------------------------
Name: Christopher P. Conkey
      Authorized Officer

                           (Intentionally Left Blank)

                                                                       EXHIBIT B

--------------------------------------------------------------------------------
                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
--------------------------------------------------------------------------------
                    Fund at a Glance as of December 31, 2001
--------------------------------------------------------------------------------

"With low energy prices, low interest rates and depleted business inventories, we believe the current recession will be mild and the economy will start expanding again later in 2002."

                                    Portfolio
                                   Management
                                   ----------

                         Tattersall Advisory Group, Inc.
                              Tenure: October 2001

                        [PHOTO OMITTED]     [PHOTO OMITTED]

                           Timothy E.            Maureen E.
                            O'Grady           Cullinane, CFA
                            Tenure:               Tenure:
                          November 2001         November 2001

--------------------------------------------------------------------------------
                             PERFORMANCE & RETURNS(1)
--------------------------------------------------------------------------------
Portfolio Inception Date:                                             3/1/1996
--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
1 year                                                                  -8.57%
--------------------------------------------------------------------------------
5 years                                                                  6.34%
--------------------------------------------------------------------------------
Since Portfolio Inception                                                8.01%
--------------------------------------------------------------------------------
12-month income dividends per share                                     $0.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

    [The following was represented by a line graph in the printed material.]

                             <PLOT POINTS TO COME>

Comparison of a $10,000 investment in Evergreen VA Foundation Fund(1) versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Credit Bond Index (LBGCBI), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The S&P 500, LBABI and LBGCBI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The ECPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

(1) Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

(2) The fund's adviser changed indices from the Lehman Brothers
Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index effective October 2001. The adviser believes that the Lehman Brothers Aggregate Bond Index more closely represents the composition and strategy of the fund.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

All data is as of December 31, 2001 and subject to change.

--------------------------------------------------------------------------------
                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview
--------------------------------------------------------------------------------

How did the fund perform?

Evergreen VA Foundation Fund had a total return of -8.57% for the twelve-month period ended December 31, 2001. The S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Bond Index returned -11.87%, 8,44% and 8.50%, respectively, for the same period. During the same period, the average return of variable annuity balanced

                                    Portfolio
                                 Characteristics
                                 ---------------
                               (as of 12/31/2001)

Total Net Assets                                                  $168,337,326
--------------------------------------------------------------------------------
Number of Holdings                                                         174
--------------------------------------------------------------------------------
P/E Ratio                                                                24.5x
--------------------------------------------------------------------------------

What was the investment environment like during the period?

The dominant factor influencing both the equity and fixed income markets was the slowdown in the economy in the United States. The slump first appeared in the technology and telecommunications sectors, which had been the leading growth areas for much of the 1990s. Stocks in most industries and sectors fell in value during much of the year. In contrast, most quality fixed income securities performed well, with government securities and higher-quality corporate bonds turning in the best relative performance.

The U.S. Federal Reserve attempted to stop the economy's fall by injecting liquidity into the economy through a series of cuts in short-term interest rates that continued throughout the year. However, any possibility of an early reversal of the economic slump was ended on September 11.

Immediately after September 11, investors pulled money from the stock market and sought out higher-quality securities in the bond market. However, during the final two months of 2001, confidence about a potential recovery grew again, and stocks and corporate bonds both staged comebacks.

Overall, the year was favorable for most types of fixed income investments, with the exception of lower-quality, high-yield corporate bonds. Government securities, mortgage-backed securities and investment grade corporate bonds all had positive returns. In contrast, returns were negative for most stock market indexes. Within the stock market, value stocks tended to hold their prices better than growth stocks.

A new investment team took responsibility for the Evergreen VA Foundation Fund in November 2001. How does this affect the fund's management?

Three experienced investment teams, each of which is responsible for a separate section of the portfolio, now manage the fund. The Evergreen VA Foundation Fund continues to be a balanced fund, with allocations to both fixed income and equity investments.

Approximately 40% of net assets have been allocated to the fund's fixed income section. The Tattersall Advisory Group, led by Portfolio Manager Fred Tattersall, manages this portfolio. The group is a well known manager of bond portfolios for retail and institutional investors. This section invests in high-quality government, corporate and mortgage securities.

The remaining 60% of assets have been allocated to equities, divided into two equal sections. One section is managed by Evergreen's growth team, led by Portfolio Manager Maureen Cullinane, focusing on large-cap growth stocks, using the same disciplines and strategies of Evergreen Large Company Growth Fund. The second section is

--------------------------------------------------------------------------------
                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview
--------------------------------------------------------------------------------

managed by Evergreen's large-cap value team, led by Portfolio Manager Timothy O'Grady, focusing on large-cap value stocks, using the same policies, strategies and tactics of Evergreen Strategic Value Fund.

The combination of the three sections gives the fund a diversified portfolio of large-cap growth companies, both value and growth, as well as high-quality fixed income securities.

How would you describe the Tattersall team's investment strategy for fixed income assets?

We focus on higher-quality corporate and mortgage-backed securities and government bonds, including Treasuries, and do not take big risks on the direction of interest rates. Average credit quality was AA+ on December 31, 2001, and duration--a measure of the portfolio's sensitivity to changes in interest rates--was 4.48 years, slightly less than that of the Lehman Brothers Aggregate Bond Index, a benchmark for the overall market. Shorter duration portfolios tend to be less vulnerable to price loss when interest rates rise. Conversely, they are less likely to enjoy price gains when interest rates fall.

Versus the Lehman Brothers Aggregate Bond Index, the portfolio has overweighted mortgage securities, which comprised about 50% of fixed income portfolio assets, and underweighted Treasuries and agencies, which accounted for about 11% of fixed income assets. Investment-grade corporate securities accounted for 30% of fixed income securities, while cash and short-term investments comprised more than 7% of fixed income assets. The fund held no low-quality, high-yield corporate bonds.

                                  Top 5 Sectors
                                  -------------
                   (as a percentage of 12/31/2001 net assets)

Financials                                                               15.1%
--------------------------------------------------------------------------------
Information Technology                                                   10.9%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    8.7%
--------------------------------------------------------------------------------
Industrials                                                               8.3%
--------------------------------------------------------------------------------
Healthcare                                                                8.1%
--------------------------------------------------------------------------------

How would you describe the strategies for the growth portion of the equity portfolio, Maureen?

We emphasize stable growth companies with strong franchises, good managements and the ability to sustain or increase earnings growth rates. While we always keep the portfolio diversified, we do emphasize industries and companies with the potential to benefit from either long-term, secular trends in the economy or short-term cyclical patterns. We invest in corporations with the potential for earnings acceleration based on industry trends, technological developments or the introduction of new services or products that can act as catalysts for corporate earnings.

We have focused on two long-term sectors in recent years -- technology and healthcare. Healthcare remains a dominant theme in our current strategy, as we believe pharmaceutical, medical devices and services companies have the opportunity to benefit from the needs created by demographic trends, most notably the aging baby boomer generation. We believe many pharmaceutical companies are selling at reasonable stock prices that should be attractive to investors seeking corporations with consistent records of earnings growth. However, we have reduced our emphasis on technology over the past year of high stock valuations and diminished short-term growth prospects. Our technology investments are focused on those companies with the best prospects for secular growth as well as

--------------------------------------------------------------------------------
                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview
--------------------------------------------------------------------------------

companies with consistent records of recurring revenues and earnings. While technology is not currently an area of emphasis, we believe that over the long term technology companies will continue to provide the productivity tools that enhance the growth of the world's economy.

Major holdings in the growth part of the portfolio, as of December 31, 2001, included diversified conglomerates such as General Electric. In healthcare, major holdings include diversified pharmaceutical companies such as Pfizer and American Home Products. In technology, we have established positions in a diverse group of semiconductor companies, including Intel, Microchip and NVIDIA, as well as in more defensive companies with high recurring revenues and stable earnings. These include data processing specialists such as Paychex, Affiliated Computer Systems and Automatic Data Processing.

How would you describe your strategies in managing the value section of the portfolio, Tim?

We are emphasizing healthcare, consumer staples and energy, while underweighting finance, technology and consumer discretionary stocks.

We believe any near-term economic growth will be gradual. Historically, healthcare stocks usually performed well during periods of moderate growth, often rising to valuations 25-30% higher than the market averages in terms of price/earnings ratios. We believe healthcare stocks have the potential for earnings growth rates of about 10% per year--twice the average we expect from the Standard & Poor's 500 companies. We recently have reduced or sold positions in stocks such as Watson Pharmaceuticals, Tenet Healthcare and Johnson & Johnson because we believe their valuations had become too high in relation to their earnings outlooks. We used the proceeds to invest in Merck and Bristol-Myers Squibb, two diversified pharmaceutical companies with attractive stock prices.

Based on their relative valuations, we also emphasized consumer staples stocks, focusing on industry leaders with experienced managements--companies such as Philip Morris, Anheuser-Busch and PepsiCo. Their stock prices have been trading at discounts to the overall market, yet we believe they should have above-average earnings growth rates.

We have slightly overweighted energy stocks, which should do well as the economy starts to grow again. We have emphasized large, integrated oil companies such as Exxon Mobil, Chevron-Texaco and Conoco.

Conversely, we have modestly underweighted financial services. Within the industry, we currently favor traditional banking stocks, whose lending business should benefit from the spread between short-term and long-term interest rates. However, we are concerned about the stock valuations within the overall industry and the possibility that credit risks may increase. Over the longer term, we believe that large, diversified companies involved in the capital markets, such as Citigroup and JP Morgan, have superior long-term potential.

We continue to underweight technology stocks, which we think are overvalued after the tech bubble of the late 1990s. We also think profits in technology are highly cyclical, and the industry's earnings growth during the next 12 to 18 months may not justify current valuations.

We are underweighting consumer discretionary stocks for several reasons. We think consumer confidence is uncertain because of the job market and the fact that many consumers have seen their stock portfolios lose value. At the same time, there is little pent-up demand for large consumer purchases. When we have invested in consumer discretionary stocks, we have emphasized companies that can benefit from trends such as home improvement.

--------------------------------------------------------------------------------
                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview
--------------------------------------------------------------------------------

                               Top 10 Holdings
                               ---------------
                   (as a percentage of 12/31/2001 net assets)

Microsoft Corp.                                                        2.0%
--------------------------------------------------------------------------------
Citigroup, Inc                                                         2.0%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                      1.6%
--------------------------------------------------------------------------------
International Business Machines Corp.                                  1.4%
--------------------------------------------------------------------------------
Intel Corp.                                                            1.4%
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                                  1.4%
--------------------------------------------------------------------------------
Tyco International, Ltd.                                               1.3%
--------------------------------------------------------------------------------
General Electric Co.                                                   1.2%
--------------------------------------------------------------------------------
Wells Fargo & Co.                                                      1.2%
--------------------------------------------------------------------------------
American International Group, Inc.                                     1.2%
--------------------------------------------------------------------------------

What is the Tattersall team's outlook for the fixed income markets?

We anticipate the economic recovery in 2002 will be lackluster, at best, and that short-term rates will remain stable, while long-term rates may fall somewhat. Inflation should continue to be restrained. We think this should be an excellent environment for mortgage-backed securities as well as for high-quality government bonds issued by solid companies.

What is your outlook for growth stocks, Maureen?

With low energy prices, low interest rates and depleted business inventories, we believe the current recession will be mild and the economy will start expanding again later in 2002. As prospects for an economic rebound improve, we may increase our emphasis on industrial cyclical companies, including chemicals and cyclical goods, while also focusing on energy stocks. We plan to continue to overweight healthcare stocks and to underweight technology stocks. Overall, we will maintain a core of stable growth companies with industry-leading positions, experienced managements and the potential to sustain or accelerate their earnings.

What is your outlook for value stocks, Tim?

We think economic growth, when it occurs, will be gradual. We do not anticipate any strong increase in consumer spending patterns and consumer behavior usually leads the economy. In addition, we believe corporate capital spending also is unlikely to increase sharply, simply because corporate earnings are not likely to rise substantially. Ultimately, corporate capital spending is linked to corporate profitability and we think current earnings estimates are too optimistic. Current stock prices are too high, based on our expectations for economic growth.

We believe the portfolio is well positioned for an environment in which economic expansion, if it occurs, is relatively modest.

                           (Intentionally Left Blank)

                                                                       EXHIBIT C

                      FORM OF INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made the 13th day of May 2002, by and between THE WACHOVIA VARIABLE INSURANCE FUNDS, a Massachusetts business trust (the "Trust") and EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability company, (the "Adviser").

      WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this Agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds");

      THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:


      1. (a) The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.


          (b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

      2. (a) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

            (b) The Trust hereby authorizes the Adviser and any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of a Fund, which transaction is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation by the Adviser or any person or entity associated with the Adviser for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

            (c) The Adviser shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by section 31(a) of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder, as the same may be amended from time to time, pertaining to the investment advisory services performed by it and not otherwise created and maintained by another party pursuant to a contract with the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. The books and records pertaining to the Trust which are in the possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

      3. The Adviser shall bear its expenses incurred in connection with its services hereunder. The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

      4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund. The Adviser's fee is computed as of the close of business on each business day.

      A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

      5. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

      6. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

      7. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any Sub-Adviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wachovia Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wachovia Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any Sub-Adviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any Sub-Adviser.

      8. This Agreement shall continue in effect for two years from the date set forth above and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

      9. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of any Fund with respect to that Fund; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser with respect to a Fund. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

      10. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

      11. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

      12. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

      13. The Trust is governed by its Declaration of Trust (a copy of which is on file with the Secretary of the Commonwealth of Massachusetts), which provides that no shareholder, trustee, officer, employee or agent of the Trust or of any series or class of the Trust shall be liable hereunder, and that any other party hereto shall look solely to the assets belonging to the relevant series or class of the Trust for payment of any claim hereunder or for the performance hereof.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           THE WACHOVIA VARIABLE INSURANCE FUNDS


                                           By:
                                             -----------------------------------

                                           Name:

                                           Title:

                                           EVERGREEN INVESTMENT
                                           MANAGEMENT COMPANY, LLC


                                           By:
                                             -----------------------------------

                                           Name:

                                           Title:

                                                              As of May 13, 2002

                                   Schedule 1
                                   ----------
                           Wachovia Equity Fund II
                           Wachovia Special Values Fund II
                           Wachovia Balanced Fund II

                                                              As of May 13, 2002

                                   Schedule 2

      As compensation for the Adviser's services to each Fund during the period of this Agreement, each Fund will pay to the Adviser a fee at the annual rate of:

             Fund                                        Fee
 -------------------------------         ------------------------------------
      Wachovia Equity Fund II              0.70% of average daily net assets

      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rate: 1.15%.

      Wachovia Special Values Fund II      0.80% of average daily net assets

      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rate: 1.25%.

      Wachovia Balanced Fund II            0.70% of average daily net assets

      The Adviser agrees to waive its fees and/or make reimbursements to the Fund so that the Fund's operating expenses do not exceed, in the aggregate, the following rate: 1.01%.

                           (Intentionally Left Blank)

                                                                       Exhibit D

                         FORM OF SUB-ADVISORY AGREEMENT

      AGREEMENT made the 13th day of May, 2002, by and between Evergreen Investment Management Company, LLC (the "Adviser"), and Tattersall Advisory Group, Inc. (the "Sub-adviser").


      WHEREAS, the Adviser serves as investment adviser to The Wachovia Variable Insurance Funds, a Massachusetts business trust (the "Trust') which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and


      WHEREAS, the Trust is comprised of several separate investment portfolios; and

      WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Funds listed on the attached Schedule A, as amended from time to time; and

      WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;


      NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:


      1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way. The Sub-adviser may execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Fund.

      2. Obligations of Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:


            a. The Sub-adviser shall manage the investment and reinvestment of the portfolio assets of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. Unless the Adviser gives the Sub-adviser written instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund's shareholders, direct the Fund's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held in the Fund.


            b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. The Sub-adviser shall use its best efforts to obtain best execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged.

            c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of securities by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

            d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

      3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee at the annual rate set forth in Schedule B hereto of the value of the Fund's average daily net assets. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

      4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

      5. Use of Names. The Adviser shall not use the name of the Sub-adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust or the Fund in any manner not approved prior thereto by the Sub-adviser; provided, however, that the Adviser may use the name of the Sub-adviser and its affiliates in any such material that merely refers in accurate terms to the Sub-adviser's appointment hereunder. The Sub-adviser shall not use the name of the Trust or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Trust in any material that merely refers in accurate terms to the appointment of the Sub-adviser hereunder.

      6. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

      7. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

      8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, until December 31, 2002 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.


      9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Fund in connection with providing composite investment results and related information of the Sub-adviser.

      10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                 EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                                 By:
                                   -------------------------------------------

                                 Name:

                                 Title:


                                 TATTERSALL ADVISORY GROUP, INC.

                                 By:
                                   -------------------------------------------

                                 Name:

                                 Title:

                                                              As of May 13, 2002

                                   SCHEDULE A


THE WACHOVIA VARIABLE INSURANCE FUNDS, on behalf of each of the following series:

                            Wachovia Balanced Fund II

                                                              As of May 13, 2002

                                   Schedule B

      As compensation for the Sub-adviser's services to the Fund during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee at the annual rate of:

I.    Wachovia Balanced Fund II
      0.35% of Average Daily Net Assets of the Fund computed as of the close of business each business day.

                           (Intentionally Left Blank)

                           (Intentionally Left Blank)

                                                               INSERT OSCAR CODE

                                     PART B
                        EVERGREEN VARIABLE ANNUITY TRUST
                          EVERGREEN VA FOUNDATION FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                            WACHOVIA BALANCED FUND II

                                   A Series of

                      THE WACHOVIA VARIABLE INSURANCE FUNDS

                             101 Greystone Boulevard

                               Columbia, SC 29226

                                 (800) 994-4414

                        By and In Exchange For Shares of

                          EVERGREEN VA FOUNDATION FUND

                                   A Series of

                        EVERGREEN VARIABLE ANNUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 (800) 343-2898

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Wachovia Balanced Fund II ("Balanced Fund II"), a series of The Wachovia Variable Insurance Funds, to Evergreen VA Foundation Fund ("VA Foundation Fund"), a series of Evergreen Variable Annuity Trust, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information of Balanced Fund II dated April 30, 2001, as supplemented March 8, 2002;

(2) The Statement of Additional Information of VA Foundation Fund dated May 1, 2001, as supplemented January 3, 2002;

(3)  Annual Report of Balanced Fund II dated December 31, 2001;

(4)  Annual Report of VA Foundation Fund dated December 31, 2001;


         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy
Statement  of  VA  Foundation   Fund  dated  April 1,  2002.  A  copy  of  the
Prospectus/Proxy Statement may be obtained without charge by calling or writing to Evergreen Variable Annuity Trust at the telephone numbers or addresses set forth above.

         The date of this Statement of Additional Information is April 1, 2002.

                                SUPPLEMENT TO THE
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                       OF

                       EVERGREEN SELECT FIXED INCOME FUNDS
                          EVERGREEN SELECT EQUITY FUNDS
                      EVERGREEN STATE MUNICIPAL BOND FUNDS
                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
                     EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
                            EVERGREEN BALANCED FUNDS
                        EVERGREEN GROWTH AND INCOME FUNDS
                         EVERGREEN DOMESTIC GROWTH FUNDS
                             EVERGREEN SECTOR FUNDS
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS
                          EVERGREEN MONEY MARKET FUNDS
                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                        EVERGREEN VARIABLE ANNUITY FUNDS
                           (collectively the "Funds")

I. Effective January 2, 2002, the section of each Fund's SAI entitled SERVICE PROVIDERS is revised as follows:

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, MA 02116-5034, a subsidiary of Wachovia Corporation, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Evergreen Funds with facilities, equipment and personnel and is entitled to receive annual fees from the Funds at the following rate:

Evergreen Select Fixed Income Funds*, Evergreen Select Equity Funds, Evergreen State Municipal Bond Funds, Evergreen Southern State Municipal Bond Funds, Evergreen National Municipal Bond Funds, Evergreen Balanced Funds, Evergreen Domestic Growth Funds, Evergreen Growth and Income Funds, Evergreen Sector Funds, Evergreen International and Global Growth Funds, Evergreen Short and Intermediate Term Bond Funds, Evergreen Intermediate and Long Term Bond Funds and Evergreen Variable Annuity Funds

           ========================================== =====================

                Average Daily Net Assets of the          Administrative
                Evergreen Fluctuating NAV Funds        Service Fee Rates

           ------------------------------------------ ---------------------
           ------------------------------------------ ---------------------
                       First $50 billion                     0.100%
           ------------------------------------------ ---------------------
           ------------------------------------------ ---------------------
                       Next $25 billion                      0.090%
           ------------------------------------------ ---------------------
           ------------------------------------------ ---------------------
                       Next $25 billion                      0.080%
           ------------------------------------------ ---------------------
           ------------------------------------------ ---------------------
                       Next $25 billion                      0.075%
           ------------------------------------------ ---------------------
           ------------------------------------------ ---------------------
                      On assets over $125 billion            0.050%
           ========================================== =====================

         *Evergreen Fixed Income Fund II does not pay an administrative service fee.

Evergreen Money Market Funds and Evergreen Institutional Money Market Funds*

           ========================================== =====================

                Average Daily Net Assets of the          Administrative
                 Evergreen Money Market Funds          Service Fee Rates

           ------------------------------------------ ---------------------
           ------------------------------------------ ---------------------
                       First $60 billion                     0.60%
           ------------------------------------------ ---------------------
           ------------------------------------------ ---------------------
                       Next $40 billion                      0.055%
           ------------------------------------------ ---------------------
           ------------------------------------------ ---------------------
                       Next $25 billion                      0.050%
           ------------------------------------------ ---------------------
           ------------------------------------------ ---------------------
                    On assets over $125 billion              0.040%
           ========================================== =====================

         *SNAP Fund does not pay an administrative service fee.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 2121, Boston, MA 02106-9970, a subsidiary of Wachovia Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

          ==================================== =============== ==============

                                                 Annual Fee     Annual Fee
                                                  Per Open      Per Closed
                                                  Account*       Account**

          Fund Type

          ------------------------------------ --------------- --------------
          ------------------------------------ --------------- --------------
          Monthly Dividend Funds*                  $26.75          $9.00
          ------------------------------------ --------------- --------------
          ------------------------------------ --------------- --------------
          Quarterly Dividend Funds*                $25.75          $9.00
          ------------------------------------ --------------- --------------
          ------------------------------------ --------------- --------------
          Semiannual Dividend Funds*               $24.75          $9.00
          ------------------------------------ --------------- --------------
          ------------------------------------ --------------- --------------
          Annual Dividend Funds*                   $24.75          $9.00
          ------------------------------------ --------------- --------------
          ------------------------------------ --------------- --------------
          Money Market Funds*                      $26.75          $9.00
          ==================================== =============== ==============

         * For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
         ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

         In addition, effective January 2, 2002, the section of the SAI entitled ADVISORY FEES for Evergreen Foundation Fund, Evergreen Growth and Income Fund and Evergreen Fund is revised as follows:

         Evergreen Investment Management Company, LLC is entitled to receive an annual fee based on each Fund's average daily net assets, as follows:

Evergreen Foundation Fund

                  ================================== =================

                      Average Daily Net Assets             Fee

                  ---------------------------------- -----------------
                         first $750 million               0.725%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                          next $250 million               0.600%
                  ---------------------------------- -----------------
                           Over $1 billion                0.550%
                  ================================== =================


Evergreen Growth and Income Fund

                  ================================== =================

                      Average Daily Net Assets             Fee

                  ---------------------------------- -----------------
                         first $500 million               0.725%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                          next $750 million               0.700%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                          next $750 million               0.650%
                  ---------------------------------- -----------------
                           Over $2 billion                0.625%
                  ================================== =================

Evergreen Fund

                  ================================== =================

                      Average Daily Net Assets             Fee

                  ---------------------------------- -----------------
                         first $500 million               0.750%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                          next $500 million               0.700%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                           next $1 billion                0.650%
                  ---------------------------------- -----------------
                           Over $2 billion                0.625%
                  ================================== =================


January 3, 2002                                                      560357 1/02

                        EVERGREEN VARIABLE ANNUITY TRUST

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 (800) 343-2898

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2001

                 Evergreen VA Blue Chip Fund ("Blue Chip Fund")
            Evergreen VA Capital Growth Fund ("Capital Growth Fund")
              Evergreen VA Equity Index Fund ("Equity Index Fund")
                      Evergreen VA Fund ("Evergreen Fund")
                Evergreen VA Foundation Fund ("Foundation Fund")
            Evergreen VA Global Leaders Fund ("Global Leaders Fund")
                    Evergreen VA Growth Fund ("Growth Fund")
         Evergreen VA Growth and Income Fund ("Growth and Income Fund")
               Evergreen VA High Income Fund ("High Income Fund")
      Evergreen VA International Growth Fund ("International Growth Fund")
                   Evergreen VA Masters Fund ("Masters Fund")
                     Evergreen VA Omega Fund ("Omega Fund")
   Evergreen VA Perpetual International Fund ("Perpetual International Fund")
           Evergreen VA Small Cap Value Fund ("Small Cap Value Fund") Evergreen VA Special Equity Fund ("Special Equity Fund") and Evergreen VA Strategic Income Fund ("Strategic Income Fund")
                     (Each a "Fund"; together, the "Funds")

    Each Fund is a series of Evergreen Variable Annuity Trust (the "Trust").


         This Statement of Additional Information (SAI) pertains to the Funds. It is not a prospectus but should be read in conjunction with the prospectus dated May 1, 2001 for the Fund in which you are making or contemplating an investment. The Funds are offered to separate accounts funding variable annuity and variable life insurance contracts issued by life insurance companies (Participating Insurance Companies). Copies of the prospectus may be obtained without charge by calling (800) 343-2898.

         Certain information is incorporated by reference to the Funds' Annual Report dated December 31, 2000. You may obtain a copy of the Annual Report without charge by calling (800) 343-2898.

                                TABLE OF CONTENTS

PART 1

FUND HISTORY................................................................1-1
INVESTMENT POLICIES.........................................................1-1
OTHER SECURITIES AND PRACTICES..............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................1-3
EXPENSES....................................................................1-7
PERFORMANCE................................................................1-14
SERVICE PROVIDERS..........................................................1-15
FINANCIAL STATEMENTS.......................................................1-17

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES...............2-1
ADDITIONAL INFORMATION CONCERNING THE INVESTMENTS
    OF EVERGREEN VA MASTERS FUND...........................................2-18
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................2-18
PERFORMANCE CALCULATIONS...................................................2-20
TAX INFORMATION............................................................2-21
BROKERAGE..................................................................2-22
ORGANIZATION...............................................................2-24
INVESTMENT ADVISORY AGREEMENT..............................................2-25
MANAGEMENT OF THE TRUST....................................................2-26
CORPORATE BOND RATINGS.....................................................2-29
ADDITIONAL INFORMATION.....................................................2-35

                                      1-11

                                     PART 1

                                  FUND HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware business trust on December 23, 1997. Each Fund is a diversified series of Evergreen Variable Annuity Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.  Diversification

         The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33-1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. Each Fund, other than High Income Fund, may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Each Fund, other than High Income Fund, may purchase additional securities as long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law. High Income Fund may borrow funds for the purpose of purchasing securities.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33-1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

                         OTHER SECURITIES AND PRACTICES

         For information regarding certain securities the Funds may purchase and certain investment practices the Funds may use, see "Additional Information on Securities and Investment Practices" in Part 2 of this SAI.

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of March 31, 2001, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of March 31, 2001.

   ----------------------------------------------------------------

                Blue Chip Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union Corp.
                c/o Evergreen Investment Services                    34.40%
                Attn: Lori Gibson
                401 S Tyron Street 5th Floor
                Charlotte, NC 28288
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Skandia Assurance Corp.
                Variable Account B Class 1                           33.76%
                Attn: Investment Accounting
                P.O. Box 883
                Shelton, CT 06484
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company

                c/o IPO Portfolio Accounting                         31.43%
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Capital Growth Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Hartford Life Insurance Company
                Separate Account 2                                   61.27%
                Attn: David Ten Broeck
                200 Hopmeadow Street
                Simsbury, CT 06089
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                PFL Life Insurance Company
                4333 Edgewood Road NE                                12.42%
                Cedar Rapids, IA 52499
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Skandia Assurance Corp.
                Variable Account B Class 1                           12.40&
                Attn: Investment Accounting
                P.O. Box 883
                Shelton, CT 06484
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                c/o IPO Portfolio Accounting                         10.05%
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Equity Index Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company

                c/o IPO Portfolio Accounting                         57.50%
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                First Union Corp.
                c/o Evergreen Investment Services                    31.11%
                Attn: Lori Gibson
                401 S Tyron Street 5th Floor
                Charlotte, NC 28288
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Skandia Assurance Corp.
                Variable Account B Class 1                           10.82%
                Attn: Investment Accounting
                P.O. Box 883
                Shelton, CT 06484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Evergreen Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                Variable Account 6                                   71.39%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Security Equity Life Insurance Co.
                c/o Bonnie Harris                                    16.43
                13045 Tesson Ferry Road
                St. Louis, MO 63128
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Security Equity Life Insurance Co.
                c/o Bonnie Harris                                    8.09%
                13045 Tesson Ferry Road
                St. Louis, MO 63128
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Foundation Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                Variable Account 6                                   71.16%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                PFL Life Insurance Company
                4333 Edgewood Road NE                                11.70%
                Cedar Rapids, IA 52499
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Security Equity Life Insurance Co.
                c/o Bonnie Harris                                    9.56%
                13045 Tesson Ferry Road
                St. Louis, MO 63128
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Global Leaders Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                NWVA6                                                64.94%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Skandia Assurance Corp.
                Variable Account B Class 1                           26.29%
                Attn: Investment Accounting
                P.O. Box 883
                Shelton, CT 06484
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                PFL Life Insurance Company
                4333 Edgewood Road NE                                6.84%
                Cedar Rapids, IA 52499
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------

                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Growth and Income Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                Variable Account #6                                  86.49%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Security Equity Life Insurance Co.
                Registered Share Account                             6.38%
                c/o Bonnie Harris
                13045 Tesson Ferry Road
                St. Louis, MO 63128
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Growth Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Hartford Life Insurance Company
                Separate Account 2                                   85.12%
                Attn: David Ten Broeck
                200 Hopmeadow Street
                Simsbury, CT 06089
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                PFL Life Insurance Company
                4333 Edgewood Road NE                                9.53%
                Cedar Rapids, IA 52499
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Hartford Life Insurance Company
                Separate Account 1                                   5.35%
                Attn: Carol Lewis
                200 Hopmeadow Street
                Simsbury, CT 06089
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                High Income Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                First Union Corp.
                c/o Evergreen Investment Services                    95.43%
                Attn: Lori Gibson
                401 S Tyron Street 5th Floor
                Charlotte, NC 28288
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                International Growth Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                NWVA6                                                78.96%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                NWVA6 Seed Account                                   13.47%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                PFL Life Insurance Company
                4333 Edgewood Road NE                                7.58%
                Cedar Rapids, IA 52499
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Masters Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                NWVA6                                                86.56%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                Seed Account                                         12.31%
                Variable Account Six
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Omega Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                NWVA6                                                71.13%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Skandia Assurance Corp.
                Variable Account B Class 1                           13.88%
                Attn: Investment Accounting
                P.O. Box 883
                Shelton, CT 06484
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Hartford Life Insurance Company
                Separate Account 2                                   10.30%
                Attn: David Ten Broeck
                20 Hopmeadow Street
                Simsbury, CT 06089
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Perpetual International Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Hartford Life Insurance Company

                Separate Account 2                                   90.80%
                Attn: David Ten Broeck
                20 Hopmeadow Street
                Simsbury, CT 06089
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Hartford Life Insurance Company

                Separate Account 1                                   7.22%
                Attn: Carol Lewis
                20 Hopmeadow Street
                Simsbury, CT 06089
                ---------------------------------------------------- -----------

                ----------------------------------------------------------------

                Small Cap Value Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                NWVA6                                                75.32%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                NWVA6 Seed Account                                   10.85%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Skandia Assurance Corp
                Variable Account B Class 1                           10.78%
                Attn: Investment Accounting
                P.O. Box 883
                Shelton, CT 06484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Special Equity Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                American Skandia Assurance Corp
                Variable Account B Class 1                           88.18%
                Attn: Investment Accounting
                P.O. Box 883
                Shelton, CT 06484
                ---------------------------------------------------- -----------
                ----------------------------------------------------------------

                Strategic Income Fund

                ----------------------------------------------------------------
                ---------------------------------------------------- -----------
                Nationwide Life Insurance Company
                NWVA6                                                89.74%
                c/o IPO Portfolio Accounting
                P.O. Box 182029
                Columbus, OH 43218
                ---------------------------------------------------- -----------
                ---------------------------------------------------- -----------
                American Skandia Assurance Corp                      9.16%
                Variable Account B Class 1
                Attn: Investment Accounting
                P.O. Box 883
                Shelton, CT 06484
                ---------------------------------------------------- -----------


                                    EXPENSES

Advisory Fees

         Evergreen Investment  Management Company, LLC is the investment advisor
to  all  Funds  except  Perpetual  International.   For  more  information,  see
"Investment Advisory Agreements" in Part 2 of this SAI.

         EIMC is entitled to receive from Blue Chip Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ================================== =================

                      Average Daily Net Assets             Fee

                  ================================== =================
                  ================================== =================

                         First $100 million               0.61%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          Next $100 million               0.56%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                        Next $100 million               0.51%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                        Next $100 million               0.46%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                        Next $100 million               0.41%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                        Next $500 million               0.36%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          Next $500 million               0.31%
                  ---------------------------------- -----------------

                          Over $1.5 billion               0.26%
                  ================================== =================

         EIMC is entitled to receive from Capital Growth Fund, Equity Index Fund, Foundation Fund, Global Leaders Fund, Growth Fund, High Income Fund, International Growth Fund, Masters Fund, Omega Fund, Small Cap Value Fund and Special Equity Fund,. an annual fee based on a percentage of each Fund's average net assets, as follows:

                  ----------------------------------- -------------------

                  Capital Growth Fund                 0.80%
                  ----------------------------------- -------------------
                  ----------------------------------- -------------------

                  Equity Index Fund                   0.32%
                  ----------------------------------- -------------------
                  ----------------------------------- -------------------

                  Foundation Fund                     0.745%
                  ----------------------------------- -------------------
                  ----------------------------------- -------------------

                  Global Leaders Fund                 0.87%
                  ----------------------------------- -------------------
                  ----------------------------------- -------------------

                  Growth Fund                         0.70%
                  ----------------------------------- -------------------
                  ----------------------------------- -------------------

                  High Income Fund                    0.70%
                  ----------------------------------- -------------------
                  ----------------------------------- -------------------

                  Masters Fund                        0.87%
                  ----------------------------------- -------------------
                  ----------------------------------- -------------------

                  Omega Fund                          0.52%
                  ----------------------------------- -------------------
                  ----------------------------------- -------------------

                  Small Cap Value Fund                0.87%
                  ----------------------------------- -------------------
                  ----------------------------------- -------------------

                  Special Equity Fund                 0.92%
                  ----------------------------------- -------------------


         EIMC is entitled to receive from Strategic Income Fund an annual fee of 2.0% of gross dividend and interest income plus the following fee based on the Fund's average daily net assets, as follows:

                  ================================== =================

                      Average Daily Net Assets             Fee

                  ================================== =================
                  ================================== =================

                         First $100 million               0.36%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          Next $100 million               0.31%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          Next $100 million               0.21%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          Next $100 million               0.16%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          Over $500 million               0.11%
                  ================================== =================

         EIMC is entitled to receive from International Growth Fund an annual fee based on the Fund's average daily net assets, as follows:

                  ================================== =================

                      Average Daily Net Assets             Fee

                  ================================== =================
                  ================================== =================

                         first $200 million               0.66%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          next $200 million               0.56%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------
                        next $200 million               0.46%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          over $600 million               0.36%
                  ================================== =================

         EIMC is entitled to receive from Evergreen Fund and Growth and Income Fund an annual fee based on each Fund's average daily net assets, as follows:

                  ================================== =================

                      Average Daily Net Assets             Fee

                  ================================== =================
                  ================================== =================

                         first $500 million               0.75%
                  ---------------------------------- -----------------
                  ---------------------------------- -----------------

                          next $500 million               0.725%
                  ---------------------------------- -----------------

                           over $1 billion                0.70%
                  ================================== =================

         Mentor Perpetual Advisors, LLC (Mentor Perpetual) is the investment advisor to Perpetual International Fund. Mentor Perpetual is entitled to receive from Perpetual International Fund an annual fee equal to 1.00% of the average daily net assets of the Fund.

Advisory Fees Paid

         Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

=================================================================================================================
Fund/Fiscal Year or Period                                   Advisory Fees Paid         Advisory Fees Waived

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Year or Period Ended December 31, 2000

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Blue Chip Fund (a)                                                $27,175                      $10,571
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Capital Growth Fund                                               $241,423                     $26,332
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund                                                 $87,430                      $63,319
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Evergreen Fund                                                    $615,203                     $38,218
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Foundation Fund                                                  $1,273,484                      $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Global Leaders Fund                                               $296,236                     $52,351
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                            $736,627                     $48,903
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth Fund                                                       $139,891                     $54,950
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
High Income Fund                                                  $37,107                      $9,724
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
International Growth Fund                                         $43,602                      $32,809
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Masters Fund                                                      $254,240                     $32,806
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Omega Fund                                                        $370,249                       $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Perpetual International Fund                                      $274,425                       $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                              $63,216                      $8,705
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Special Equity Fund                                               $126,904                     $17,670
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Strategic Income Fund                                             $96,933                        $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Year or Period Ended December 31, 1999

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Capital Growth Fund                                               $197,527                       $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Equity Index Fund(b)                                              $15,320                      $15,320
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Evergreen Fund                                                    $552,938                     $43,949
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Foundation Fund                                                   $918,103                       $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Global Leaders Fund                                               $135,130                     $26,954
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                            $674,579                     $50,584
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth Fund                                                       $79,436                        $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
High Income Fund(c)                                               $18,045                      $14,359
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
International Growth Fund                                         $17,188                      $17,188
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Masters Fund(d)                                                   $100,395                     $53,184
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Omega Fund                                                        $55,032                        $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Perpetual International Fund                                      $172,752                       $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                              $34,408                      $13,058
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Special Equity Fund(b)                                             $7,217                      $7,217
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Strategic Income Fund                                             $94,335                        $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Year or Period Ended December 31, 1998

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Capital Growth Fund(e)                                            $56,416                      $4,692
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Evergreen Fund                                                    $326,123                     $42,262
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Foundation Fund                                                   $467,156                       $0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Global Leaders Fund                                               $58,409                      $31,587
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                            $453,431                     $69,140
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Growth Fund(e)                                                    $25,960                      $21,300
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
International Growth Fund(f)                                       $3,122                      $3,122
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Omega Fund                                                        $16,941                      $14,973
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Perpetual International Fund(e)                                   $43,460                      $42,172
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(g)                                            $9,742                      $9,742
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Strategic Income Fund                                             $39,755                        $0
=================================================================================================================

(a) For the period April 28, 2000 (commencement of operations) to December 31, 2000.
(b) For the period from September 29, 1999 (commencement of operations) to December 31, 1999.
(c) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.
(d) For the period from January 29, 1999 (commencement of operations) to December 31, 1999.
(e) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
(f) For the period from August 17, 1998 (commencement of operations) to December 31, 1998.
(g) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

Sub-Advisory Fees Paid

         OppenheimerFunds,  Inc. (Oppenheimer), MFS Institutional Advisors, Inc.
(MFS) and Putnam Investment Management, LLC (Putnam) each also manage a segment of the Masters Fund. EIMC pays Oppenheimer, MFS and Putnam fees equal in the aggregate up to 0.50% of the Masters Fund's average daily net assets.

         Mentor Perpetual, owned equally by Perpetual plc (Perpetual), and EIMC has entered into a sub-advisory agreement with Perpetual Portfolio Management Limited (PPM), a subsidiary of Perpetual plc. PPM manages the day-to-day investment operations of the Perpetual International Fund. There is no additional charge to the Funds for the services provided by PPM.

         Pilgrim Baxter Value Investors, Inc. (Pilgrim Baxter) acts as interim sub-advisor to Capital Growth Fund. EIMC will pay Pilgrim Baxter an annual contractual sub-advisory fee at the rate of 0.20% of the Fund's average daily net assets.

         Until November 1, 2000, Evergreen Asset Management Corp. (EAMC) acted as the sub-advisor to a segment of the Masters Fund. Lieber & Company (Lieber) also acts as sub-advisor to EAMC for the Masters Fund providing investment research and other investment services and is reimbursed by EAMC for the costs of providing such services.

         Until September 22, 2000, Lieber also acted as the sub-advisor to Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund, Masters Fund and Small Cap Value Fund and was reimbursed by EAMC for the costs of providing sub-advisory services.

         Below are the sub-advisory fees paid by the investment advisors to the sub-advisors for the last three fiscal years or periods:

================================================================================================================
                                            Sub-Advisory Fees Paid

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Fund                               EIMC                     Lieber                   Oppenheimer, MFS,
                                                                                     Putnam
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Year or Period Ended December 31, 2000

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Evergreen Fund                               N/A                    $422,422                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Foundation Fund                              N/A                    $889,174                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Global Leaders Fund                          N/A                    $141,350                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                       N/A                    $484,207                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Masters Fund                              $32,655(a)                  N/A                     $113,059
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                         N/A                    $27,931                     N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Year or Period Ended December 31, 1999

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Evergreen Fund                               N/A                    $506,444                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Foundation Fund                              N/A                    $913,512                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Global Leaders Fund                          N/A                    $107,635                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                       N/A                    $620,875                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Masters Fund(b)                            $12,703                  $12,639                   $40,213
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                         N/A                    $21,243                     N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Year or Period Ended December 31, 1998

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Evergreen Fund                               N/A                    $282,441                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Foundation Fund                              N/A                    $464,820                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Global Leaders Fund                          N/A                    $26,688                     N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Growth and Income Fund                       N/A                    $382,370                    N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Small Cap Value Fund(c)                      N/A                       $0                       N/A
================================================================================================================

(a)      Of this amount $25,345 was paid to EAMC, the Fund's previous sub-advisor.
(b)      For the period from January 29, 1999 (commencement of operations) to December 31, 1999.
(c)      For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

Brokerage Commissions

         Below are the brokerage commissions paid by each Fund and brokerage commissions paid by the applicable Funds to Lieber and First Union Securities, Inc. (First Union) for the last three fiscal years or periods. For more information regarding brokerage commissions, see "Brokerage" in Part 2 of this SAI.

======================================================================================================
     Fund/Fiscal Year or Period   Total Paid to All   Total Paid to Lieber  Total Paid to First
                                  Brokers Union

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Year or Period Ended December 31, 2000

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Blue Chip Fund(a)                           $17,387                 $0                  $762
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Capital Growth Fund                         $51,135                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Equity Index Fund                            $8,460                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Evergreen Fund                              $133,874              $5,243                $165
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Foundation Fund                             $230,294             $12,355                 $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Global Leaders Fund                         $59,768               $9,469                 $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Growth and Income Fund                      $91,006              $26,992                 $55
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Growth Fund                                 $24,692                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
High Income Fund                               $0                   $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
International Growth Fund                   $45,214                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Masters Fund                                $44,572               $4,904                 $23
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Omega Fund                                  $187,439                $0                 $7,725
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Perpetual International Fund                $176,923                $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Small Cap Value Fund                        $19,209               $4,959                 $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Special Equity Fund                         $97,041                 $0                 $1,362
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Strategic Income Fund                          $0                   $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Year or Period Ended December 31, 1999

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Capital Growth Fund                        $33,158                 $0                 $9,155
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Equity Index Fund(b)                        $5,027                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Evergreen Fund                             $147,096             $105,105                $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Foundation Fund                            $157,780             $110,689                $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Global Leaders Fund                        $20,165              $11,010                 $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Growth and Income Fund                     $143,672             $132,632                $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Growth Fund                                $13,169                 $0                 $1,576
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 High Income Fund(c)                           N/A                  N/A                  N/A
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 International Growth Fund                  $16,007                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Masters Fund(d)                            $28,367               $6,486                 $27
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Omega Fund                                 $22,039                 $0                  $178
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Perpetual International Fund               $62,111                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Small Cap Value Fund                       $10,942               $7,080                 $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Special Equity Fund(b)                      $8,873                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Strategic Income Fund                         $0                   $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Year or Period Ended December 31, 1998

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Capital Growth Fund(e)                     $41,077                 $0                 $4,284
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Evergreen Fund                             $53,354              $47,079                 $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Foundation Fund                            $47,678              $46,786                 $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Global Leaders Fund                        $13,902               $6,368                 $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Growth and Income Fund                     $53,618              $53,382                 $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Growth Fund(e)                             $38,938                 $0                  $767
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 International Growth Fund(f)                $6,231                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Omega Fund                                  $3,380                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Perpetual International Fund(e)            $45,017                 $0                   $0
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
 Small Cap Value Fund(g)                     $3,934               $2,821                 $0
======================================================================================================

(a) For the period April 28, 2000 (commencement of operations) to December 31, 2000.
(b) For the period from September 29, 1999 (commencement of operations) to December 31, 1999.
(c) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.
(d) For the period from January 29, 1999 (commencement of operations) to December 31, 1999.
(e) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
(f) For the period from August 17, 1998 (commencement of operations) to December 31, 1998.
(g) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

Percentage of Brokerage Commissions Paid to Lieber and First Union

         The table below shows, for the fiscal year or period ended December 31, 2000, (1) the percentage of aggregate brokerage commissions paid by each applicable Fund to Lieber and First Union and (2) the percentage of each applicable Fund's aggregate dollar amount of commissionable transactions effected through Lieber and First Union. For more information, see "Selection of Brokers" under "Brokerage" in Part 2 of this SAI.

==========================================================================================================================
                                                             Percentage of                             Percentage of

                                       Percentage of        Commissionable        Percentage of        Commissionable

               Fund                   Commissions to     Transactions through     Commissions to    Transactions through
                                          Lieber                Lieber             First Union          First Union
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Blue Chip Fund(a)                          N/A                   N/A                 4.00%                3.30%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Capital Growth Fund                        N/A                   N/A                   N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Equity Index Fund                          N/A                   N/A                   N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Evergreen Fund                            3.90%                13.00%                0.12%                0.30%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Foundation Fund                           0.01%                 4.20%                  N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Global Leaders Fund                      15.80%                16.30%                  N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Growth and Income Fund                   29.60%                25.00%                0.60%                0.60%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Growth Fund                                N/A                   N/A                  N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 High Income Fund                           N/A                   N/A                   N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 International Growth Fund                  N/A                   N/A                   N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Masters Fund                             11.00%                 4.70%                0.50%                0.30%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Omega Fund                                 N/A                   N/A                 4.12%                2.20%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Perpetual International Fund               N/A                   N/A                   N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund                     25.80%                15.00%                  N/A                  N/A
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Special Equity Fund                        N/A                   N/A                 1.40%                0.11%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Strategic Income Fund                      N/A                   N/A                   N/A                  N/A
==========================================================================================================================

(a) For the period April 28, 2000 (commencement of operations) to December 31, 2000.

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust individually and by the Trust and the ten other trusts in the Evergreen Fund complex for the twelve months ended December 31, 2000. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

---------------------------------------------------------------------------------------
                                                             Total Compensation from

                                 Aggregate Compensation    the Evergreen Fund Complex

           Trustee             from Trust for fiscal year     for the calendar year
                                    ended 12/31/2000            ended 12/31/2000*
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Laurence B. Ashkin**                       $52                       $82,500
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Charles A. Austin, III                     $99                       $88,500
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Arnold H. Dreyfuss**                       $56                       $83,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
K. Dun Gifford                             $99                       $91,500
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
James S. Howell***                         $23                       $38,750
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Leroy Keith, Jr.                           $56                       $83,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Gerald M. McDonnell                        $99                       $88,500
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Thomas L. McVerry                         $104                       $98,500
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Louis W. Moelchert, Jr.                    $56                       $83,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
William Walt Pettit                        $99                       $88,500
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
David M. Richardson                        $99                       $88,500
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Russell A. Salton, III                    $108                      $101,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Michael S. Scofield                       $118                      $112,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Richard J. Shima                           $56                       $83,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Richard K. Wagoner                         $99                       $88,500
---------------------------------------------------------------------------------------

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2000. The amounts listed below will be payable in later years to the respective Trustees:

Austin                   $26,250
Howell                   $27,125
McDonnell                $88,500
McVerry                  $98,500
Moelchert                $83,000
Pettit                   $88,500
Salton                   $101,000
Scofield                 $65,100

**As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti. ***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus.

                                   PERFORMANCE

Total Return

         Below are the average annual total returns for the Funds as of December 31, 2000. The return for the Blue Chip Fund is cumulative. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

==================================================================================================
               Fund                       One Year         Since Inception      Inception Date

--------------------------------------------------------------------------------------------------
                                    -----------------------------------------
 Blue Chip Fund                             N/A                -10.27%            4/28/2000
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Capital Growth Fund                       17.69%              11.53%              3/3/1998
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Equity Index Fund                         -9.11%               3.93%             9/29/1999
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Evergreen Fund                           -11.99%              13.13%              3/1/1996
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Foundation Fund                           -4.93%              11.79%              3/1/1996
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Global Leaders Fund                       -8.70%              10.67%              3/6/1997
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Growth and Income Fund                    -0.30%              15.23%              3/1/1996
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Growth Fund                               13.27%               8.47%              3/3/1998
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 High Income Fund                          1.31%                3.83%             6/30/1999
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 International Growth Fund                 -5.06%               9.20%             8/17/1998
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Masters Fund                              -3.06%              11.75%             1/29/1999
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Omega Fund                               -12.46%              15.75%              3/6/1997
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Perpetual International Fund             -13.08%              11.58%              3/3/1998
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Small Cap Value Fund                      20.71%              10.78%              5/1/1998
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Special Equity Fund                       -8.34%               7.00%             9/29/1999
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Strategic Income Fund                     -0.69%               3.14%              3/6/1997
==================================================================================================

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee from each Fund at the rate of 0.10% of each Fund's average daily net assets.

         Below are the administrative service fees paid by each Fund for the last three fiscal years or periods. Prior to January 3, 2000, the Funds paid EIS under a different fee schedule.

===============================================================================
                   Fund                          Administrative Fee Paid

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Year or Period Ended December 31, 2000

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Blue Chip Fund(a)                                       $4,455
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Capital Growth Fund                                     $30,178
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Equity Index Fund                                       $27,218
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Evergreen Fund                                          $70,382
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Foundation Fund                                        $170,235
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Global Leaders Fund                                     $33,945
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Growth and Income Fund                                  $84,251
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Growth Fund                                             $19,984
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 High Income Fund                                        $5,301
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 International Growth Fund                               $6,588
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Masters Fund                                            $29,134
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Omega Fund                                              $71,080
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Perpetual International Fund                            $27,442
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Small Cap Value Fund                                    $7,243
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Special Equity Fund                                     $13,779
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Strategic Income Fund                                   $17,544
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Year or Period Ended December 31, 1999

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Capital Growth Fund(b)                                  $24,691
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Equity Index Fund(c)                                     $674
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Evergreen Fund                                          $10,838
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Foundation Fund                                         $21,435
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Global Leaders Fund                                     $2,656
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Growth and Income Fund                                  $13,379
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Growth Fund(d)                                          $11,348
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 High Income Fund(e)                                     $2,576
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 International Growth Fund                                $427
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Masters Fund(f)                                         $2,137
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Omega Fund                                              $1,687
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Perpetual International Fund(g)                         $17,275
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Small Cap Value Fund                                     $690
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Special Equity Fund(c)                                    $93
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Strategic Income Fund                                   $2,914
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Year or Period Ended December 31, 1998

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Capital Growth Fund(h)                                  $7,018
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Evergreen Fund                                          $9,416
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Foundation Fund                                         $15,429
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Global Leaders Fund                                     $1,670
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Growth and Income Fund                                  $13,127
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Growth Fund(I)                                          $3,691
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 International Growth Fund(j)                             $110
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Omega Fund                                               $771
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Perpetual International Fund(k)                         $4,323
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Small Cap Value Fund(l)                                  $274
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Strategic Income Fund                                   $2,075
===============================================================================

(a) For the period April 28, 2000 (commencement of operations) to December 31, 2000.
(b) Of the total amount paid, $10,120 was paid to a prior administrator.
(c) For the period from September 29, 1999 (commencement of operations) to December 31, 1999.
(d)  Of the total amount paid, $4,654 was paid to a prior administrator.
(e) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.
(f) For the period from January 29, 1999 (commencement of operations) to December 31, 1999.
(g) Of the total amount paid, $6,794 was paid to a prior administrator.
(h) For the period from March 3, 1998 (commencement of operations) to December 31, 1998. The total amount was paid to a prior administrator.
(i) The total amount was paid to a prior administrator.
(j) For the period from August 17, 1998 (commencement of operations) to December 31, 1998.
(k) The total amount was paid to a prior administrator.
(l) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 2121, Boston, Massachusetts 02106-9970, a subsidiary of First Union Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The Funds pay ESC annual fees as follows:

                 ================================ ==================== ====================

                                                    Annual Fee Per       Annual Fee Per
                            Fund Type                Open Account*      Closed Account**

                 -------------------------------- -------------------- --------------------

                 Monthly Dividend Funds                 $25.50                $9.00
                                                  --------------------
                 -------------------------------- -------------------- --------------------

                 Quarterly Dividend Funds               $24.50                $9.00
                                                  --------------------
                 -------------------------------- -------------------- --------------------

                 Semiannual Dividend Funds              $23.50                $9.00
                                                  --------------------
                 -------------------------------- -------------------- --------------------

                 Annual Dividend Funds                  $23.50                $9.00
                 -------------------------------- -------------------- --------------------
                                                  --------------------

                 Money Market Funds                     $25.50                $9.00
                 ================================ ==================== ====================

       * For shareholder accounts only.

                  ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

     Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036, provides legal advice to the Funds.

                              FINANCIAL STATEMENTS

         The audited financial statements and the reports thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 2121, Boston, Massachusetts 02106-9970.

                                      2-35

                                 EVERGREEN FUNDS

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund in which you are interested. Unless specifically stated, each Fund may invest in or use the strategies listed below.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality short-term obligations, such as notes, commercial paper, certificates of deposit, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Securities

     The Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

     Some government agencies and instrumentalities may not receive financial support from the U.S. government. Examples of such agencies are:

           (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

           (ii)   Farmers Home Administration;

           (iii)  Federal Home Loan Banks;

           (iv)   Federal Home Loan Mortgage Corporation;

           (v)    Federal National Mortgage Association; and

           (vi)   Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA)

         The Fund may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, they may be less effective as a means of locking in attractive long- term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions required all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all time while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Swaps, Caps, Floors and Collars (High Income Fund only)

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Foreign Securities (excluding Evergreen Fund and Growth Fund)

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Foreign Currency Transactions (excluding Evergreen Fund and Growth Fund)

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

         The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

         The Fund may engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Foreign Currency Futures Transactions (excluding Equity Index Fund, Evergreen Fund, Growth and Income Fund, Growth Fund and Foundation Fund)

         By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

         A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a gain. If the offsetting sale price is less than the purchase price, the Fund realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

         Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the investment advisor, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

High Yield, High Risk Bonds (only Growth and Income Fund, High Income Fund, International Growth Fund and Strategic Income Fund)

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond and the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books. The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 (Rule
144A) allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Payment-in-kind Securities (only Blue Chip Fund, International Growth Fund and Strategic Income Fund)

         Payment-in-kind (PIK) securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accredit interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds (only Growth and Income Fund, International Growth Fund and Strategic Income Fund)

         A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities (only High Income Fund and Strategic Income Fund)

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the rated asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments (only Global Leaders Fund, International Growth Fund, Masters Fund, Small Cap Value Fund and Strategic Income Fund)

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Brady Bonds (only Strategic Income Fund and International Growth Fund)

         The Fund may invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants (excluding Strategic Income Fund)

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Sovereign Debt Obligations (only Global Leaders Fund, Growth and Income Fund, International Growth Fund and Strategic Income Fund)

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Derivatives

         To the extent provided for elsewhere in this SAI, the Fund may use derivatives while seeking to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

         Derivatives can be used by investors such as the Fund to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and in place of more traditional direct investments to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. The use of derivatives for non-hedging purposes entails greater risks. The Fund uses futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefit to Fund shareholders. However, the Fund may take positions in those derivatives that are within its investment policies if, in the investment advisor's judgment, this represents an effective response to current or anticipated market conditions. An investment advisor's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objectives and policies.

         Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

         There are four principal types of derivative instruments - options, futures, forwards and swaps - from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps is provided elsewhere in this section.

         Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities". An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations.

         The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage- Backed and Asset-Backed Securities," above.

         While the judicious use of derivatives by experienced investment managers such as the Fund's investment advisors can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Funds.

         * Market Risk - This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way which is detrimental to the Fund's interest.

         * Management Risk - Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

         * Credit Risk - This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund's investment advisor considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

         * Liquidity Risk - Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

         * Leverage Risk - Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

         * Other Risks - Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Equipment Trust Certificates (Strategic Income Fund only)

         Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

         Under an equipment trust certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user, i.e. the railroad, airline, trucking or oil company. At the same time equipment trust certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to their balance of the purchase price to the trustee, which the trustee then pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the certificates. At maturity, the certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

         Generally, these certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities in its balance sheet. However, the company does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the certificates from new lease rentals.

Limited Partnerships (only Blue Chip Fund and Strategic Income Fund)

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Leverage (High Income Fund only)

         The Fund may borrow money to invest in additional portfolio securities to seek current income. The use of borrowed money, know as "leverage," increases the Fund's market exposure and risk and may result in losses. When the Fund has borrowed money for leverage and its investments increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Fund may use leverage in order to adjust its dollar-weighted average duration. The Fund will not always borrow money for investment and the extent to which the Fund will borrow money, and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on the investment advisor's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed one-third of the value of the Fund's total assets.

 ADDITIONAL INFORMATION CONCERNING THE INVESTMENTS OF EVERGREEN VA MASTERS FUND

         Because each sub-advisor will be managing its segment of the portfolio independently from the other sub-advisors, the same security may be held in two different segments of the portfolio, or may be acquired for one segment of the portfolio at a time when the sub-advisor of another segment deems it appropriate to dispose of the security from the other segment. Similarly, under some market conditions, one or more of the sub-advisors may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor or sub-advisors believe continued exposure to the equity markets is appropriate for their segments of the portfolio.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Shares of the Trust are sold continuously to variable annuity and variable life insurance accounts of participating insurance companies and to qualified pension and retirement plans. The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (1) trading on the Exchange is restricted by applicable rules and regulations of the SEC, (2) the Exchange is closed for other than customary weekend and holiday closings, (3) the SEC has by order permitted such suspension, or (4) an emergency exists as determined by the SEC.

         The Trust may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Calculation of Net Asset Value

         The Fund calculates its Net Asset Value (NAV) once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets by all of the shares issued.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than sixty days, for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

         (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Total Return

         Total return quotations for a class of shares of the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

The following is the formula used to calculate average annual total return:

                                                                          n

                                                     P(1+T) =ERV

P=       initial payment of $1,000
T=       average total return
n=       number of years
ERV=     ending redeemable value of the initial $1,000

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  [OBJECT OMITTED][OBJECT OMITTED]              [OBJECT OMITTED][OBJECT OMITTED]
[OBJECT OMITTED]           Where:
                  a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period


Non-Standardized Performance

         From time to time, the Fund may quote its performance in advertising and other types of literature as compared to the performance of the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index or any other commonly quoted index of common stock or fixed income prices. The Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. The Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

                                 TAX INFORMATION

Requirements for Qualification as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.

         The Fund will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of participating insurance companies held in connection with the variable annuity contracts and/or variable life insurance policies.

Certain Requirements for Qualification as a Variable Annuity Contract or Variable Life Insurance Policy. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts and variable life insurance policies. The Code provides that variable annuity contracts and/or variable life insurance policies shall not be treated as an annuity contract or life insurance policy for the current or any prior period for which the investments are not, in accordance with regulations prescribed by the U.S. Treasury Department, adequately diversified. Disqualification of the contract or policy as an annuity contract or life insurance policy would result in immediate imposition of federal income tax on variable annuity contracts and variable life insurance policy owners with respect to earnings allocable to the contract or policy (including, upon disqualification, accumulated earnings), and the tax liability would generally arise prior to the receipt of payments under the contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that variable annuity contracts and variable life insurance policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies. The U.S. Treasury Department has issued Regulations (Treas. Reg.
section 1.817-5) that establish diversification requirements for the investment portfolios underlying variable insurance contracts. The Regulations amplify the diversification requirements for variable annuity contracts and variable life insurance policies set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of such value is represented by any two investments; (3) no more than 80% of such value is represented by any three investments; and (4) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment. The Regulations provide that, in the case of a regulated investment company whose shares are available to the public only through variable insurance contracts which meet certain other requirements, the diversification tests are applied by reference to the underlying assets owned by the regulated investment company rather than by reference to the shares of the regulated investment company owned under the annuity contract. The Fund intends to meet the requirements for application of the diversification tests on this look-through basis. The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable insurance contracts by Section 817(h) of the Code have been met, each U.S. government agency or instrumentality shall be treated as a separate issuer.

         The Fund will be managed in such a manner as to comply with the diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Fund.

Other Tax Considerations

         For a discussion of the tax consequences of investing in variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contracts and variable life insurance policies offered by the participating insurance company. Variable annuity contracts and variable life insurance policies purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for an individual owner. Different rules apply to corporations, taxable trusts, or other entities which own variable annuity contracts. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59-1/2. Only the portion of a distribution attributable to income on the investment in the contract or policy is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the investment advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, an investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above. Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

     First Union Securities, Inc., an affiliate of the Funds' advisors and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Funds.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for an investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together on all matters. Shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any shares without the approval of a majority of the votes applicable to these shares . Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Since shares of the Fund are held by Insurance Company separate accounts, you have the right to instruct the Insurance Company how to vote the shares it held under the annuity contract. For shares for which timely voting instructions are not received, the Insurance Company will vote those shares in the same proportion as the voting instructions for all other shares of the Fund held by the separate account for which the Insurance Company has received timely voting instructions. The Insurance Company will vote any Fund shares for which they do not receive voting instructions in proportionately the same manner as shares for which they do receive instructions.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various advisors and sub-advisors have each adopted a code of ethics as required by Rule 17j-1 of the 1940 Act (Code of Ethics). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services. The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees (Trustees who are not "interested" persons of the Trust as defined in the 1940 Act); (5) brokerage commissions, brokers' fees and expenses;
(6) issue and transfer taxes; (7) taxes and trust fees payable to governmental agencies; (8) the cost of share certificates; (9) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (10) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (11) expenses of shareholders' and Trustees' meetings; (12) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (13) charges and expenses of filing annual and other reports with the SEC and other authorities; and (14) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Managers (only Masters Fund)

         Masters  Fund's  investment   program  is  based  upon  the  investment
advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among itself and a number of investment management organizations - currently three in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among the four investment advisor organizations the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. The Fund's current Managers are EIMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act (Rule 17a-7 Procedures). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of First Union Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of First Union Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell Salton, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings.

         Set forth below are the Trustees and officers of the Trust and their principal occupations and affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.


Name                                 Position with Trust         Principal Occupations for Last Five Years

Charles A. Austin III                Trustee                     Investment Counselor to Appleton Partners, Inc.(investment
(DOB: 10/23/34)                                                  advice); former Director, Executive Vice President and
                                                                 Treasurer, State  Street Research & Management
                                                                 Company (investment advice); Director, The Andover
                                                                 Companies (insurance); Trustee, Arthritis Foundation of
                                                                 New  England; and  Director, Health Development Corp.
                                                                 (fitness-wellness centers); Formerly,  Director,
                                                                 Mentor Income Fund, Inc.

K. Dun Gifford                       Trustee                     Trustee, Treasurer and Chairman of the Finance Committee,
(DOB: 10/23/38)                                                  Cambridge College; ; Chairman and President, Oldways
                                                                 Preservation and  Exchange  Trust (education);
                                                                 former Chairman of  the  Board, Director, and  Executive
                                                                 Vice President, The London  Harness Company (leather goods purveyor); former Managing Partner, Roscommon Capital Corp.;
                                                                 former Chairman, Gifford, Drescher & Associates
                                                                 (environmental consulting); Formerly, Director, Mentor
                                                                 Income Fund, Inc.

Leroy Keith, Jr.                     Trustee                     Chairman of the Board and Chief Executive Officer, Carson
(DOB: 2/14/39)                                                   Products Company (manufacturing); Director of Phoenix Total
                                                                 Return Fund and Equifax, Inc. (worldwide information
                                                                 management); Trustee of Phoenix Series Fund,  Phoenix
                                                                 Multi-Portfolio Fund, and The Phoenix Big Edge Series
                                                                 Fund; and former President, Morehouse College;
                                                                 Formerly, Director, Mentor Income Fund, Inc.

Gerald M. McDonnell                  Trustee                     Sales and Marketing Management with Nucor Steel Company;
(DOB: 7/14/39)                                                   Formerly, Director, Mentor Income Fund, Inc.

Thomas L. McVerry                    Trustee                     Former Vice President and Director of Rexham Corporation
(DOB: 8/2/39)                                                    (manufacturing); and Director of Carolina Cooperative
                                                                 Credit Union; Formerly, Director, Mentor Income Fund, Inc.

Louis W. Moelchert, Jr. (DOB:        Trustee                     President, Private Advisors, LLC; Vice President for
12/20/41)                                                        Investments, University of Richmond; Former Chairman,
                                                                 Investment Committee, Virginia Retirement System; former
                                                                 Board  member and former Chairman of the Board  of  the
                                                                 Common Fund; former Board member Common Fund Capital;
                                                                 Board member Common Fund Institutional Funds; Formerly,
                                                                 Trustee, Mentor Variable Investment Portfolios  and
                                                                 Mentor Institutional Trust; Formerly, Director,
                                                                 Mentor Income Fund,  Inc. and America's Utility Fund,
                                                                 Inc.

William Walt Pettit                  Trustee                     Partner in the law firm of William Walt Pettit, P.A.;
(DOB: 8/26/55)                                                   Formerly, Director, Mentor Income Fund, Inc.

David M. Richardson                  Trustee                     President, Richardson, Runden & Company (new business
(DOB: 9/14/41)                                                   development/consulting company); Managing Director, Kennedy
                                                                 Information, Inc (executive recruitment information and
                                                                 research company); former Vice Chairman, DHR International,
                                                                 Inc. (executive recruitment); former Senior Vice President,
                                                                 Boyden International Inc. (executive recruitment);
                                                                 Trustee, Commerce and Industry Association of New Jersey,
                                                                 411 Technologies, LLP. (communications), and Director, J&M
                                                                 Cumming Paper Co.(paper merchandising);. Formerly,
                                                                 Director, Mentor Income Fund, Inc.

Russell A. Salton, III MD            Trustee                     Medical Director, U.S. Health Care/Aetna Health Services;
(DOB: 6/2/47)                                                    former Managed Health Care Consultant; and former
                                                                 President, Primary Physician Care; Formerly, Director,
                                                                 Mentor Income Fund, Inc.

Michael S. Scofield                  Chairman of the Board       Attorney, Law Offices of Michael S. Scofield; Formerly,
(DOB: 2/20/43)                       of Trustees                 Director, Mentor Income Fund, Inc.



Richard J. Shima                     Trustee                     Independent Consultant; former Chairman, Environmental
(DOB: 8/11/39)                                                   Warranty, Inc. (insurance agency); former Executive
                                                                 Consultant, Drake Beam Morin, Inc. (executive
                                                                 outplacement);, Director of Hartford Hospital, Old State
                                                                 House Association, and Enhance Financial Services, Inc.;
                                                                 former Director of CTG Resources, Inc. (natural gas);
                                                                 former Director Middlesex Mutual Assurance Company; former
                                                                 Chairman, Board of Trustees, Hartford Graduate Center;
                                                                 Trustee, Greater Hartford YMCA; Formerly, Director, Mentor
                                                                 Income Fund, Inc.

Richard K. Wagoner, CFA*             Trustee                     Former Chief Investment Officer, Executive Vice President
(DOB: 12/12/37)                                                  and Head of Capital Management Group, First Union National
                                                                 Bank (FUNB); former consultant to the  Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange;
                                                                 member, North Carolina Securities Traders Association;
                                                                 member, Financial Analysts Society.

William M. Ennis**                   President                   President and Chief Executive Officer, Evergreen Investment
(DOB: 6/26/60)                                                   Company and Chief Operating Officer, Capital Management
                                                                 Group, FUNB.

Carol Kosel***                       Treasurer                   Senior Vice President, Evergreen Investment Services, Inc.
(DOB: 12/25/63)                                                  and Treasurer, Vestaur Securities, Inc.; former Senior
                                                                 Manager, KPMG LLP.

Michael H. Koonce***                 Secretary                   Senior Vice President and General Counsel, Evergreen
(DOB: 4/20/60)                                                   Investment Services, Inc.; Senior Vice President and
                                                                 Assistant General Counsel,  First Union Corporation;
                                                                 former  Senior Vice  President and General Counsel,
                                                                 Colonial Management Associates, Inc.

Nimish S. Bhatt****                  Vice President and          Vice President, Tax, BISYS Fund Services; former Assistant
(DOB: 6/6/63)                        Assistant Treasurer         Vice President, EAMC/FUNB; former Senior Tax
                                                                 Consulting/Acting Manager, Investment Companies Group,
                                                                 PricewaterhouseCoopers LLP, New York.

Bryan Haft****                       Vice President              Team Leader, Fund Administration, BISYS Fund Services.

*This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.
** Address: 301 S. Tryon, 12th Floor, Charlotte, NC 28288
***Address: 200 Berkeley Street, Boston, MA 02116
****Address: BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8001


                             CORPORATE BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The `Credit Quality' terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

     ================= ================ =============== =================================================
     MOODY`S           S&P              FITCH           Credit Quality

     ================= ================ =============== =================================================
     ----------------- ---------------- --------------- -------------------------------------------------

     Aaa               AAA              AAA             Excellent Quality (lowest risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Aa                AA               AA              Almost Excellent Quality (very low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     A                 A                A               Good Quality (low risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Baa               BBB              BBB             Satisfactory Quality (some risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Ba                BB               BB              Questionable Quality (definite risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     B                 B                B               Low Quality (high risk)
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

     Caa/Ca/C          CCC/CC/C         CCC/CC/C        In or Near Default
     ----------------- ---------------- --------------- -------------------------------------------------
     ----------------- ---------------- --------------- -------------------------------------------------

                       D                DDD/DD/D        In Default
     ================= ================ =============== =================================================

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as `gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered s upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                               SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added `+' to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

THE WACHOVIA VARIABLE INSURANCE FUNDS

Wachovia Balanced Fund II

Wachovia Equity Fund II

Wachovia Special Values Fund II

-------------------------------------------------------------------------------------------------------------------
Supplement to the Statement of Additional Information dated April 30, 2001.

Under the Heading entitled, "SECURITIES IN WHICH THE FUNDS INVEST" please remove the current chart and replace it with the following:

---------------------------------------- ------------------- ------------------ -------------------
Securities                                Balanced Fund II    Equity Fund II      Special Values
                                                                                     Fund II
---------------------------------------- -------------------
---------------------------------------- ------------------- ------------------ -------------------
American Depository Receipts1                Acceptable         Acceptable          Acceptable
---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Asset-Backed Securities2                     Acceptable       Not Acceptable      Not Acceptable
---------------------------------------- -------------------
---------------------------------------- ------------------- ------------------ -------------------
Banking Instruments                          Acceptable         Acceptable          Acceptable

---------------------------------------- -------------------
---------------------------------------- ------------------- ------------------ -------------------
Commercial Paper3                            Acceptable         Acceptable          Acceptable
---------------------------------------- -------------------
---------------------------------------- ------------------- ------------------ -------------------
Common Stocks                                Principal           Principal          Principal

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- -------------------
Convertible Securities                       Acceptable         Acceptable          Acceptable

---------------------------------------- -------------------
---------------------------------------- ------------------- ------------------ -------------------
Corporate Debt Obligations4                  Principal          Acceptable          Acceptable
---------------------------------------- ------------------- ------------------
---------------------------------------- ------------------- ------------------ -------------------
Credit Enhancement                           Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Demand Master Notes                          Acceptable       Not Acceptable      Not Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- -------------------
European Depository Receipts                 Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Foreign Bank Instruments                     Acceptable         Acceptable          Acceptable

---------------------------------------- -------------------                    -------------------
---------------------------------------- ------------------- ------------------ -------------------
Foreign Currency Transactions              Not Acceptable     Not Acceptable      Not Acceptable

---------------------------------------- -------------------                    -------------------
---------------------------------------- ------------------- ------------------ -------------------
Foreign Securities1                          Acceptable         Acceptable          Acceptable
---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Futures and Options Transactions             Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- -------------------                    -------------------
Futures on Foreign Government Debt           Acceptable       Not Acceptable      Not Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- -------------------                    -------------------
Global Depository Receipts                   Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
High-Yield Securities5                       Acceptable       Not Acceptable        Acceptable
                                             ----------
---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Lending of Portfolio Securities              Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Master Limited Partnerships                Not Acceptable     Not Acceptable        Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Money Market Instruments                     Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Mortgage-Backed Securities                 Not Acceptable     Not Acceptable      Not Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Options on Financial Futures                 Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Over-the-Counter Options                     Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Preferred Stocks                             Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Repurchase Agreements                        Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Restricted and Illiquid Securities6          Acceptable         Acceptable          Acceptable
---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Reverse Repurchase Agreements                Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Securities of Other Investment               Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Stock Index Futures and Options7             Acceptable         Acceptable          Acceptable
---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Stripped Mortgage-Backed Securities          Acceptable       Not Acceptable      Not Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
Temporary Investments                        Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- ------------------- ------------------ -------------------
U.S. Government Obligations                  Acceptable         Acceptable          Acceptable

---------------------------------------- -------------------
---------------------------------------- ------------------- ------------------ -------------------
Variable Rate Demand Notes                   Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
---------------------------------------- -------------------                    -------------------
Warrants                                     Acceptable         Acceptable          Acceptable

---------------------------------------- ------------------- ------------------ -------------------
When-Issued and Delayed Delivery             Acceptable         Acceptable          Acceptable

Transactions

---------------------------------------- ------------------- ------------------ -------------------

-------------------------------------------------------------------------------------------------------------------

1. The Funds may not invest more than 20% of its assets in ADRs and not more than 10% of their assets in other securities of foreign issuers (non-ADRs).

2. Rated Baa or better by Moody's or BBB or better by S&P.


3. Rated Prime-1 by Moody's or A-1 by S&P or of comparable quality as determined by the investment adviser.


4. Rated Baa or better by Moody's or BBB or better by S&P or of comparable quality as determined by the investment adviser. The Balanced Fund II may invest up to 5% of its assets in obligations rated below Baa by Moody's or below BBB by S&P or of comparable quality as determined by the investment adviser.

5. Securities are rated below Baa by Moody's or below BBB by S&P. The Special Values Fund II will not invest more than 35% of their total assets in such securities and Balanced Fund II will not invest more that 5% of its assets in such securities.

6. The Funds will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

7. Not more than 20% of each Fund's assets will be invested in stock index futures and options. Each Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions or margin deposits on open positions, as applicable.

                                                                   March 8, 2002


Cusip 929775302
Cusip 929775104
Cusip 929775203

27240 (3/02)

                            WACHOVIA BALANCED FUND II
                       STATEMENT OF ADDITIONAL INFORMATION

                     THE WACHOVIA VARIABLE INSURANCE FUNDS

                               Wachovia Balanced Fund II
                                Wachovia Equity Fund II
                            Wachovia Special Values Fund II


                          Statement of Additional Information

                                    April 30, 2001


This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses of The Wachovia Variable Insurance Funds dated April 30, 2001. Obtain the prospectuses without charge by calling 1-800-994-4414.


    Contents
================================================================================

        How Are the Funds Organized?..........................................1
        Securities in Which the Funds Invest..................................1
        What do Shares Cost?..................................................17
        How Are the Funds Sold?...............................................17
        Redemption in Kind....................................................17
        Account and Share Information.........................................18
        Tax Information.......................................................18
        Who Manages and Provides Services to the Funds?.......................19
        How do the Funds Measure Performance?.................................23
        Financial Information.................................................26
        Investment Ratings....................................................27
        Addresses.......................................................      30


    Federated Securities Corp., Distributor, subsidiary of Federated Investors, Inc.
    25855 (4/01)


HOW ARE THE FUNDS ORGANIZED?
================================================================================

The Wachovia Variable Insurance Funds (the Trust) is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on March 3, 2000. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Trust currently offers interests in three professionally managed, diversified series (together referred to as the Funds): Wachovia Balanced Fund II; Wachovia Equity Fund II; and Wachovia Special Values Fund II.


SECURITIES IN WHICH THE FUNDS INVEST
================================================================================
The following table indicates which types of securities are a:

o     Principal = Principal investment of a Fund (shaded in chart);
o     Acceptable = Acceptable (but not principal) investment of a Fund; or
o     Not Acceptable = Not an acceptable investment of a Fund.
--------------------------------------------------------------------
Securities                    Balanced    Equity Fund    Special
                              Fund II         II       Values Fund
                                                            II
-----------------------------------------
--------------------------------------------------------------------
American Depository          Acceptable   Acceptable    Acceptable
Receipts1
--------------------------------------------------------------------
--------------------------------------------------------------------
Asset-Backed Securities2     Acceptable       Not          Not
                                          Acceptable    Acceptable
-----------------------------------------
--------------------------------------------------------------------
Banking Instruments          Acceptable   Acceptable    Acceptable
-----------------------------------------
--------------------------------------------------------------------
Commercial Paper3            Acceptable   Acceptable    Acceptable
-----------------------------------------
--------------------------------------------------------------------
Common Stocks                Principal     Principal    Principal
--------------------------------------------------------------------
-----------------------------------------
Convertible Securities       Acceptable   Acceptable    Acceptable
-----------------------------------------
--------------------------------------------------------------------
Corporate Debt Obligations4  Principal    Acceptable    Acceptable
-------------------------------------------------------
--------------------------------------------------------------------
Credit Enhancement           Acceptable   Acceptable    Acceptable
--------------------------------------------------------------------
--------------------------------------------------------------------
Demand Master Notes          Acceptable       Not          Not
                                          Acceptable    Acceptable
--------------------------------------------------------------------
-----------------------------------------
European Depository          Acceptable   Acceptable    Acceptable
Receipts
--------------------------------------------------------------------
--------------------------------------------------------------------
Foreign Bank Instruments     Acceptable   Acceptable    Acceptable
-----------------------------------------              -------------
--------------------------------------------------------------------
Foreign Currency                Not           Not          Not
Transactions                 Acceptable   Acceptable    Acceptable
-----------------------------------------              -------------
--------------------------------------------------------------------
Foreign Securities1          Acceptable   Acceptable    Acceptable
--------------------------------------------------------------------
--------------------------------------------------------------------
Futures and Options          Acceptable   Acceptable    Acceptable
Transactions
--------------------------------------------------------------------
-----------------------------------------              -------------
Futures on Foreign           Acceptable       Not          Not
Government Debt                           Acceptable    Acceptable
--------------------------------------------------------------------
-----------------------------------------              -------------
Global Depository Receipts   Acceptable   Acceptable    Acceptable
--------------------------------------------------------------------
--------------------------------------------------------------------
High-Yield Securities5          Not           Not       Acceptable
                             Acceptable   Acceptable
--------------------------------------------------------------------
--------------------------------------------------------------------
Lending of Portfolio         Acceptable   Acceptable    Acceptable
Securities
--------------------------------------------------------------------
--------------------------------------------------------------------
Master Limited Partnerships     Not           Not       Acceptable
                             Acceptable   Acceptable
--------------------------------------------------------------------
--------------------------------------------------------------------
Money Market Instruments     Acceptable   Acceptable    Acceptable
--------------------------------------------------------------------
--------------------------------------------------------------------
Options on Financial         Acceptable   Acceptable    Acceptable
Futures
--------------------------------------------------------------------
--------------------------------------------------------------------
Over-the-Counter Options     Acceptable   Acceptable    Acceptable
--------------------------------------------------------------------
--------------------------------------------------------------------
Preferred Stocks             Acceptable   Acceptable    Acceptable
--------------------------------------------------------------------
--------------------------------------------------------------------
Repurchase Agreements        Acceptable   Acceptable    Acceptable
--------------------------------------------------------------------
--------------------------------------------------------------------
Restricted and Illiquid      Acceptable   Acceptable    Acceptable
Securities6
--------------------------------------------------------------------
--------------------------------------------------------------------
Reverse Repurchase           Acceptable   Acceptable    Acceptable
Agreements
--------------------------------------------------------------------
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Securities of Other          Acceptable   Acceptable    Acceptable
Investment Companies
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Stock Index Futures and      Acceptable   Acceptable    Acceptable
Options7
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Stripped Mortgage-Backed     Acceptable       Not          Not
Securities                                Acceptable    Acceptable
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Temporary Investments        Acceptable   Acceptable    Acceptable
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U.S. Government Obligations  Principal    Acceptable    Acceptable
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Variable Rate Demand Notes   Acceptable   Acceptable    Acceptable
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Warrants                     Acceptable   Acceptable    Acceptable
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When-Issued and Delayed      Acceptable   Acceptable    Acceptable
Delivery Transactions
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1.   The  Balanced  Fund II,  Equity Fund II and Special  Values Fund II may not
     invest more than 20% of its assets in ADRs and not more than 10% of its assets in other securities of foreign issuers (non-ADRs).

2.   Rated A or better by Moody's or S&P.

3. Rated Prime-1 by Moody's or A-1 by S&P or of comparable quality as determined by the investment adviser.

4. Rated A or better by Moody's or S&P or of comparable quality as determined by the investment adviser. The Balanced Fund II may invest up to 5% of its assets in obligations rated Baa by Moody's or BBB by S&P or of comparable quality as determined by the investment adviser.

5. Securities are rated Baa or lower by Moody's or BBB or lower by S&P. The Special Values Fund II will not invest more than 35% of its total assets in such securities.

6. The Balanced Fund II, Equity Fund II and the Special Values Fund II will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

7. Not more than 20% of each Fund's assets will be invested in stock index futures and options. Each Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions or margin deposits on open positions, as applicable.


Securities Descriptions and Techniques
Equity Securities
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Funds cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which a Fund may invest.

Common Stocks Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

Preferred Stocks Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

Interests in Other Limited Liability Companies Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Real Estate Investment Trusts (REITs) REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

Master Limited Partnerships A master limited partnership is a publicly owned limited partnership whose shares are bought and sold on an organized stock exchange.

Fixed Income Securities Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which a Fund may invest.

Treasury Securities Treasury securities are direct obligations of the federal government of the United States. Investors regard treasury securities as having the lowest credit risks.

Agency Securities Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full, faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as treasury securities. The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely amount issuers.

The credit risk of an issuer's debt security may also vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Mortgage Backed Securities Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Asset Backed Securities Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Asset backed securities may be structured in multiple classes.

Historically, borrowers are more likely to refinance their mortgage than any other type of consumer or commercial debt. In addition, some asset backed securities use prepayment to buy additional assets, rather than paying off the securities. Therefore, while asset backed securities may have some prepayment risks, they generally do not present the same degree of risk as mortgage backed securities.

Zero Coupon Securities Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. An investor must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. The most common forms of stripped zero coupon securities include Treasury STRIPs, interest-only securities and principal-only securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Insurance Contracts Insurance contracts include guaranteed investment contracts, funding agreements and annuities. A Fund may treat these contracts as fixed income securities.

Credit Enhancement Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security after the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the investment adviser may evaluate the credit risk of a fixed income security based solely upon its credit enhancement. Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. Following a default, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

A Fund may treat convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Tax Exempt Securities Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

Variable Rate Demand Instruments Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Foreign Securities Foreign securities are securities of issuers based outside the United States. A Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;
o    the principal trading market for its securities is in another country; or
o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Depositary Receipts Depositary receipts represent interests in underlying securities issued by a foreign company. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary Receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Foreign Government Securities Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European investment Bank and the Inter-American Development Bank. Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Derivative Contracts Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

A Fund may trade in the following types of derivative contracts.

Futures Contracts Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

Options Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

   A Fund may engage in one or more of the following:
   Buy call  options  on  securities,  securities  indices  and  futures  contracts  in anticipation of an increase in the value of the underlying asset.
   Buy  put  options  on  securities,  securities  indices  and  futures  contracts  in anticipation of a decrease in the value of the underlying asset.
   Write call  options on  securities,  securities  indices  and futures  contracts  to generate  income from premiums,  and in  anticipation  of a decrease or only limited increase  in the value of the  underlying  asset.  If a call  written by the Fund is exercised,  the Fund  foregoes  any  possible  profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.
   Write put  options on  securities,  securities  indices and  futures  contracts  (to generate  income from premiums,  and in  anticipation of an increase or only limited decrease in the value of the  underlying  asset).  In writing puts,  there is a risk that the Fund may be required  to take  delivery  of the  underlying  asset when its current market price is lower than the exercise price.
   When the Fund  writes  options  on futures  contracts,  it will be subject to margin requirements similar to those applied to futures contracts.
   Buy or write options to close out existing options positions.

Hybrid Instruments Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Special Transactions
Repurchase Agreements Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser. The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The investment adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions Delayed delivery transactions are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (TBAs) As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Securities Lending A Fund may lend portfolio securities to borrowers that the investment adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Asset Coverage In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investment Risks
Stock Market Risks
o The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money.
o The investment adviser attempts to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Sector Risks
o Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the investment adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
o A substantial part of a Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, by issuers located in the same state, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

Liquidity Risks
o Trading opportunities are more limited for equity securities that are not widely held and for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
o Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Related to Company Size
o Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
o Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Risks Related to Investing for Value

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

Risks Related to Investing for Growth

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Currency Risks
o Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.
o The investment adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing
o The Funds may invest in foreign securities. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
o Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its investment adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of a Fund's investments.

Leverage Risks
o Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
o Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Interest Rate Risks
o Prices of fixed income securities rise and fall in response to interest rate changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
Credit Risks
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the investment adviser's credit assessment.
o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks
o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
o If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Prepayment Risks
o Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities. For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities. Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.
o Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Risks Associated with Noninvestment Grade Securities
o The Balanced Fund may invest in securities rated below investment grade. These securities, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Investment Limitations
Selling Short and Buying On Margin The Funds will not sell any securities short or purchase any securities on margin, other than in connection with buying stock index futures contracts, put options on stock index futures, put options on financial futures and portfolio securities, and writing covered call options, but may obtain such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money The Funds will not issue senior securities, except that a Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed and except, with respect to the Balanced Funds, as permitted by its investment objective and policies.

The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Each Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

Pledging Assets The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may mortgage, pledge, or hypothecate assets to secure such borrowings having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

Investing in Real Estate The Funds will not buy or sell real estate, including limited partnership interests, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Commodities The Funds will not buy or sell commodities, commodity contracts, or commodities futures contracts, except however, to the extent that each Fund may engage in transactions involving futures contracts and related options.

Underwriting The Funds will not underwrite any issue of securities, except as each Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Fund may purchase pursuant to its investment objective, policies, and limitations.

Diversification of Investments With respect to securities comprising 75% of the value of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer. Also, a Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

Concentration of Investments The Funds will not invest 25% or more of the value of their total assets in any one industry, except that a Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

Lending Cash or Securities The Funds will not lend any of their assets except portfolio securities, the market values of which do not exceed one-third of the value of a Fund's total assets.

This shall not prevent the Funds from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by each Fund's investment objective, policies, and limitations.

The above investment limitations cannot be changed by the Board of Trustees (Board) unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Securities of Other Investment Companies The Funds will limit their investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of their total assets in any one investment company, and will invest no more than 10% of their total assets in investment companies in general, unless, they are permitted to exceed these limitations by action of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as custodian and transfer agency fees, and therefore, any investment by a Fund in shares of another investment company would be subject to such duplicate expenses. The Funds will invest in other investment companies primarily for the purpose of investing their short-term cash on a temporary basis.

Investing in Restricted Securities The Funds will not invest more than 10% of their total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for certain restricted securities which meet the criteria for liquidity as established by the Trustees.

Investing in Illiquid Securities The Funds will not invest more than 15% of their net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, non-negotiable time deposits with maturities over seven days, and certain securities not determined under guidelines established by the Trustees to be liquid.

Investing in Put Options The Funds will not purchase put options on securities, other than put options on stock indices, unless the securities are held in a Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

Writing Covered Call Options The Funds will not write call options on securities unless the securities are held in a Fund's portfolio or unless a Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

Investing in Warrants The Funds will not invest more than 5% of their net assets in warrants. No more than 2% of a Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

Purchasing Securities to Exercise Control The Funds will not purchase securities of a company for purposes of exercising control or management.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of deposit, to be "cash items."

The Funds did not borrow money in excess of 5% of the value of their total assets during the last fiscal year and have no present intent to do so in the coming fiscal year.

Determining Market Value Of Securities
Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

o for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

The Funds value futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Trading in Foreign Securities. Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value (NAV), the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

WHAT DO SHARES COST?
================================================================================

Each Fund's NAV per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

================================================================================

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Trust, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

Rule 12b-1 Plan As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professional such as banks, broker/dealers, trust departments of bank, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professional) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. Also, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will a Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

Subaccounting Services Certain participating insurance companies may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Participating insurance companies holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the participating insurance company about the services provided, the fees charged for those services, and any restrictions and limitations imposed.


================================================================================

REDEMPTION IN KIND

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Board determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Trust's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

================================================================================

ACCOUNT AND SHARE INFORMATION

Voting Rights The insurance company separate accounts, as shareholders of the Funds, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All classes of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders will be called by the Trustees upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of April 2, 2001, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of the Funds.

-----------------------------------------------------------------------
Shareholder Name         Fund                         Percentage Owned
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Hartford Life Insurance  Wachovia Equity Fund II      51.86%
Company, Hartford, CT    Wachovia Balanced Fund II    52.95%
06104-2999               Wachovia Special Values      5.34%
------------------------ Fund II

-----------------------------------------------------------------------
-----------------------------------------------------------------------
Wachovia Bank, N.A.      Wachovia Equity Fund II      46.50%
Winston-Salem, NC        Wachovia Balanced Fund II    46.40%
27150-0001               Wachovia Special Values      92.05%
                         Fund II
-----------------------------------------------------------------------

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
================================================================================

TAX INFORMATION

Federal Income Tax Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, the Funds will not receive special tax treatment and will pay federal income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trusts' other portfolios will be separate from those realized by the Fund.

Each Fund must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code. For information concerning the consequence of a Fund not meeting the Section 817(h) requirements, see the prospectus of the separate account.

Foreign Investments If a Fund purchases foreign securities, its investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

================================================================================

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

Board of Trustees The Board is responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes the following data: name, birthdate, address, present position(s) held with the Trust, principal occupations for the past five years, and total compensation received as a Trustee from the Fund Complex (as defined below) for the most recent fiscal year. Each of the Trustees and officers listed below holds an identical position with The Wachovia Funds and The Wachovia Municipal Funds, two other registered investment companies in the Fund Complex. Because the Trust has not had operations prior to the date of this SAI, the aggregate compensation figures provided in the table below represent the compensation that the Trustees received from The Wachovia Funds and The Wachovia Municipal Funds for their last fiscal years. The Trust is comprised of three Funds, The Wachovia Funds are comprised of nineteen Funds and The Wachovia Municipal Funds are comprised of four Funds: together they form the Fund Complex.

An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940.



As of April 2, 2001, the Funds' Boards and Officers as a group owned less than 1% of the Funds' outstanding Shares.



------------------------------------------------------------------  ------------
         Name                 Occupations for Past 5 Years            Aggregate
-----------------------                                             Compensation
       Birthdate                                                       from Fund
        Address                                                         Complex
  Position with Trust
------------------------------------------------------------------  ------------
------------------------------------------------------------------  ------------
James A. Hanley         Retired;  Vice  President and  Treasurer,   $41,000
August 13, 1931         Abbott    Laboratories    (health    care
4272 Sanctuary Way      products) (until 1992).
Bonita Springs, FL
Trustee
------------------------------------------------------------------  ------------
------------------------------------------------------------------  ------------
Samuel E. Hudgins       Managing Partner, Pilot Partners, LLC       $41,000
March 4, 1929           (management consulting); Hudgins
715  Whitemere   Court, Consulting, LLC (independent
N.W.                    consultant)(until December 2000);
Atlanta, GA             President, Percival Hudgins & Company,
Trustee                 LLC (investment bankers/financial
                        consultants) (until September 1997);
                        Director, Atlantic American Corporation
                        (insurance holding company).
------------------------------------------------------------------  ------------
------------------------------------------------------------------  ------------
D. Dean Kaylor          Retired; Executive Vice President and       $32,000
June 29, 1930           Chief Financial Officer, NBD Bank, N.A.
2835 Greenbriar         and NBD Bancorp, Inc. (bank and bank
Harbor Springs, MI      holding company) (until 1990).
Trustee
------------------------------------------------------------------  ------------
------------------------------------------------------------------  ------------
Alvin J. Schexnider,    Director, Office of Health Policy           $32,000
Ph.D.                   Development, Wake Forest University
May 26, 1945            School of Medicine (since
3174 Turkey Hill Road   February 2000); Chancellor,
Winston-Salem, NC 27106 Winston-Salem State University (1996 to
Trustee                 January 2000); Formerly, Vice Provost,
                        Virginia Commonwealth University (1987
                        to 1996).
------------------------------------------------------------------  ------------
------------------------------------------------------------------  ------------
Charles S. Way, Jr.*    Chairman and CEO, The Beach Company and     $32,000
December 18, 1937       its various affiliated companies and
211 King Street         partnerships; serves as Secretary of
Suite 300               Commerce for the State of South Carolina.
Charleston, SC
Trustee
------------------------------------------------------------------  ------------
------------------------------------------------------------------  ------------
John W. McGonigle       Executive Vice President and Secretary      $0
October 26, 1938        of the Federated Fund Complex; Executive
Federated     Investors Vice President, Secretary and Director,
Tower                   Federated Investors, Inc.; Trustee,
Pittsburgh, PA          Federated Investment Management Company
President and Treasurer and Federated Investment Counseling;
                        Director, Federated Global Investment
                        Management Corp, Federated Services
                        Company and Federated Securities Corp.
------------------------------------------------------------------  ------------
------------------------------------------------------------------  ------------
R. Edward Bowling       Senior  Vice  President,  Wachovia  Bank,   $0
March 25, 1958          N.A;  Manager,  Product  Development  and
100 N. Main Street      Investment   Solutions,   Wachovia  Asset
Winston-Salem, NC       Management.
Vice President
------------------------------------------------------------------  ------------
------------------------------------------------------------------  ------------
James Ostrowski         Assistant Vice President, Federated         $0
November 13, 1959       Services Company.
Federated     Investors
Tower
Pittsburgh, PA
Vice President and
Assistant Treasurer
------------------------------------------------------------------  ------------
------------------------------------------------------------------  ------------
Gail C. Jones           Vice  President  and  Corporate  Counsel,   $0
October 26, 1953        Federated Services Company.
Federated     Investors
Tower
Pittsburgh, PA
Secretary
------------------------------------------------------------------  ------------


Investment Adviser The investment adviser conducts investment research and makes investment decisions for the Funds. The investment adviser is a business unit of Wachovia Bank, N.A.

The investment adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


Code of Ethics Restrictions on Personal Trading As required by SEC rules, the Funds, their Adviser, and their Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, the Funds' Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Brokerage Transactions When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the investment adviser looks for prompt execution of the order at a favorable price. The investment adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The investment adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the investment adviser may give consideration to those firms which have sold or are selling Shares of the Funds and other funds distributed by the Distributor and its affiliates. The investment adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trust's Board.

Research Services. Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the investment adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the investment adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The investment adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Funds are made independently from those of other accounts managed by the investment adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the investment adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

Administrator Federated Services Company, a subsidiary of Federated provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of the Funds in the Trust as specified below:
----------------------------------------------------------------------------
             Maximum                     Average Aggregate Daily Net
----------------------------------------------------------------------------
----------------------------------------------------------------------------
        Administrative Fee                   Assets of the Funds
----------------------------------------------------------------------------
----------------------------------------------------------------------------
            .10 of 1%                      on the first $3.5 billion
----------------------------------------------------------------------------
----------------------------------------------------------------------------
            .06 of 1%                on assets in excess of $3.5 billion
----------------------------------------------------------------------------

Custodian Wachovia Bank, N.A., is custodian (the Custodian) for the securities and cash of the Funds. Under the Custodian Agreement, the Custodian holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of the Funds and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses. Foreign instruments purchased by the Funds are held by foreign banks participating in a network coordinated by State Street Bank.


Transfer Agent And Dividend Disbursing Agent Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.


Independent Auditors The independent auditor for the Trust, Ernst & Young LLP, plans and performs its audit so that it may provide an opinion as to whether the Funds' financial statements and financial highlights are free of material misstatement in accordance with principles generally accepted in the United States of America.


Shareholder Services The Funds may pay Federated Administrative Services, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Administrative Services may select others to perform these services for their customers and may pay them fees.

Fees Paid By The Fund For Services

For the Period Ended          Wachovia        Wachovia      Wachovia
                              Balanced Fund   Equity Fund   Special Values
                              II              II            Fund II
                              --------------  ------------- ---------------
December 31 (1)               2000            2000          2000
Advisory Fee Earned           $3,023          $1,172        $1,385
Advisory Fee Reduction        $3,023          $1,172        $1,385
Brokerage Commissions         $1,167          $795          $1,956
Administrative Fee            $432            $167          $173
1.....Reflects fees paid from the Fund's start of performance on
      November 1, 2000 through its fiscal year end on December 31, 2000.
--------------------------------------------------------------------------------



HOW DO THE FUNDS MEASURE PERFORMANCE?
================================================================================

The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.


Average Annual Total Return and Yield
Total returns are given for Start of Performance period ended December 31, 2000. Yield is given for the 30-day period ended December 31, 2000.
--------------------------------------------------------------------------------

Fund                            Cumulative Total Return Yield
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Start  of   Performance Start  of   Performance
                                on November 1, 2000     on November 1, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Wachovia Balanced Fund II       (4.60%)                 2.69%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Wachovia Equity Fund II         (9.90%)                 0.54%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Wachovia Special Values Fund II 9.00%                   1.12%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Total Return Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

Yield The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a thirty-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professional and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Performance Comparisons
Advertising and sales literature may include:
o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;
o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and
o information about the mutual fund industry from sources such as the Investment Company Institute.

A Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

A Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in maximum offering price over a specific period of time. From time to time, a Fund will quote its Lipper ranking in advertising and sales literature.

Dow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "S&P Index"), is a composite index of common stocks in industry, transportation, and financial and public utility companies. In addition, the S&P Index assumes reinvestment of all dividends paid by stocks listed on the S&P Index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S&P Index figures.

Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Merrill Lynch Composite 1-3 Year Treasury Index is an unmanaged index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith.

Merrill Lynch Composite 1-5 Year Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between 1 and 4.99 years, with coupon rates of 4.25% or more. These total return figures are calculated for one, three, six, and twelve month periods and year-to-date and include the value of the bond plus income and any price appreciation or depreciation.

Salomon Brothers 3-5 Year Government Index quotes total returns for U.S. Treasury issues (excluding flower bonds) which have maturities of three to five years. These total returns are year-to-date figures which are calculated each month following January 1.

Merrill Lynch 3-5 Year Treasury Index is comprised of approximately 24 issues of intermediate-term U.S. government and U.S. Treasury securities with maturities between 3 and 4.99 years and coupon rates above 4.25%. Index returns are calculated as total returns for periods of one, three, six and twelve months as well as year-to-date.

Merrill Lynch 3-Year Treasury Yield Curve Index is an unmanaged index comprised of the most recently issued 3-year U.S. Treasury notes. Index returns are calculated as total returns for periods of one, three, six, and twelve months as well as year-to-date.

     Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.

Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Lehman Brothers Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index and the Yankee Bond Index. These indices include: U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Fannie Mae; Government National Mortgage Association and Student Loan Marketing Association; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB or a minimum Moody's rating of Baa.

Merrill Lynch Corporate and Government Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term of maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment grade issues (i.e., BBB/Baa or better).

Merrill Lynch Domestic Master Index includes issues which must be in the form of publicly placed, nonconvertible, coupon-bearing domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. The Domestic Master Index is a broader index than the Merrill Lynch Corporate and Government Index and includes, for example, mortgage-related securities. The mortgage market is divided by agency, type of mortgage and coupon and the amount outstanding in each agency/type/coupon subdivision must be no less than $200 million at the start and at the close of the performance measurement period. Corporate instruments must be rated by S&P or by Moody's as investment-grade issues (i.e. BBB/Baa or better).

S&P 500/Lehman Brothers Government/Corporate (Weighted Index) and the S&P 500/Lehman Brothers Government (Weighted Index) combine the components of a stock-oriented index and a bond-oriented index to obtain results which can be compared to the performance of a managed fund. The indices' total returns will be assigned various weights depending upon a Fund's current asset allocation.

Salomon Brothers AAA-AA Corporate index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

SEI Balanced Universe is composed of 916 portfolios managed by 390 managers representing $86 billion in assets. To be included in the universe, a portfolio must contain a 5% minimum commitment in both equity and fixed-income securities. Consulting universes may be composed of pension, profit-sharing, commingled, endowment/foundation and mutual funds.

Lehman Brothers Government/Corporate (Total) index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S.
government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

Merrill Lynch Corporate Master is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based in composites of ratings assigned by S&P and Moody's. Only bonds with a minimum maturity of one year are included.

Morningstar,  Inc.,  an  independent  rating  service,  is the  publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Salomon Brothers One-Month Tax-Exempt Commercial Paper is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc. also tracks this Salomon Brothers index.

FINANCIAL INFORMATION
================================================================================

The Financial Statements for the Funds for the fiscal year ended December 31, 2000 are incorporated herein by reference to the Annual Report to Shareholders of the Funds dated December 31, 2000.



INVESTMENT RATINGS
================================================================================

Standard & Poor's Corporate Bond Ratings AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

C -- The rating "C" is reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P may apply a plus (+) sign or minus (-) sign to the above rating classifications to show relative standing within the classifications.

Moody's Investors Service Corporate Bond Rating Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects or ever attaining any real investment standing.

NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity   for  timely   payment  on  issues  with  this   designation   is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody's Investors Service Commercial Paper Rating Definitions

Prime-1--Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "Prime-1" repayment capacity will normally be evidenced by many of the following characteristics:

o     Leading market positions in well-established industries;
o     High rates of return on funds employed;
o Conservative capitalization structure with moderate reliance on debt and ample asset protection;
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's Investors Service Short-Term Debt Ratings

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o  Leading market positions in well established industries;
o  High rates of return on funds employed;
o Conservative capitalization structure with moderate reliance on debt and ample asset protection;
o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Investors Service Short Term Loan Ratings

MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



ADDRESSES
================================================================================

The Wachovia Variable Insurance Funds
                                       101 Greystone Boulevard
                                       SC-9215
                                       Columbia, SC 29226

--------------------------------------------------------------------------------

Distributor
Federated Securities Corp.             Federated Investors Tower
                                       1001 Liberty Avenue
                                       Pittsburgh, Pennsylvania 15222-3779

--------------------------------------------------------------------------------

Investment Adviser
Wachovia Asset Management              100 North Main Street
                                       Winston-Salem, NC 27101

--------------------------------------------------------------------------------

Custodian
Wachovia Bank, N.A.                    301 North Church Street
                                       Winston-Salem, NC 27150

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company Federated Investors Tower
                                       1001 Liberty Avenue
                                       Pittsburgh, PA 15222-3779

Counsel to The Wachovia Funds and The
Wachovia Municipal Funds
Kirkpatrick & Lockhart LLP             1800 Massachusetts Avenue,
                                       Washington, D.C. 20036-1800

Counsel to the Independent Trustees
Bell Boyd & Lloyd                      Three First National Plaza
                                       70 West Madison Street
                                       Suite 3300
                                       Chicago, IL 60802-4207

Independent Auditors
Ernst & Young LLP                      200 Clarendon Street
                                       Boston, MA 02116

--------------------------------------------------------------------------------

                           WACHOVIA BALANCED FUND II
                                 ANNUAL REPORT

                            WACHOVIA BALANCED FUND II

                          (A PORTFOLIO OF THE WACHOVIA
                            VARIABLE INSURANCE FUNDS)

                                    [GRAPHIC]

                                  Annual Report
                                December 31, 2001


                                                                 [LOGO] WACHOVIA
WWW.WACHOVIAFUNDS.COM
[GRAPHIC OMITTED]
                                                President's Message


Dear Shareholder:

I am pleased to present the second Annual Report to Shareholders for the Wachovia Balanced Fund II. This report covers the 12-month period from January 1, 2001 through December 31, 2001, which is the end of its fiscal year. The report includes commentary by portfolio management, a complete list of fund holdings and the fund's financial statements.

The fund pursues a popular investment objective--long-term growth and current income--by investing in a quality combination of stocks and bonds. At the end of the reporting period, 59.9% of the fund's portfolio was invested in stocks, with the remainder invested in bonds.

During the reporting period, which was a difficult one for stocks, the fund produced a total return of (10.74)%1 due to a decline in the value of its stock holdings. At the end of the reporting period, the fund's total net assets stood at $8.7 million.

Thank you for pursuing your long-term financial goals through the diversification and professional management of the Wachovia Balanced Fund II. You have our commitment to keep you up-to-date on your investment progress through the highest level of service.


Sincerely,

/s/   John W. McGonigle
John W. McGonigle
President
February 15, 2002


1. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

                                                         1

[GRAPHIC OMITTED]
                                INVESTMENT REVIEW


The equity portion of Wachovia Balanced Fund II underperformed the Standard & Poors 500 Index (S&P 500) for the year.1 With the prospect of tax cuts and declining interest rates for 2001, the fund was positioned for an economy that would likely improve by mid-year 2001. The ensuing recessionary economic environment of 2001 was detrimental to the performance of our more economically sensitive holdings. After two strong years of relative returns, the technology sector holdings underperformed as growth rates for many of these companies were sharply reduced. In addition, the fund's large capitalization focus negatively impacted performance as small and mid-capitalization issues outperformed large capitalization issues. The fund's relative performance improved markedly in the fourth quarter as investors began to embrace the likelihood of a stronger economy in 2002. The fixed income portion of the fund performed in line with the Lehman Brothers Aggregate Bond Index.2 The fund benefited from its above market exposure to the investment grade corporate market and also from an overweighting in short and intermediate term securities. However, somewhat offsetting these beneficial decisions was an allocation to the underperforming high yield sector. Another benefit to the performance of the fund was the reduced allocation to Treasury bonds, which underperformed on a price and yield basis over the course of the year.


1. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure
2.   Lehman Brothers Aggregate Bond Index is an unmanaged
     index composed of securities from the Lehman
                                                         2

[GRAPHIC OMITTED]
                            Wachovia Balanced Fund II


           Growth of a $10,000 Investment in Wachovia Balanced Fund II

        The graph below illustrates the hypothetical investment of $10,0001 in the Wachovia Balanced Fund II (the "Fund") from November 1, 2000 (start of performance) to December 31, 2001, compared to the Standard & Poor's 500 Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (LBAB).2


              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
1 Year                                                                  (10.74)%
Start of Performance (11/1/2000)                                        (12.86)%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.


1. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.


2. The S&P 500 and the LBAB are not adjusted to reflect sales charges, expenses, or other fees that the
                                                         3

[GRAPHIC OMITTED]
                                             Wachovia Balanced Fund II
                                             Portfolio of Investments


                                                 December 31, 2001
      Shares                                                               Value
[GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
[GRAPHIC OMITTED]
Common Stocks--59.9%

                                    Basic

             1,811                  Alcoa, Inc.                        $                             64,381
               602                  Du Pont (E.I.) de                                                25,591
             1,121                  Praxair, Inc.                                                    61,935
               828                  (1)Watson                                                        25,991
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         177,898
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Capital Goods--6.4%
               897                  Dover Corp.                                                      33,252
             4,653                  General Electric                                                186,492
               892                  Honeywell                                                        30,167
               495                  (1)Lexmark                                                       29,205
               387                  Textron, Inc.                                                    16,045
             2,746                  Tyco                                                            161,739
             1,550                  United                                                          100,177
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         557,077
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Communication

                                    Services--3.9%

             3,768                  (1)Liberty Media

                                    Corp., Class A                                                   52,752
             4,006                  (1)Sprint Corp.                                                  97,786
               941                  Starwood Hotels &                                                28,089
             1,327                  (1)TMP Worldwide,                                                56,928
             2,239                  Verizon                                                         106,263
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         341,818
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Consumer

                                    Cyclicals--4.1%

             2,166                  (1)BJ Services Co.                                               70,287
             1,373                  Centex Corp.                                                     78,385
             2,382                  (1)Linens 'N                                                     60,741
             3,148                  Lowe's Cos., Inc.                                               146,099
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         355,512
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Consumer

                                    Staples--5.9%

             3,953                  (1)AOL Time

                                    Warner, Inc.                                                    126,891
               850                  Avon Products,                                                   39,525
               486                  Harley Davidson,                                                 26,395
             1,036                  Kimberly-Clark

                                    Corp.                                                            61,953
                                                         4

[GRAPHIC OMITTED]
                                             Wachovia Balanced Fund II

      Shares                                                                          Value
[GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]
Common Stocks--continued

                                    Consumer
                                    Staples--continued

             3,791                  (1)Kroger Co.,
                                    Inc.                               $                             79,118
             1,902                  Philip Morris                                                    87,207
             2,049                  (1)Viacom, Inc.,                                                 90,463
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         511,552
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Energy--4.0%

               265                  Anadarko

                                    Petroleum Corp.                                                  15,065
             2,593                  Conoco, Inc.,                                                    73,382
             1,618                  ENSCO                                                            40,207
               768                  El Paso Corp.                                                    34,260
             3,148                  Exxon Mobil Corp.                                               123,716
               905                  Phillips                                                         54,535
               287                  Valero Energy                                                    10,940
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         352,105
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Finance--15.6%

             2,248                  American Express

                                    Co.                                                              80,231
             1,559                  American                                                        123,785
               946                  Bank of America                                                  59,551
             1,128                  Bank of New York                                                 46,022
             4,159                  Citigroup, Inc.                                                 209,946
             1,513                  Freddie Mac                                                      98,950
             1,787                  J.P. Morgan Chase                                                64,957
               504                  MBIA, Inc.                                                       27,030
             1,117                  MBNA Corp.                                                       39,318
               219                  Marsh & McLennan                                                 23,532
               754                  Morgan Stanley,                                                  42,179
               569                  PNC Financial                                                    31,978
               614                  Prudential                                                       20,379
             3,620                  S&P Depositary                                                  413,513
             1,756                  Wells Fargo & Co.                                                76,298
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                       1,357,669
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Health Care--7.4%
             1,092                  American Home

                                    Products Corp.                                                   67,005
             1,242                  (1)Amgen, Inc.                                                   70,098
             1,002                  Bristol-Myers                                                    51,102
               527                  (1)Genzyme Corp.                                                 31,546
             1,411                  Johnson & Johnson                                                83,390
                                                         5

[GRAPHIC OMITTED]
                                             Wachovia Balanced Fund II

    Shares or

 Principal Amount                                                                     Value

[GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]
Common Stocks--continued

                                    Health
                                    Care--continued

             1,616                  Medtronic, Inc.                    $                             82,755
               959                  Merck & Co., Inc.                                                56,389
             4,290                  Pfizer, Inc.                                                    170,957
               491                  (1)Tenet                                                         28,832
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         642,074
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Technology--9.3%

               448                  Automatic Data
                                    Processing, Inc.                                                 26,387
             3,452                  (1)Cisco Systems,                                                62,516
             2,847                  (1)EMC Corp.--Mass                                                38,264
             2,086                  Intel Corp.                                                      65,605
               834                  (1)KLA--Tencor                                                    41,333
             1,200                  (1)Microchip                                                     46,488
               927                  (1)Micromuse, Inc.                                               13,905
             2,861                  (1)Microsoft Corp.                                              189,541
             2,285                  (1)Network                                                       49,973
             2,542                  (1)Network                                                       65,711
             2,654                  Nokia Oyj, Class                                                 65,103
             1,544                  (1)Sun                                                           18,991
             2,272                  Texas                                                            63,616
             1,500                  (1)Veritas                                                       67,245
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         814,678
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Utilities--1.3%

             1,607                  (1)Calpine Corp.                                                 26,982
             2,095                  Duke Energy Corp.                                                82,250
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         109,232
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total Common
                                      Stocks
                                      (identified

                                      cost $5,493,958)                                            5,219,615
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Corporate Bonds--3.6%

                                    Finance--3.5%

$           50,000                  Household Finance
                                    Corp., Note,
                                    6.40%, 6/17/2008                                                 49,925
            50,000                  Kinder Morgan                                                    50,442
            50,000                  National City                                                    53,104
            50,000                  Verizon Global                                                   53,475
            50,000                  Wells Fargo &                                                    50,879
            50,000                  Wells Fargo Bank,                                                51,095
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                         308,920
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                                         6

[GRAPHIC OMITTED]
                                             Wachovia Balanced Fund II


 Principal Amount                                                                      Value

[GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]  [GRAPHIC OMITTED][GRAPHIC OMITTED]
Corporate Bonds--continued

                                    Transportation--0.1%

$            5,000                  United Parcel
                                    Service, Deb.,
                                    8.375%, 4/1/2020                    $                              5,887
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total Corporate

                                      Bonds

                                      (identified cost

                                      $309,093)                                                      314,807
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Mortgage Backed Securities--36.1%

                                    Federal Home Loan

                                    Bank--5.9%

           500,000                  4.875%, 4/16/2004                                                513,595
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Federal Home Loan

                                    Mortgage

                                    Corporation--14.6%

           100,000                  5.75%, 4/15/2008                                                 102,672
           500,000                  6.25%, 10/15/2002                                                514,140
           145,000                  6.75%, 3/15/2031                                                 153,768
           500,000                  6.50%, 12/1/2099                                                 500,625
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                        1,271,201
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Federal National

                                    Mortgage

                                    Association--11.6%

           275,000                  5.25%, 1/15/2009                                                 272,465
           225,000                  6.50%, 4/29/2009                                                 224,858
            30,916                  7.00%, 2/1/2030                                                   31,495
           450,000                  7.125%, 2/15/2005                                                488,322
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                        1,017,146
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                    Government

                                    National Mortgage

                                    Association--4.0%

            36,019                  7.00%, 10/15/2028                                                 36,795
           300,000                  7.50%, 12/15/2099                                                310,311
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total                                                          347,106
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total Mortgage

                                      Backed

                                      Securities

                                      (identified cost

                                      $3,100,075)                                                  3,149,046
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
U.S. Treasury Obligations--3.7%
                                    U.S. Treasury

                                    Bonds--3.7%

           250,000                  6.375%, 8/15/2027                                                269,883
            45,000                  7.125%, 2/15/2023                                                 52,390
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total U.S.

                                      Treasury

                                      Obligations

                                      (identified cost

                                      $321,492)                                                      322,273
                                                                        [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                                         7

[GRAPHIC OMITTED]
                                             Wachovia Balanced Fund II


 Principal Amount                                                                     Value
[GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED][GRAPHIC OMITTED]
Repurchase Agreement (2)--5.5%
$          481,016                  Goldman Sachs
                                    Group, LP, 1.67%,
                                    dated 12/31/2001,
                                    due 1/2/2002
                                    (at amortized
                                    cost)                              $                            481,016
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]
                                      Total
                                      Investments
                                      (identified
                                      cost

                                      $9,705,634)(3)                   $                          9,486,757
                                                                       [GRAPHIC OMITTED] [GRAPHIC OMITTED]

(1)  Non-income producing security.
(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(3)  The cost of investments for federal tax purposes amounts to $9,808,584. The net unrealized
Note:   The categories are investments are shown as a percentage of net assets ($8,722,976) at December
        31, 2001.

The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt
MTN--Medium Term Note


(See Notes which are an integral part of the Financial Statements)
                                                         8
[GRAPHIC OMITTED]
                            Wachovia Balanced Fund II
                       Statement of Assets and Liabilities


                                December 31, 2001

Assets:
Total investments in
securities, at value

(identified cost $9,705,634)                                         $                          9,486,757
Cash                                                                                                5,720
Income receivable                                                                                  56,275
Receivable for shares sold                                                                         11,425
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
    Total assets                                                                                9,560,177
Liabilities:

Payable for investments

purchased                        $                           809,564
Payable for shares redeemed                                       21
Accrued expenses                                              27,616
                                 [GRAPHIC OMITTED][GRAPHIC OMITTED]
    Total liabilities                                                                             837,201
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Net assets for 1,027,129

shares outstanding                                                   $                          8,722,976
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Net Assets Consist of:

Paid in capital                                                      $                          9,348,953
Net unrealized depreciation of                                                                   (218,877)
Accumulated net realized loss                                                                    (523,781)
Undistributed net investment                                                                      116,681
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
    Total Net Assets                                                 $                          8,722,976
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Net Asset Value, Offering
Price and Redemption Proceeds
Per Share:

$8,722,976 / 1,027,129 shares

outstanding                                                          $                               8.49
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]

(See Notes which are an integral part of the Financial Statements)
                                                         9
[GRAPHIC OMITTED]
                            Wachovia Balanced Fund II
                             Statement of Operations


                          Year Ended December 31, 2001
Investment Income:
Dividends (net of foreign
taxes withheld of $107)                                              $                             38,003
Interest                                                                                          140,105
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
    Total income                                                                                  178,108
Expenses:

Investment adviser fee         $                             42,223
Administrative personnel and                                  6,032
Custodian fees                                                1,206
Transfer and dividend                                         1,075
Directors'/Trustees' fees                                       102
Auditing fees                                                 5,753
Legal fees                                                    6,893
Portfolio accounting fees                                     2,653
Share registration costs                                     13,426
Printing and postage                                          9,045
Insurance premiums                                              752
Miscellaneous                                                 1,848
                               [GRAPHIC OMITTED] [GRAPHIC OMITTED] [  APHIC OMITTED]
    Total expenses                                           91,008
    Waiver of investment                                    (30,087)
                               [GRAPHIC OMITTED] [GRAPHIC OMITTED] [  APHIC OMITTED]
      Net expenses                                                                                 60,921
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
        Net investment income                                                                     117,187
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Realized and Unrealized Loss
on Investments:
Net realized loss on
investments                                                                                      (510,758)
Net change in unrealized                                                                          (96,176)
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Net realized and unrealized
loss on investments                                                                              (606,934)
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Change in net assets
resulting from operations                                            $                           (489,747)
                                                                     [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]

(See Notes which are an integral part of the Financial Statements)
                                                        10
[GRAPHIC OMITTED]
                                             Wachovia Balanced Fund II
                                        Statement of Changes in Net Assets

                                       Year Ended December 31, 2001                        Period Ended December 31, 2000(1)
[GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]                    [GRAPHIC OMITTED][GRAPHIC OMITTED]
Increase
(Decrease) in Net
Assets
Operations:
Net investment
income                              $                           117,187                   $                             12,872
Net realized loss                                              (510,758)                                               (13,023)
Net change in                                                   (96,176)                                              (122,701)
                  [GRAPHIC OMITTED] [GRAPHIC OMITTED][G    IC OMITTED]  [GRAPHIC OMITTED]
[GRAPHIC OMITTED] [GRAPHIC OMITTED]
    Change in net
    assets
    resulting
    from

    operations                                                 (489,747)                                              (122,852)
                [GRAPHIC OMITTED] [GRAPHIC OMITTED][G    IC OMITTED]  [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Distributions to

Shareholders:

Distributions
from net

investment income                                               (13,378)                                                  --
               [GRAPHIC OMITTED] [GRAPHIC OMITTED][G    IC OMITTED]  [GRAPHIC OMITTED] [GRAPHIC OMITTED]
[GRAPHIC OMITTED]
Share

Transactions:

Proceeds from

sale of shares                                                6,284,146                                              3,193,643
Net asset value                                                  13,378                                                   --
Cost of shares                                                 (142,214)                                                  --
             [GRAPHIC OMITTED] [GRAPHIC OMITTED][G    IC OMITTED]  [GRAPHIC OMITTED] [GRAPHIC OMITTED]
[GRAPHIC OMITTED]
    Change in net
    assets
    resulting
    from share

    transactions                                              6,155,310                                              3,193,643
             [GRAPHIC OMITTED] [GRAPHIC OMITTED][G    IC OMITTED]  [GRAPHIC OMITTED] [GRAPHIC OMITTED] [GRAPHIC OMITTED]
        Change in

        net assets                                            5,652,185                                              3,070,791
Net Assets:

Beginning of

period                                                        3,070,791                                                   --
         [GRAPHIC OMITTED] [GRAPHIC OMITTED][G    IC OMITTED]  [GRAPHIC OMITTED] [GRAPHIC OMITTED]
[GRAPHIC OMITTED]
End of period
(including

undistributed net
investment income
of $116,681 and
$12,872,

respectively)                       $                         8,722,976                   $                          3,070,791
                      [GRAPHIC OMITTED] [GRAPHIC OMITTED][G    IC OMITTED]  [GRAPHIC OMITTED] [GRAPHIC OMITTED]
[GRAPHIC OMITTED]
(1)  Reflects  operations  for the period from November 1, 2000 (date of initial public investment) to December 31, 2000.


(See Notes which are an integral part of the Financial Statements)
                                                        11
[GRAPHIC OMITTED]

                            Wachovia Balanced Fund II
                              Financial Highlights


                                 (For a share outstanding throughout each period)
                                                Year Ended                            Period Ended

                                               December 31,                           December 31,
                                                   2001                                 2001(1)

[GRAPHIC OMITTED]          [GRAPHIC OMITTED] [GRAPHIC OMITTED]   [GRAPHIC OMITTED] [GRAPHIC OMITTED]
Net Asset Value, Beginning
of Period                                                $9.54                                 $10.00
Income From Investment
Operations:
  Net investment income                                   0.10                                   0.04
  Net realized and                                       (1.12)                                 (0.50)
                                             [GRAPHIC OMITTED]                      [GRAPHIC OMITTED]
    Total from investment

    operations                                           (1.02)                                 (0.46)
                                             [GRAPHIC OMITTED]                      [GRAPHIC OMITTED]
Less Distributions:

  Distributions from net

  investment income                                      (0.03)                                  --
                                             [GRAPHIC OMITTED]                      [GRAPHIC OMITTED]
Net Asset Value, End of

Period                                                   $8.49                                  $9.54
                                             [GRAPHIC OMITTED]                     [GRAPHIC OMITTED]
Total Return (2)                                        (10.74)%                                (4.60)%
Ratios to Average Net
Assets

  Expenses                                                1.01%                                  1.01%(3)
  Net investment income                                   1.94%                                  2.97%(3)
  Expense                                                 0.50%                                  6.83%(3)
Supplemental Data:
  Net assets, end of

  period (000 omitted)                                  $8,723                                 $3,071
  Portfolio turnover                                        76%                                     5%

(1) Reflects operations for the period from November 1, 2000 (date of initial public investment) to December 31, 2000.

(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales (3) Computed on an annualized basis. (4) This contractual expense decrease is reflected in both the expense and the net investment income ratios.

(See Notes which are an integral part of the Financial Statements)
                                                        12
[GRAPHIC OMITTED]
                            Wachovia Balanced Fund II
                          Notes to financial Statements


                                                 December 31, 2001
1.  Organization

The Wachovia Variable Insurance Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Wachovia Balanced Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek to produce long-term growth of principal and current income.


2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

    INVESTMENT VALUATION--Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotation are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

    REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

    The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

    INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

    Effective January 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public
    Accountants (AICPA) Audit and Accounting Guide for Investment Companies
                                                        13

[GRAPHIC OMITTED]
                            Wachovia Balanced Fund II

    and began amortizing premiums and discounts on debt securities. Prior to January 1, 2001, the Fund did not amortize long-term premiums or discounts on debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund. The tax composition of dividends was as follows:


Ordinary income                                                     $13,378
Long-term capital gains                                                --
    As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $116,681
Undistributed long-term gains                                          --
Unrealized depreciation                                              321,827
    At year end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.


    FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

    At December 31, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $420,831, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


Expiration Years                                      Expiration Amount
[GRAPHIC OMITTED]                                     [GRAPHIC OMITTED]
2008                                                         $    6,708
[GRAPHIC OMITTED]                                     [GRAPHIC OMITTED]
2009                                                            414,123
[GRAPHIC OMITTED]                                     [GRAPHIC OMITTED]

    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

    OTHER--Investment transactions are accounted for on a trade date basis.

                                                        14

[GRAPHIC OMITTED]
                            Wachovia Balanced Fund II


3.  Shares of Beneficial Interest

The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in shares were as follows:

                                                       Year Ended                          Period Ended
                                                    December 31, 2001                   December 31, 2001(1)
                                                    [GRAPHIC OMITTED]                   [GRAPHIC OMITTED]
                                                         Shares                               Shares
[GRAPHIC OMITTED]                 [GRAPHIC OMITTED] [GRAPHIC OMITTED]  [GRAPHIC OMITTED][GRAPHIC OMITTED]
Shares sold                                                   721,043                              321,956
Shares issued to shareholders in                                1,478                                 --
Shares redeemed                                               (17,348)                                --
[GRAPHIC OMITTED]                                   [GRAPHIC OMITTED][G    IC OMITTED]  [GRAPHIC OMITTED]
    Net change resulting from
    share transactions                                        705,173                              321,956
                                                    [GRAPHIC OMITTED][G    IC OMITTED]  [GRAPHIC OMITTED]
(1)  Reflects  operations  for the period from November 1, 2000 (date of initial public investment) to December 31, 2000.

4.  Investment Adviser Fee and Other Transactions with Affiliates

INVESTMENT ADVISER FEE--Wachovia Fund Advisers (formerly, Wachovia Asset Management), a division of Wachovia Bank, N.A., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.70% of the Fund's average daily net assets. As a result of contractual obligations, the Adviser may be required to waive a portion of its fee. The Adviser can modify or terminate this waiver at its sole discretion any time after May 30, 2002.

ADMINISTRATIVE FEE--Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Funds in the Trust.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from its net assets to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES--FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ, through its subsidiary FSSC, maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Wachovia Bank, N.A. is the Fund's custodian. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. GENERAL--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.


5.  Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended December 31, 2001, were $6,051,496 and $1,748,298, respectively. Purchases and sales of long-term U.S. government securities for the year ended December 31, 2001, were $5,144,557 and $2,594,253, respectively.

                                                        15

[GRAPHIC OMITTED]
                                             Wachovia Balanced Fund II



6. Subsequent Event

Wachovia Corporation, the ultimate corporate parent of the investment adviser for the Wachovia Fund Family (Wachovia Funds), completed a merger with First Union Corporation on September 1, 2001. As a result, the new organization (Wachovia) has taken steps to consolidate the mutual fund investment advisory activities of both bank holding companies. Toward that end, on December 6, 2001, the Board of Trustees of the Wachovia Variable Insurance Funds determined that it was in the best interest of the Wachovia Variable Insurance Funds' shareholders to reorganize each of the Funds into portfolios of the Evergreen Funds as follows:


 Wachovia Fund                               Evergreen Fund
[GRAPHIC OMITTED]                            [GRAPHIC OMITTED]
 Wachovia Balanced Fund II                   Evergreen VA Foundation Fund
 Wachovia Equity Fund II                     Evergreen VA Fund
 Wachovia Special Values Fund II             Evergreen VA Small Cap Value Fund

In addition to the proposed reorganizations, the Board also approved interim and long-term investment advisory agreements on behalf of each of the Wachovia Variable Insurance Funds with Evergreen Investment Management Company, LLC
(EIMC), a subsidiary of Wachovia. EIMC, which currently serves as investment adviser to the Evergreen Funds, began management of the Wachovia Variable Insurance Funds on January 1, 2002. As of that date, Tattersall Advisory Group, Inc. (TAG), which is also a subsidiary of Wachovia, serves as the investment sub-adviser to the fixed income portion of Wachovia Balanced Fund II. The advisory fees remain unchanged.


The proposed reorganizations and the long-term advisory agreements are subject to shareholder approval. The Board of Trustees has called a shareholder meeting for May 13, 2002 for the purpose of voting on the proposals.


7.  Federal Income Tax Information (Unaudited)
For the year ended December 31, 2001, the Fund did not designate any long-term capital gain dividends.
                                                        16
[GRAPHIC OMITTED]
                Report of Ernst & Young LLP, Independent Auditors


To the Board of Trustees of Wachovia Variable Insurance Funds and Shareholders of WACHOVIA BALANCED FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wachovia Balanced Fund II (the "Fund") (one of the portfolios constituting the Wachovia Variable Insurance Funds) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the periods from November 1, 2000 (date of initial public investment) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wachovia Balanced Fund II of the Wachovia Variable Insurance Funds at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from November 1, 2000 (date of initial public investment) to December 31, 2000, in conformity with accounting principals generally accepted in the Untied States.

                                                          /s/ Ernst & Young LLP


Boston, Massachusetts
February 8, 2002

                                                        17

[GRAPHIC OMITTED]
                      Board of Trustees And Trust Officers


The following table gives information about each Board member and the senior offices of the Fund. The table separately lists Board members who are "interested persons" of the Fund (i.e., "interested" Board members) and those who are not (i.e. "independent" Board members). The Wachovia Fund Complex consists of 25 investment company portfolios.

Interested Trustees background - term of office: indefinite

[GRAPHIC OMITTED]      [GRAPHIC OMITTED][GRAPHIC OMITTED]
Charles S. Way*                          Chairman and CEO, The Beach Company and its various affiliated
Birth Date: December                     companies and partnerships; serves as Secretary of Commerce for
18, 1937                                 the State of South Carolina.
211 King Street, Suite
300                                      Other Directorships Held: None
Charleston, SC
Trustee
Began serving: March
2000
Oversees 25 Portfolios
[GRAPHIC OMITTED]
*   Reasons for Interested Status: Mr. Way is a shareholder of
    Wachovia Corporation.

Independent trustees background - term of office: indefinite

[GRAPHIC OMITTED]      [GRAPHIC OMITTED][GRAPHIC OMITTED]

James A. Hanley                          Retired; Vice President and Treasurer, Abbott Laboratories
Birth Date: August 13,                   (health care products) (until 1992).
1931                                     Other Directorships Held: None
4272 Sanctuary Way
Bonita Springs, FL
Trustee

Began serving: March
2000 Oversees 25
Portfolios
[GRAPHIC OMITTED]      [GRAPHIC OMITTED][GRAPHIC OMITTED]

Samuel E. Hudgins                        Managing Partner, Pilot Partners, LLC (management consulting);
Birth Date: March 4,                     Hudgins Consulting, LLC (independent consultant)(until December
1929 715 Whitemere                       2000); President, Percival Hudgins & Company, LLC (investment
Court, N.W.                             bankers/financial consultants)(until September 1997).
Atlanta, GA                             Other Directorships Held: Director, Atlantic American Corporation
Trustee                                 (insurance holding company).
Began serving: March
2000 Oversees 25
Portfolios
[GRAPHIC OMITTED]      [GRAPHIC OMITTED][GRAPHIC OMITTED]

D. Dean Kaylor                           Retired; Executive Vice President and Chief Financial Officer,
Birth Date: June 29,                     NBD Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding
1930 2835 Greenbriar                     company) (until 1990).
Harbor Springs, MI                       Other Directorships Held: None
Trustee
Began serving: March
2000 Oversees 25
Portfolios
[GRAPHIC OMITTED]      [GRAPHIC OMITTED][GRAPHIC OMITTED]

Alvin J. Schexnider,                     Director, Office of Health Policy Development, Wake Forest
Ph.D.                                    University School of Medicine (since February 2000); Chancellor,
Birth Date: May 26,                      Winston-Salem State University (1996 to January 2000); Formerly,
1945 3174 Turkey Hill                    Vice Provost, Virginia Commonwealth University (1987 to 1996).
Road                                     Other Directorships Held: None
Winston-Salem, NC
Trustee
Began serving: March
2000 Oversees 25
Portfolios
[GRAPHIC OMITTED]
Officers

[GRAPHIC OMITTED]      [GRAPHIC OMITTED][GRAPHIC OMITTED]

John W. McGonigle                       Executive Vice President and Secretary of the Federated Fund
Birth Date: October                     Complex; Executive Vice President, Secretary and Director,
26, 1938 Federated                      Federated Investors, Inc.; Trustee, Federated Investment
Investors Tower                         Management Company and Federated Investment Counseling; Director,
Pittsburgh, PA                          Federated Global Investment Management Corp, Federated Services
President and Treasurer                 Company and Federated Securities Corp.
[GRAPHIC OMITTED]      [GRAPHIC OMITTED][GRAPHIC OMITTED]

R. Edward Bowling                        Senior Vice President, Wachovia Bank, N.A; Manager, Product
Birth Date: March 25,                    Development and Investment Solutions, Wachovia Fund Advisers.
1958 Wachovia Bank,
N.A.

100 North Main

Winston-Salem, NC
Vice President
[GRAPHIC OMITTED]      [GRAPHIC OMITTED][GRAPHIC OMITTED]

James Ostrowski                          Assistant Vice President, Federated Services Company.
Birth Date: November

17, 1959

Federated Investors
Tower Pittsburgh, PA
Vice President and

Assistant Treasurer
[GRAPHIC OMITTED]      [GRAPHIC OMITTED][GRAPHIC OMITTED]

Gail C. Jones                            Vice President and Corporate Counsel, Federated Services Company.
Birth Date: October
26, 1953 Federated
Investors Tower
Pittsburgh, PA

Secretary
[GRAPHIC OMITTED]
                                                        18

Federated Securities Corp., Distributor                        Cusip 929775302

                                                                  26194 (2/02)

Investment Company Act File No. 811-09873

                                          Annual Report as of December 31, 2001

[GRAPHIC OMITTED]

                                                 Table of Contents

Letter to Shareholders                                          1
                                                                -
Fund at a Glance                                                3
                                                                -
Portfolio Manager Interview                                     4
                                                                -
Financial Highlights                                            8
                                                                -
Schedule of Investments                                         9
                                                                -
Statement of Assets and Liabilities                            16
                                                               --
Statement of Operations                                        17
                                                               --
Statement of Changes in Net Assets                             18
                                                               --
Notes to Financial Statements                                  19
                                                               --
Independent Auditors' Report                                   22
                                                               --
Additional Information                                         23
                                                               --


                                                 [GRAPHIC OMITTED]
                                              Letter to Shareholders

                                                   February 2002

   William M. Ennis         Dennis H. Ferro
  President and CEO     Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States' war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a "flight to quality" following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

                                                         1

                                                 [GRAPHIC OMITTED]
                                        Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little "good news" can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market's movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,



William M. Ennis
President and CEO

Evergreen Investment Company, Inc.



Dennis H. Ferro
Chief Investment Officer

Evergreen Investment Management Company

                                                         2

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                     Fund at a Glance as of December 31, 2001

                             "With low energy  prices,  low  interest  rates and
                          depleted business inventories, we believe the current recession will be mild and the economy will start expanding again later in 2002."

                                               Portfolio Management

                     Tattersall Advisory Group, Inc.
                           Tenure: October 2001

       Timothy E. O'Grady                Maureen E. Cullinane, CFA
      Tenure:November 2001                 Tenure: November 2001

                                              PERFORMANCE & RETURNS1

Portfolio Inception Date:                     3/1/1996

[GRAPHIC OMITTED]
Average Annual Returns
[GRAPHIC OMITTED]
1 year                                         -8.57%
[GRAPHIC OMITTED]
5 years                                         6.34%
[GRAPHIC OMITTED]
Since Portfolio Inception                       8.01%
[GRAPHIC OMITTED]
12-month income dividends per share             $0.30
[GRAPHIC OMITTED]

                                                 LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Foundation Fund1 versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Credit Bond Index (LBGCBI), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The S&P 500, LBABI and LBGCBI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

2 The fund's adviser changed indices from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index effective October 2001. The adviser believes that the Lehman Brothers Aggregate Bond Index more closely represents the composition and strategy of the fund.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

All data is as of December 31, 2001 and subject to change.

                                                         3

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                            Portfolio Manager Interview

How did the fund perform?

Evergreen VA Foundation Fund had a total return of -8.57% for the twelve-month period ended December 31, 2001. The S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Bond Index returned -11.87%, 8,44% and 8.50%, respectively, for the same period. During the same period, the average return of variable annuity balanced portfolios was -2.87%, according to Lipper, Inc., an independent monitor of mutual fund performance.

                                             Portfolio Characteristics

                                                (as of 12/31/2001)

Total Net Assets                  $168,337,326
[GRAPHIC OMITTED]
Number of Holdings                         174
[GRAPHIC OMITTED]
P/E Ratio                                24.5x
[GRAPHIC OMITTED]


What was the investment environment like during the period?

The dominant factor influencing both the equity and fixed income markets was the slowdown in the economy in the United States. The slump first appeared in the technology and telecommunications sectors, which had been the leading growth areas for much of the 1990s. Stocks in most industries and sectors fell in value during much of the year. In contrast, most quality fixed income securities performed well, with government securities and higher-quality corporate bonds turning in the best relative performance.

The U.S. Federal Reserve attempted to stop the economy's fall by injecting liquidity into the economy through a series of cuts in short-term interest rates that continued throughout the year. However, any possibility of an early reversal of the economic slump was ended on September 11. Immediately after September 11, investors pulled money from the stock market and sought out higher-quality securities in the bond market. However, during the final two months of 2001, confidence about a potential recovery grew again, and stocks and corporate bonds both staged comebacks.

Overall, the year was favorable for most types of fixed income investments, with the exception of lower-quality, high-yield corporate bonds. Government securities, mortgage-backed securities and investment grade corporate bonds all had positive returns. In contrast, returns were negative for most stock market indexes. Within the stock market, value stocks tended to hold their prices better than growth stocks.

A new investment team took responsibility for the Evergreen VA Foundation Fund in November 2001. How does this affect the fund's management?

Three experienced investment teams, each of which is responsible for a separate section of the portfolio, now manage the fund. The Evergreen VA Foundation Fund continues to be a balanced fund, with allocations to both fixed income and equity investments.

Approximately 40% of net assets have been allocated to the fund's fixed income section. The Tattersall Advisory Group, led by Portfolio Manager Fred Tattersall, manages this portfolio. The group is a well known manager of bond portfolios for retail and institutional investors. This section invests in high-quality government, corporate and mortgage securities.

The remaining 60% of assets have been allocated to equities, divided into two equal sections. One section is managed by Evergreen's growth team, led by Portfolio Manager Maureen Cullinane, focusing on large-cap growth stocks, using the same disciplines and strategies of Evergreen Large Company Growth Fund. The second section is

                                                         4

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                            Portfolio Manager Interview

managed by Evergreen's large-cap value team, led by Portfolio Manager Timothy O'Grady, focusing on large-cap value stocks, using the same policies, strategies and tactics of Evergreen Strategic Value Fund.

The combination of the three sections gives the fund a diversified portfolio of large-cap growth companies, both value and growth, as well as high-quality fixed income securities.

How would you describe the Tattersall team's investment strategy for fixed income assets?

We focus on higher-quality corporate and mortgage-backed securities and government bonds, including Treasuries, and do not take big risks on the direction of interest rates. Average credit quality was AA+ on December 31, 2001, and duration -- a measure of the portfolio's sensitivity to changes in interest rates -- was 4.48 years, slightly less than that of the Lehman Brothers Aggregate Bond Index, a benchmark for the overall market. Shorter duration portfolios tend to be less vulnerable to price loss when interest rates rise. Conversely, they are less likely to enjoy price gains when interest rates fall.

Versus the Lehman Brothers Aggregate Bond Index, the portfolio has overweighted mortgage securities, which comprised about 50% of fixed income portfolio assets, and underweighted Treasuries and agencies, which accounted for about 11% of fixed income assets. Investment-grade corporate securities accounted for 30% of fixed income securities, while cash and short-term investments comprised more than 7% of fixed income assets. The fund held no low-quality, high-yield corporate bonds.

                                                   Top 5 Sectors
                                    (as a percentage of 12/31/2001 net assets)

Financials                               15.1%
[GRAPHIC OMITTED]
Information Technology                   10.9%
[GRAPHIC OMITTED]
Consumer Discretionary                    8.7%
[GRAPHIC OMITTED]
Industrials                               8.3%
[GRAPHIC OMITTED]
Healthcare                                8.1%
[GRAPHIC OMITTED]


How would you describe the strategies for the growth portion of the equity portfolio, Maureen?

We emphasize stable growth companies with strong franchises, good managements and the ability to sustain or increase earnings growth rates. While we always keep the portfolio diversified, we do emphasize industries and companies with the potential to benefit from either long-term, secular trends in the economy or short-term cyclical patterns. We invest in corporations with the potential for earnings acceleration based on industry trends, technological developments or the introduction of new services or products that can act as catalysts for corporate earnings.

We have focused on two long-term sectors in recent years -- technology and healthcare. Healthcare remains a dominant theme in our current strategy, as we believe pharmaceutical, medical devices and services companies have the opportunity to benefit from the needs created by demographic trends, most notably the aging baby boomer generation. We believe many pharmaceutical companies are selling at reasonable stock prices that should be attractive to investors seeking corporations with consistent records of earnings growth. However, we have reduced our emphasis on technology over the past year of high stock valuations and diminished short-term growth prospects. Our technology investments are focused on those companies with the best prospects for secular growth as well as

                                                         5

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                            Portfolio Manager Interview

companies with consistent records of recurring revenues and earnings. While technology is not currently an area of emphasis, we believe that over the long term technology companies will continue to provide the productivity tools that enhance the growth of the world's economy.

Major holdings in the growth part of the portfolio, as of December 31, 2001, included diversified conglomerates such as General Electric. In healthcare, major holdings include diversified pharmaceutical companies such as Pfizer and American Home Products. In technology, we have established positions in a diverse group of semiconductor companies, including Intel, Microchip and NVIDIA, as well as in more defensive companies with high recurring revenues and stable earnings. These include data processing specialists such as Paychex, Affiliated Computer Systems and Automatic Data Processing.

How would you describe your strategies in managing the value section of the portfolio, Tim?

We are emphasizing healthcare, consumer staples and energy, while underweighting finance, technology and consumer discretionary stocks.

We believe any near-term economic growth will be gradual. Historically, healthcare stocks usually performed well during periods of moderate growth, often rising to valuations 25-30% higher than the market averages in terms of price/earnings ratios. We believe healthcare stocks have the potential for earnings growth rates of about 10% per year -- twice the average we expect from the Standard & Poor's 500 companies. We recently have reduced or sold positions in stocks such as Watson Pharmaceuticals, Tenet Healthcare and Johnson & Johnson because we believe their valuations had become too high in relation to their earnings outlooks. We used the proceeds to invest in Merck and Bristol-Myers Squibb, two diversified pharmaceutical companies with attractive stock prices.

Based on their relative valuations, we also emphasized consumer staples stocks, focusing on industry leaders with experienced managements -- companies such as Philip Morris, Anheuser-Busch and PepsiCo. Their stock prices have been trading at discounts to the overall market, yet we believe they should have above-average earnings growth rates.

We have slightly overweighted energy stocks, which should do well as the economy starts to grow again. We have emphasized large, integrated oil companies such as Exxon Mobil, Chevron-Texaco and Conoco.

Conversely, we have modestly underweighted financial services. Within the industry, we currently favor traditional banking stocks, whose lending business should benefit from the spread between short-term and long-term interest rates. However, we are concerned about the stock valuations within the overall industry and the possibility that credit risks may increase. Over the longer term, we believe that large, diversified companies involved in the capital markets, such as Citigroup and JP Morgan, have superior long-term potential.

We continue to underweight technology stocks, which we think are overvalued after the tech bubble of the late 1990s. We also think profits in technology are highly cyclical, and the industry's earnings growth during the next 12 to 18 months may not justify current valuations.

We are underweighting consumer discretionary stocks for several reasons. We think consumer confidence is uncertain because of the job market and the fact that many consumers have seen their stock portfolios lose value. At the same time, there is little pent-up demand for large consumer purchases. When we have invested in consumer discretionary stocks, we have emphasized companies that can benefit from trends such as home improvement.

                                                         6

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                            Portfolio Manager Interview

                                                  Top 10 Holdings
                                    (as a percentage of 12/31/2001 net assets)

Microsoft Corp.                           2.0%
[GRAPHIC OMITTED]
Citigroup, Inc                            2.0%
[GRAPHIC OMITTED]
Exxon Mobil Corp.                         1.6%
[GRAPHIC OMITTED]
International Business Machines Corp.     1.4%
[GRAPHIC OMITTED]
Intel Corp.                               1.4%
[GRAPHIC OMITTED]
AOL Time Warner, Inc.                     1.4%
[GRAPHIC OMITTED]
Tyco International, Ltd.                  1.3%
[GRAPHIC OMITTED]
General Electric Co.                      1.2%
[GRAPHIC OMITTED]
Wells Fargo & Co.                         1.2%
[GRAPHIC OMITTED]
American International Group, Inc.        1.2%
[GRAPHIC OMITTED]


What is the Tattersall team's outlook for the fixed income markets?

We anticipate the economic recovery in 2002 will be lackluster, at best, and that short-term rates will remain stable, while long-term rates may fall somewhat. Inflation should continue to be restrained. We think this should be an excellent environment for mortgage-backed securities as well as for high-quality government bonds issued by solid companies.

What is your outlook for growth stocks, Maureen?

With low energy prices, low interest rates and depleted business inventories, we believe the current recession will be mild and the economy will start expanding again later in 2002. As prospects for an economic rebound improve, we may increase our emphasis on industrial cyclical companies, including chemicals and cyclical goods, while also focusing on energy stocks. We plan to continue to overweight healthcare stocks and to underweight technology stocks. Overall, we will maintain a core of stable growth companies with industry-leading positions, experienced managements and the potential to sustain or accelerate their earnings.

What is your outlook for value stocks, Tim?

We think economic growth, when it occurs, will be gradual. We do not anticipate any strong increase in consumer spending patterns and consumer behavior usually leads the economy. In addition, we believe corporate capital spending also is unlikely to increase sharply, simply because corporate earnings are not likely to rise substantially. Ultimately, corporate capital spending is linked to corporate profitability and we think current earnings estimates are too optimistic. Current stock prices are too high, based on our expectations for economic growth.

We believe the portfolio is well positioned for an environment in which economic expansion, if it occurs, is relatively modest.

                                                         7

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                               Financial Highlights
                                (For a share outstanding throughout each period)

                                                                          Year Ended December 31,
                                                                             [GRAPHIC OMITTED]
                                                               2001       2000       1999     1998 #   1997 #
[GRAPHIC OMITTED]
Net asset value, beginning of period                            $14.60     $15.70     $14.47   $13.54   $11.31
                                                                ------     ------     ------   ------   ------
[GRAPHIC OMITTED]
Income from investment operations
[GRAPHIC OMITTED]
Net investment income                                             0.30       0.24       0.28     0.35     0.26
[GRAPHIC OMITTED]
Net realized and unrealized gains or losses on securities       (1.55)     (1.01)       1.27     1.07     2.86
[GRAPHIC OMITTED]
Total from investment operations                                (1.25)     (0.77)       1.55     1.42     3.12
[GRAPHIC OMITTED]
Distributions to shareholders from
[GRAPHIC OMITTED]
Net investment income                                           (0.30)     (0.24)     (0.28)   (0.26)   (0.24)
[GRAPHIC OMITTED]
Net realized gains                                                   0     (0.09)     (0.04)   (0.23)   (0.65)
[GRAPHIC OMITTED]
Total distributions to shareholders                             (0.30)     (0.33)     (0.32)   (0.49)   (0.89)
[GRAPHIC OMITTED]
Net asset value, end of period                                  $13.05     $14.60     $15.70   $14.47   $13.54
                                                                ------     ------     ------   ------   ------
[GRAPHIC OMITTED]
Total return*                                                  (8.57%)    (4.93%)     10.64%   10.56%   27.80%
[GRAPHIC OMITTED]
Ratios and supplemental data
[GRAPHIC OMITTED]
Net assets, end of period (thousands)                         $168,337   $187,825   $145,566  $78,371  $31,840
[GRAPHIC OMITTED]
Ratios to average net assets
[GRAPHIC OMITTED]
   Expenses++                                                    0.93%      0.92%      0.95%    1.00%    1.01%
[GRAPHIC OMITTED]
   Net investment income                                         2.15%      1.78%      2.29%    2.44%    2.15%
[GRAPHIC OMITTED]
Portfolio turnover rate                                           195%        89%        77%      10%      26%
[GRAPHIC OMITTED]

* Total return does not reflect charges attributable to your insurance company's separate account.

# Net investment income is based on average shares outstanding during the period.

++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

                                        See Notes to Financial Statements.

                                                         8

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                              Schedule of Investments

                                                 December 31, 2001

                                                                                     Credit    Principal
                                                                                    Rating(v)   Amount       Value

[GRAPHIC OMITTED]
ASSET-BACKED SECURITIES - 1.2% MBNA Master Credit Card Trust:

      Ser. 1996-J, Class A, 2.05%, 02/15/2006                                       AAA          $450,000     $450,889
      Ser. 1998-F, Class A, 1.97%, 02/15/2008                                       AAA           400,000      400,239
      Ser. 2000-E, Class A, 7.80%, 10/15/2012                                       AAA           500,000      558,519
   Saxon Asset Securities Trust, Ser. 2000-2, Class AF4, 8.23%, 03/25/2024          AAA           600,000      633,570
                                                                                                               -------
         Total Asset-Backed Securities                                                                       2,043,217
                                                                                                             ---------
COLLATERALIZED MORTGAGE OBLIGATIONS - 8.8% Commerce 2000:

      Ser. C1, Class A1, 7.21%, 09/15/2008                                          AAA         1,064,561    1,131,926
      Ser. C1, Class A2, 7.42%, 04/15/2010                                          AAA           710,000      763,258
   DLJ Comml. Mtge. Corp., Ser. 1999-CG3, Class A1B, 7.34%, 09/10/2009              Aaa           725,000      776,238
   FHLMC:

      Ser. 2356, Class GC, 6.00%, 04/15/2015                                        AAA           600,000      602,616
      Ser. 2366, Class MG, 6.00%, 12/15/2014                                        AAA         1,169,000    1,182,322
      Ser. 2370, Class PE, 6.00%, 10/01/2031                                        AAA           700,000      709,836
      Ser. 2394, Class MB, 6.00%, 01/15/2015                                        AAA           570,000      577,011
   FNMA:

      Ser. 1994-63, Class P, 7.00%, 12/25/2023                                      AAA           800,000      829,988
      Ser. 2001-51, Class PG, 6.00%, 11/25/2027                                     AAA           750,000      749,120
      Ser. 2001-68, Class QD, 5.50%, 07/25/2014                                     AAA           815,000      800,888
      Ser. 2001-69, Class PL, 6.00%, 12/31/2031                                     AAA           560,000      564,063
      Ser. 2001-69, Class QD, 6.00%, 03/25/2026                                     AAA           895,000      901,493
      Ser. 2001-70, Class LQ, 6.00%, 12/25/2025                                     AAA           790,000      795,708
      Ser. 2001-74, Class QB, 6.00%, 11/01/2031                                     AAA           750,000      756,455
      Ser. 2001-T12, Class A2, 7.50%, 08/25/2041                                    AAA         1,165,000    1,206,946
   Master Asset Securitization Trust, Ser. 2001-2, Class A1, 6.00%, 11/01/2031      AAA           770,000      778,004
   Morgan Stanley Capital I, Inc., Ser. 1998-XI1, Class A3, 6.48%, 06/03/2030       AAA           955,000      987,887
   Paine Webber Mtge. Acceptance Corp., Ser. 1999-C1, Class A2,                     Aaa           700,000      732,449
                                                                                                               -------
         Total Collateralized Mortgage Obligations                                                          14,846,208
                                                                                                            ----------
CORPORATE BONDS - 9.7%

CONSUMER DISCRETIONARY - 0.9%

Multi-line Retail - 0.9%

   Sears Roebuck Acceptance Corp., 7.00%, 02/01/2011 (p)                            A-            370,000      376,249
   Wal-Mart Stores, Inc., 6.875%, 08/10/2009 (p)                                    AA          1,000,000    1,082,290
                                                                                                             ---------
                                                                                                             1,458,539

CONSUMER STAPLES - 0.3%

Beverages - 0.3%

   Anheuser Busch Companies, Inc., 5.625%, 10/01/2010                               A+            450,000      444,806
                                                                                                               -------
ENERGY - 0.3%

Oil & Gas - 0.3%

   Conoco, Inc., 5.45%, 10/15/2006                                                  BBB+          500,000      500,715
                                                                                                               -------

                                                         9

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                        Schedule of Investments (continued)
                                                 December 31, 2001

                                                                                Credit       Principal
                                                                               Rating(v)      Amount         Value

[GRAPHIC OMITTED]
CORPORATE BONDS - continued

FINANCIALS - 4.9%

Banks - 1.3%

   Bank of New York, 7.30%, 12/01/2009                                       A                 $ 575,000      $616,838
   National City Corp., 6.625%, 03/01/2004                                   A-                  500,000       526,543
   Northern Trust Co., 6.50%, 05/01/2003                                     A+                  700,000       728,367
   U.S. Bank NA, 6.375%, 08/01/2011                                          A                   400,000       404,205
                                                                                                               -------
                                                                                                             2,275,953

Diversified Financials - 3.2%

   Ford Motor Credit Co., 7.375%, 10/28/2009                                 BBB+                700,000       690,651
   GE Capital Corp., 7.25%, 02/01/2005                                       AAA                 750,000       816,592
   GMAC Corp., 6.875%, 09/15/2011                                            BBB+                700,000       686,885
   Golden West Financial Corp., 5.50%, 08/08/2006                            A                   500,000       502,158
   Household Finance Corp., 6.40%, 06/17/2008                                A                   490,000       486,815
   International Lease Finance Corp., 5.50%, 06/07/2004                      AA-                 850,000       867,392
   Sprint Capital Corp., 7.625%, 01/30/2011                                  BBB+                350,000       368,225
   USAA Capital Corp., 5.591%, 12/20/2006 144A                               AAA                 400,000       403,339
   Verizon Global Funding Corp., 7.75%, 12/01/2030                           A+                  500,000       558,206
                                                                                                               -------
                                                                                                             5,380,263

Insurance - 0.4%

   American General Finance Corp., 5.875%, 07/14/2006                        A+                  600,000       609,417
                                                                                                               -------
HEALTH CARE - 0.3%

Health Care Providers & Services - 0.3%

   Cigna Corp., 6.375%, 10/15/2011                                           A+                  500,000       491,845
                                                                                                               -------
INDUSTRIALS - 1.0%

Aerospace & Defense - 0.2%

   Boeing Co., 6.625%, 02/15/2038                                            AA-                 400,000       377,708
                                                                                                               -------
Machinery - 0.4%

   Caterpillar Financial Services Corp., 5.95%, 12/01/2005                   A+                  700,000       720,640
                                                                                                               -------
Road & Rail - 0.4%

   Burlington Northern Santa Fe, 6.75%, 07/15/2011                           BBB+                550,000       564,827
                                                                                                               -------
MATERIALS - 0.4%

Chemicals - 0.4%

   Dow Chemical Co., 5.25%, 05/14/2004                                       A                   750,000       772,169
                                                                                                               -------
TELECOMMUNICATION SERVICES - 1.2%

Diversified Telecommunication Services - 1.2%

   Bellsouth Corp., 5.00%, 10/15/2006                                        A+                  650,000       645,867
   MCI WorldCom, Inc., 6.95%, 08/15/2028                                     BBB+                375,000       339,818
   Sprint Capital Corp., 6.875%, 11/15/2028                                  BBB+                550,000       506,937
   U.S. West Communications, Inc., 7.20%, 11/01/2004                         BBB+                500,000       510,384
                                                                                                               -------
                                                                                                             2,003,006

                                                        10

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                        Schedule of Investments (continued)
                                                 December 31, 2001

                                                                                Credit      Principal
                                                                               Rating(v)     Amount         Value

[GRAPHIC OMITTED]
CORPORATE BONDS - continued

UTILITIES - 0.4%

Electric Utilities - 0.2%

   Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006                A-               $325,000       $319,874
                                                                                                              --------
Gas Utilities - 0.2%

   Consolidated Natural Gas Co., 5.375%, 11/01/2006                           BBB+              400,000        394,837
                                                                                                               -------
         Total Corporate Bonds                                                                              16,314,599
                                                                                                            ----------
MORTGAGE-BACKED SECURITIES - 11.1%

   FHLMC:

      7.50%, 09/01/2031                                                       AAA             1,256,333      1,295,907
                                                                                                             ---------
      6.00%, TBA (tt)                                                         AAA             6,600,000      6,461,796
                                                                                                             ---------
   FNMA:

      5.42%, 11/01/2008                                                       AAA               840,748        833,369
      5.70%, 10/01/2008                                                       AAA               873,573        867,292
      5.74%, 01/01/2009                                                       AAA               983,831        984,618
      5.84%, 12/01/2008                                                       AAA               677,546        685,701
      6.00%, 09/01/2016                                                       AAA               534,999        536,838
      6.55%, 09/01/2004                                                       AAA             1,288,417      1,351,657
      6.73%, 08/01/2009                                                       AAA             1,047,412      1,108,050
      7.50%, 03/01/2030-10/01/2031                                            AAA             3,806,851      3,933,450
   GNMA, 7.50%, 01/15/2031                                                    AAA               580,938        602,440
                                                                                                               -------
         Total Mortgage-Backed Securities                                                                   18,661,118
                                                                                                            ----------
   U.S. TREASURY OBLIGATIONS - 6.6%
   U.S. Treasury Bonds:
      5.25%, 11/15/2028                                                       AAA             1,580,000      1,480,387
      6.25%, 08/15/2023                                                       AAA             3,630,000      3,843,832
   U.S. Treasury Notes:
      6.00%, 08/15/2009                                                       AAA             1,275,000      1,359,619
      7.00%, 07/15/2006                                                       AAA             3,885,000      4,305,676
                                                                                                             ---------
         Total U.S. Treasury Obligations                                                                    10,989,514
                                                                                                            ----------
YANKEE OBLIGATIONS - GOVERNMENT - 0.8% Canada:

      4.25%, 11/20/2006                                                       AA-               700,000        680,200
      4.625%, 10/03/2006                                                      AA-               700,000        687,588
                                                                                                               -------
         Total Yankee Obligations-Government                                                                 1,367,788
                                                                                                             ---------

                                                        11

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                        Schedule of Investments (continued)
                                                 December 31, 2001

                                                                      Shares       Value

[GRAPHIC OMITTED]
COMMON STOCKS - 56.3%

CONSUMER DISCRETIONARY - 7.8%

Hotels, Restaurants & Leisure - 1.5%

   Brinker International, Inc. * (p)                                    17,500      $520,800
   Darden Restaurants, Inc.                                             20,000       708,000
   McDonald's Corp.                                                     26,600       704,102
   Starbucks Corp. * (p)                                                30,000       571,500
                                                                                     -------
                                                                                   2,504,402

Media - 2.2%

   AOL Time Warner, Inc. *                                              73,200     2,349,720
   Comcast Cable Communications Corp., Class A * (p)                    13,600       489,600
   New York Times Co., Class A                                          14,231       615,491
   Walt Disney Co.                                                      17,700       366,744
                                                                                     -------
                                                                                   3,821,555

Multi-line Retail - 1.9%

   Costco Wholesale Corp. *                                             10,800       479,304
   Sears, Roebuck & Co.                                                 16,000       762,240
   Target Corp.                                                         11,700       480,285
   Wal-Mart Stores, Inc.                                                24,830     1,428,966
                                                                                   ---------
                                                                                   3,150,795

Specialty Retail - 2.2%

   Bed Bath & Beyond, Inc. *                                            22,500       762,750
   Best Buy Co., Inc. *                                                 13,200       983,136
   Home Depot, Inc.                                                     23,200     1,183,432
   Lowe's Companies, Inc. (p)                                           17,000       788,970
                                                                                     -------
                                                                                   3,718,288

CONSUMER STAPLES - 3.3%

Beverages - 1.4%

   Anheuser-Busch Companies, Inc.                                       12,000       542,520
   Pepsi Bottling Group, Inc.                                           26,000       611,000
   PepsiCo., Inc.                                                       24,940     1,214,328
                                                                                   ---------
                                                                                  2,367,848

Food & Drug Retailing - 0.5%

   CVS Corp. (p)                                                        27,000       799,200
                                                                                     -------
Household Products - 0.6%

   Procter & Gamble Co.                                                 12,400       981,212
                                                                                     -------
Tobacco - 0.8%

   Philip Morris Companies, Inc.                                        29,400     1,347,990
                                                                                   ---------
ENERGY - 4.4%

Energy Equipment & Services - 1.4%

   Baker Hughes, Inc.                                                   14,400       525,168
   BJ Services Co. * (p)                                                20,000       649,000
   Nabors Industries, Inc. * (p)                                        16,000       549,280
   Weatherford International, Inc. * (p)                                17,000       633,420
                                                                                     -------
                                                                                  2,356,868

Oil & Gas - 3.0%

   Apache Corp.                                                          6,200       309,256
   BP Amoco Plc, ADR                                                     9,900       460,449
   ChevronTexaco Corp. (p)                                              18,920     1,695,421
   Exxon Mobil Corp.                                                    66,882     2,628,463
                                                                                   ---------
                                                                                   5,093,589

                                                        12

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                        Schedule of Investments (continued)
                                                 December 31, 2001

                                                                  Shares         Value

[GRAPHIC OMITTED]
COMMON STOCKS - continued

FINANCIALS - 10.2%

Banks - 3.1%

   Bank of America Corp.                                             23,800       $1,498,210
   Fifth Third Bancorp (p)                                           12,802          785,147
   FleetBoston Financial Corp.                                       27,400        1,000,100
   Wells Fargo & Co.                                                 46,500        2,020,425
                                                                                   ---------
                                                                                   5,303,882

Diversified Financials - 5.1%

   American Express Co.                                               9,750          347,977
   Capital One Financial Corp. (p)                                    8,900          480,155
   Citigroup, Inc.                                                   65,074        3,284,936
   Fannie Mae                                                        20,600        1,637,700
   Freddie Mac                                                       10,900          712,860
   Goldman Sachs Group, Inc. (p)                                      6,000          556,500
   J.P. Morgan Chase & Co. (p)                                       26,600          966,910
   Morgan Stanley Dean Witter & Co.                                  11,200          626,528
                                                                                     -------
                                                                                   8,613,566

Insurance - 2.0%

   American International Group, Inc. (p)                            25,425        2,018,744
   Hartford Financial Services Group, Inc. (p)                        6,600          414,678
   MetLife, Inc. (p)                                                 17,000          538,560
   XL Capital, Ltd., Class A (p)                                      4,000          365,440
                                                                                     -------
                                                                                   3,337,422

HEALTH CARE - 7.8%

Health Care Equipment & Supplies - 2.4%

   Baxter International, Inc.                                        16,700          895,621
   Becton Dickinson & Co.                                            16,900          560,235
   Biomet, Inc.                                                      16,000          494,400
   Guidant Corp. * (p)                                               11,000          547,800
   Medtronic, Inc. (p)                                               17,730          907,953
   Stryker Corp. (p)                                                 10,000          583,700
                                                                                     -------
                                                                                   3,989,709

Pharmaceuticals - 5.4%

   Abbott Laboratories                                               30,800        1,717,100
   American Home Products Corp.                                      10,700          656,552
   Bristol-Myers Squibb Co.                                          24,400        1,244,400
   Elan Corp. Plc, ADR * (p)                                         17,000          766,020
   Johnson & Johnson Co.                                             17,900        1,057,890
   Merck & Co., Inc.                                                 11,100          652,680
   Pfizer, Inc.                                                      43,150        1,719,528
   Pharmacia Corp.                                                   29,900        1,275,235
                                                                                   ---------
                                                                                   9,089,405

INDUSTRIALS - 7.3%

Aerospace & Defense - 1.0%

   Lockheed Martin Corp.                                             12,700          592,709
   Raytheon Co. (p)                                                  12,200          396,134
   United Technologies Corp. (p)                                     11,000          710,930
                                                                                     -------
                                                                                   1,699,773

                                                        13

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                        Schedule of Investments (continued)
                                                 December 31, 2001

                                                                     Shares       Value

[GRAPHIC OMITTED]
COMMON STOCKS - continued
INDUSTRIALS - continued

Commercial Services & Supplies - 1.8%

   Automatic Data Processing, Inc.                                     11,800       $695,020
   Paychex, Inc. (p)                                                   24,100        839,885
   Republic Services, Inc., Class A * (p)                              40,000        798,800
   Waste Management, Inc.                                              22,300        711,593
                                                                                     -------
                                                                                   3,045,298

Industrial Conglomerates - 3.4%

   General Electric Co.                                                50,500      2,024,040
   Minnesota Mining & Manufacturing Co.                                13,200      1,560,372
   Tyco International, Ltd. (p)                                        35,853      2,111,742
                                                                                   ---------
                                                                                   5,696,154

Machinery - 0.8%

   Caterpillar, Inc.                                                    9,400        491,150
   Deere & Co. (p)                                                      9,400        410,404
   Parker-Hannifin Corp.                                                7,400        339,734
                                                                                     -------
                                                                                   1,241,288

Road & Rail - 0.3%

   Union Pacific Corp. (p)                                              9,700        552,900
                                                                                     -------
INFORMATION TECHNOLOGY - 10.9%

Communications Equipment - 1.5%

   Cisco Systems, Inc. *                                               69,300      1,255,023
   Motorola, Inc.                                                      32,800        492,656
   Nokia Corp., ADR (p)                                                30,000        735,900
                                                                                     -------
                                                                                   2,483,579

Computers & Peripherals - 3.0%

   Dell Computer Corp. *                                               24,500        665,910
   Hewlett-Packard Co.                                                 31,100        638,794
   International Business Machines Corp.                               19,600      2,370,816
   NVIDIA Corp. * (p)                                                  14,200        949,980
   Sun Microsystems, Inc. *                                            36,200        445,260
                                                                                     -------
                                                                                   5,070,760

IT Consulting & Services - 0.8%

   Affiliated Computer Services, Inc., Class A * (p)                   12,000      1,273,560
                                                                                   ---------
Semiconductor Equipment & Products - 3.1%

   Flextronics International, Ltd. * (p)                               25,000        599,750
   Intel Corp.                                                         75,200      2,365,040
   Microchip Technology, Inc. * (p)                                    16,500        639,210
   Micron Technology, Inc. *                                           15,800        489,800
   Texas Instruments, Inc.                                             39,800      1,114,400
                                                                                   ---------
                                                                                   5,208,200

Software - 2.5%

   Microsoft Corp. *                                                   51,900      3,438,375
   Oracle Corp. *                                                      59,200        817,552
                                                                                     -------
                                                                                   4,255,927

                                                        14

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                        Schedule of Investments (continued)
                                                 December 31, 2001

                                                                 Shares          Value

[GRAPHIC OMITTED]
COMMON STOCKS - continued

MATERIALS - 2.0%

Chemicals - 1.4%

   Dow Chemical Co.                                                  24,700         $834,366
   PPG Industries, Inc.                                              10,000          517,200
   Praxair, Inc. (p)                                                 10,000          552,500
   Rohm & Haas Co.                                                   15,000          519,450
                                                                                     -------
                                                                                   2,423,516

Paper & Forest Products - 0.6%

   Georgia-Pacific Corp. (p)                                         16,000          441,760
   International Paper Co.                                           14,200          572,970
                                                                                     -------
                                                                                   1,014,730

TELECOMMUNICATION SERVICES - 1.7%

Diversified Telecommunication Services - 1.7%

   BellSouth Corp.                                                   18,600          709,590
   SBC Communications, Inc. (p)                                      31,900        1,249,523
   Verizon Communications, Inc.                                      18,728          888,831
                                                                                     -------
                                                                                   2,847,944

UTILITIES - 0.9%

Electric Utilities - 0.9%

   American Electric Power Co., Inc.                                 12,000          522,360
   TXU Corp. (p)                                                      7,600          358,340
   Xcel Energy, Inc. (p)                                             24,200          671,308
                                                                                   1,552,008

         Total Common Stocks                                                      94,841,368
                                                                                  ----------
SHORT-TERM INVESTMENTS - 25.8%
MUTUAL FUND SHARES - 25.8%

   Evergreen Institutional Money Market Fund (o) (t)             15,203,134       15,203,134
   Navigator Prime Portfolio (pp)                                28,307,262       28,307,262
                                                                                  ----------
         Total Short-Term Investments                                             43,510,396
                                                                                  ----------
Total Investments - (cost $199,988,841) - 120.3%                                 202,574,208
Other Assets and Liabilities - (20.3%)                                          (34,236,882)
                                                                                ------------
Net Assets - 100.0%                                                             $168,337,326
                                                                                ------------

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

*          Non-income producing security.
(p)        All or a portion of this security is on loan.
(pp) Represents  investment of cash collateral  received for securities on loan.
(v) Credit  ratings are unaudited and rated by Moody's  Investors  Service where
(o) The advisor of the Fund and the advisor of the money  market fund are each a
(t) All or a portion of the  principal  amount of this  security  was pledged as
(tt) Security acquired under mortgage dollar roll agreement.

Summary of Abbreviations:

ADR        American Depository Receipt
FHLMC      Federal Home Loan Mortgage Corp.
FNMA       Federal National Mortgage Association
GNMA       Government National Mortgage Association
TBA        To Be Announced

                                        See Notes to Financial Statements.

                                                        15

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                        Statement of Assets and Liabilities

                                                 December 31, 2001

[GRAPHIC OMITTED]
Assets

   Identified cost of securities                                                $199,988,841
   Net unrealized gains on securities                                              2,585,367
[GRAPHIC OMITTED]
   Market value of securities                                                    202,574,208
   Receivable for Fund shares sold                                                    44,822
   Dividends and interest receivable                                                 839,699
[GRAPHIC OMITTED]
      Total assets                                                               203,458,729
[GRAPHIC OMITTED]
Liabilities

   Payable for securities purchased                                                6,436,925
   Payable for Fund shares redeemed                                                      104
   Payable for open mortgage dollar roll                                             314,175
   Payable for securities on loan                                                 28,307,262
   Deferred mortgage dollar roll income                                               11,602
   Advisory fee payable                                                                6,903
   Due to other related parties                                                          934
   Accrued expenses and other liabilities                                             43,498
[GRAPHIC OMITTED]
      Total liabilities                                                           35,121,403
[GRAPHIC OMITTED]
Net assets                                                                      $168,337,326
[GRAPHIC OMITTED]
Net assets represented by

   Paid-in capital                                                              $183,586,910
   Undistributed net investment income                                                 5,788
   Accumulated net realized losses on securities                                (17,840,739)
   Net unrealized gains on securities                                              2,585,367
[GRAPHIC OMITTED]
Total net assets                                                                $168,337,326
[GRAPHIC OMITTED]
Shares outstanding                                                                12,898,109
[GRAPHIC OMITTED]
Net asset value per share                                                             $13.05
[GRAPHIC OMITTED]

                                        See Notes to Financial Statements.

                                                        16

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                              Statement of Operations

                                           Year Ended December 31, 2001

[GRAPHIC OMITTED]
Investment income

   Dividends (net of foreign witholding taxes of $753)                            $1,216,447
   Interest                                                                        4,165,876
[GRAPHIC OMITTED]
Total investment income                                                            5,382,323
[GRAPHIC OMITTED]
Expenses

   Advisory fee                                                                    1,305,686
   Administrative services fees                                                      175,260
   Transfer agent fee                                                                  2,213
   Trustees' fees and expenses                                                         3,597
   Printing and postage expenses                                                      59,142
   Custodian fee                                                                      43,049
   Professional fees                                                                  17,116
   Organization expenses                                                                 682
   Other                                                                              15,545
[GRAPHIC OMITTED]
      Total expenses                                                               1,622,290
      Less: Expense reductions                                                       (5,734)
[GRAPHIC OMITTED]
      Net expenses                                                                 1,616,556
[GRAPHIC OMITTED]
   Net investment income                                                           3,765,767
[GRAPHIC OMITTED]
Net realized and unrealized losses on securities

   Net realized losses on securities                                            (12,507,337)
[GRAPHIC OMITTED]
   Net change in unrealized gains or losses on securities                        (7,991,928)
[GRAPHIC OMITTED]
   Net realized and unrealized losses on securities                             (20,499,265)
[GRAPHIC OMITTED]
   Net decrease in net assets resulting from operations                        $(16,733,498)
[GRAPHIC OMITTED]

                                        See Notes to Financial Statements.

                                                        17

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                        Statement of Changes in Net Assets

                                                                            Year Ended December 31,
                                                                              2001            2000
[GRAPHIC OMITTED]
Operations

   Net investment income                                                      $3,765,767     $3,042,338
   Net realized losses on securities                                        (12,507,337)    (5,346,026)
   Net change in unrealized gains or losses on securities                    (7,991,928)    (6,746,154)
[GRAPHIC OMITTED]
      Net decrease in net assets resulting from operations                  (16,733,498)    (9,049,842)
[GRAPHIC OMITTED]
Distributions to shareholders from

   Net investment income                                                     (3,750,694)    (3,019,658)
   Net realized gains                                                                  0      (886,673)
[GRAPHIC OMITTED]
      Total distributions to shareholders                                    (3,750,694)    (3,906,331)
[GRAPHIC OMITTED]
Capital share transactions

   Proceeds from shares sold                                                  16,557,068     56,045,067
   Payment for shares redeemed                                              (19,310,840)    (4,736,897)
   Net asset value of shares issued in reinvestment of distributions           3,750,694      3,906,224
[GRAPHIC OMITTED]
   Net increase in net assets resulting from capital share transactions          996,922     55,214,394
[GRAPHIC OMITTED]
      Total increase (decrease) in net assets                               (19,487,270)     42,258,221
Net assets

   Beginning of period                                                       187,824,596    145,566,375
[GRAPHIC OMITTED]
   End of period                                                            $168,337,326   $187,824,596
[GRAPHIC OMITTED]
Undistributed net investment income                                               $5,788        $10,051
[GRAPHIC OMITTED]

Other Information:
Share increase (decrease)

   Shares sold                                                                 1,210,532      3,632,493
   Shares redeemed                                                           (1,462,518)      (306,611)
   Shares issued in reinvestment of distributions                                288,943        265,075
[GRAPHIC OMITTED]
   Net increase in shares                                                         36,957      3,590,957
[GRAPHIC OMITTED]

                                        See Notes to Financial Statements.

                                                        18

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                           Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Foundation Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C. Securities Lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

D. Dollar Roll Transactions

The Fund may enter into dollar roll transactions with respect to mortgage backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance a Fund's current yield and total return.

                                                        19

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                     Notes to Financial Statements (continued)

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

H. Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of December 31, 2001, all organization expenses have been fully amortized.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.745% of the average daily net assets of the Fund.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of non-U.S. Government investment securities (excluding short-term securities) were $347,468,795 and $318,474,100, respectively. Cost of purchases and proceeds from sales of U.S. Government investment securities (excluding short-term securities) were $136,379,491 and $161,019,343, respectively.

The Fund loaned securities during the year ended December 31, 2001 to certain brokers. At December 31, 2001, the value of securities on loan and the value of collateral (including accrued interest) amounted to $27,201,562 and $28,307,262, respectively. During the year ended December 31, 2001, the Fund earned $6,833 in income from securities lending.

                                                        20

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                     Notes to Financial Statements (continued)

During the year ended December 31, 2001, the Fund entered into dollar roll transactions. At December 31, 2001, the Fund had the following dollar roll agreements outstanding:

                                               Interest

 Dollar Roll Amount        Counterparty          Rate       Maturity Date
     $5,600,000       Lehman Brothers, Inc.      6.00%        1/14/2002
      1,000,000           Morgan Stanley         6.00%        1/14/2002


During the year ended December 31, 2001, the Fund earned $19,336 in income on dollar roll transactions.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $199,942,176. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,191,941 and $3,559,909, respectively, with a net unrealized appreciation of $2,632,032.

As of December 31, 2001, the Fund had capital loss carryovers for federal income
tax  purposes  of  $4,708,481  and  $12,997,242   expiring  in  2008  and  2009,
respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $66,342.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $5,734 in expense reductions. The impact of the total expense reductions on the Fund's expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

8. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities held by the Fund. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The cumulative effect of this change in accounting policy relating to bonds held by the Fund prior to the effective date of the change and the current year effect of this change on the operating results of the Fund are insignificant to the overall financial statements of the Fund.

                                                        21

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund

                                           Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Foundation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Evergreen VA Foundation Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Foundation Fund as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

                                                        22

                                                 [GRAPHIC OMITTED]

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                           Evergreen VA Foundation Fund
                                        Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate shareholders, 30.66% of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction.

                                                        22

                                                 [GRAPHIC OMITTED]


                                        This page left intentionally blank




                                                 [GRAPHIC OMITTED]

                                                 Board of Trustees

                                                                                                 Number of           Other
                                                                                                Portfolios       Directorships

                           Position                                                             Overseen in     held outside of
                           with       Term of               Principal Occupations             Evergreen Funds   Evergreen Funds
           Name              Trust     Office                for Last Five Years                  complex           complex
[GRAPHIC OMITTED]
Charles A. Austin III       Trustee     1991    Investment Counselor with Appleton Partners,        105              None
200 Berkeley Street                             Inc. (investment advice); former Director,
Boston, MA 02116                                Executive Vice President and Treasurer,
Age: 66                                         State Street Research & Management Company
                                                (investment advice); Director, The Andover
                                                Companies (insurance); Trustee, Arthritis
                                                Foundation of New England; Director, Health
                                                Development Corp. (fitness-wellness
                                                centers); The Francis Ouimet Society.
[GRAPHIC OMITTED]
K. Dun Gifford              Trustee     1974    Chairman and President, Oldways Preservation        105              None
200 Berkeley Street                             and Exchange Trust (education); Trustee,
Boston, MA 02116                                Treasurer and Chairman of the Finance
Age: 62                                         Committee, Cambridge College; former
                                                Managing Partner, Roscommon Capital Corp.;
                                                former Chairman of the Board, Director, and
                                                Executive Vice President, The London Harness
                                                Company (leather goods purveyor); former
                                                Chairman, Gifford, Drescher & Associates
                                                (environmental consulting).
[GRAPHIC OMITTED]
Leroy Keith, Jr.            Trustee     1983    Partner, Stonington Partners (private               105       Director of
200 Berkeley Street                             investment firm); Chairman of the Board and                   Phoenix Total
Boston, MA 02116                                Chief Executive Officer, Carson Products                      Return Fund;
Age: 62                                         Company (manufacturing); Director of Phoenix                  Trustee of Phoenix
                                                Total Return Fund and Equifax, Inc.                           Series Fund,
                                                (worldwide information management); Trustee                   Phoenix
                                                of Phoenix Series Fund, Phoenix                               Multi-Portfolio
                                                Multi-Portfolio Fund, and The Phoenix Big                     Fund and The
                                                Edge Series Fund; and former President,                       Phoenix Big Edge
                                                Morehouse College.                                            Series Fund.
[GRAPHIC OMITTED]
Gerald M. McDonnell         Trustee     1988    Sales and Marketing Management with                 105              None
200 Berkeley Street                             SMI-STEEL - South Carolina (steel producer);
Boston, MA 02116                                former Sales and Marketing Management with
Age: 62                                         Nucor Steel Company.
[GRAPHIC OMITTED]
Thomas L. McVerry           Trustee     1993    Former Vice President and Director of Rexham        105              None
200 Berkeley Street                             Corporation (manufacturing); and Director of
Boston, MA 02116                                Carolina Cooperative Credit Union.
Age: 62
[GRAPHIC OMITTED]
William Walt Pettit         Trustee     1984    Partner and Vice President in the law firm          105              None
200 Berkeley Street                             of Kellam & Pettit, P.A
Boston, MA 02116
Age: 46
[GRAPHIC OMITTED]
David M. Richardson         Trustee     1982    President, Richardson, Runden & Company (new        105              None
200 Berkeley Street                             business development/consulting company);
Boston, MA 02116                                Managing Director, Kennedy Information, Inc
Age: 60                                         (executive recruitment information and
                                                research company); former Vice Chairman, DHR
                                                International, Inc. (executive recruitment);
                                                former Senior Vice President, Boyden
                                                International Inc. (executive recruitment);
                                                Trustee, 411 Technologies, LLP
                                                (communications); Director, J&M Cumming
                                                Paper Co. (paper merchandising); and
                                                Columnist, Commerce and Industry Association
                                                of New Jersey.
[GRAPHIC OMITTED]
Russell A. Salton, III MD   Trustee     1984    Medical Director, Healthcare Resource               105              None
200 Berkeley Street                             Associates, Inc.; former Medical Director,
Boston, MA 02116                                U.S. Health Care/Aetna Health Services;
Age: 54                                         former Managed Health Care Consultant; and
                                                former President, Primary Physician Care.
[GRAPHIC OMITTED]
Michael S. Scofield         Trustee     1984    Attorney, Law Offices of Michael S.                 105              None
200 Berkeley Street                             Scofield.
Boston, MA 02116
Age: 58
[GRAPHIC OMITTED]
Richard J. Shima            Trustee     1993    Independent Consultant; former Chairman,            105              None
200 Berkeley Street                             Environmental Warranty, Inc. (insurance
Boston, MA 02116                                agency); former Executive Consultant, Drake
Age: 62                                         Beam Morin, Inc. (executive outplacement);
                                                Director of Hartford Hospital, Old State
                                                House Association; former Director of
                                                Enhance Financial Services, Inc.; former
                                                Director of CTG Resources, Inc. (natural
                                                gas); former Director Middlesex Mutual
                                                Assurance Company; former Chairman, Board of
                                                Trustees, Hartford Graduate Center; Trustee,
                                                Greater Hartford YMCA.
[GRAPHIC OMITTED]
Richard K. Wagoner, CFA*    Trustee     1999    Former Chief Investment Officer, Executive          105              None
200 Berkeley Street                             Vice President and Head of Capital
Boston, MA 02116                                Management Group, First Union National Bank;
Age: 63                                         former consultant to the Board of Trustees
                                                of the Evergreen  Funds;  former
                                                member, New York Stock Exchange;
                                                member,      North      Carolina
                                                Securities Traders  Association;
                                                member,    Financial    Analysts
                                                Society.

[GRAPHIC OMITTED]
* Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds' investment advisor.

Additional information about the funds' Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

                                                 [GRAPHIC OMITTED]



                            Variable Annuities

            NOT

            FDIC                            May lose value
          INSURED                          No bank guarantee


                   Evergreen Investment Services, Inc.
58913                                                         560855 12/01

                                     PART C
                        EVERGREEN VARIABLE ANNUITY TRUST
                          EVERGREEN VA FOUNDATION FUND
                                OTHER INFORMATION

Item 15. Indemnification.

       The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.


Item 16. Exhibits:

1. Declaration of Trust. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement on Form N-1A Amendment No. 5 filed on March 20, 1998, Registration No. 333-83100.

2. Bylaws. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Post-Effective Amendment No. 20 on Form N-1A filed on April 25, 2001, Registration No. 333-83100.

3.   Not applicable.

4. Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement contained in Part A of this Registration Statement.

5. Declaration of Trust of Evergreen Equity Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

6(a) Investment  Advisory  Agreement  between  Evergreen  Investment  Management
     Company, LLC and Evergreen Variable Annuity Trust. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 20 on Form N-1A filed on April 25, 2001, Registration No. 333-83100.

6(b) Interim  Sub-Advisory  Agreement  between Evergreen  Investment  Management
     Company, LLC and Pilgrim Baxter Value Investors, Inc. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 20 filed on April 25, 2001, Registration No. 333-83100.

6(c) Form of Portfolio Management Agreement between OppenheimerFunds, Inc. and
     Evergreen Investment Management Company, LLC. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 20 filed on April 25, 2001, Registration No. 333-83100.

6(d) Form of Portfolio Management Agreement between MFS Institutional  Advisors,
     Inc. and Evergreen Investment Management Company, LLC. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 20 filed on April 25, 2001, Registration No. 333-83100.

6(e) Form  of  Portfolio   Management   Agreement   between  Putnam   Investment
     Management, LLC and Evergreen Investment Management Company, LLC. Incorporated by reference to Evergreen Variable Annuity Trust's
     Registration Statement Amendment No. 20 filed on April 25, 2001, Registration No. 333-83100.

6(f) Form of Sub-Advisory  Agreement  between  Evergreen  Investment  Management
     Company, LLC and Tattersall Advisory Group, Inc. Contained herein

7(a) Class  L  Shares  Principal   Underwriting   Agreement   between  Evergreen
     Distributor,Inc. and Evergreen Variable Annuity Trust. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 22 on Form N-1A filed on August 1, 2001, Registration No. 333-83100.

7(b) Specimen Copy of Dealer Agreement for Class A, Class B and Class C shares used by Evergreen Distributor, Inc. Incorporated by reference to the Registrant's Form N-1A Registration Statement Pre-Effective Amendment No. 1 filed on November 10, 1997.

8. Form of Deferred Compensation Plan. Incorporated by reference to Evergreen Equity Trust's Registration Statement Amendment No. 30 on Form N-1A filed on January 26, 2001, Registration No. 333-37453.

9. Agreement between State Street Bank and Trust Company and Evergreen Variable Annuity Trust. Incorporated by reference to Evergreen Variable Annuity Trust's Registration Statement Amendment No. 6 on Form N-1A filed on April 28, 1998, Registration No. 333-83100.

10(b)Multiple  Class Plan.  Incorporated  by  reference  to  Evergreen  Variable
     Annuity Trust's Registration Statement Amendment No. 22 on Form N-1A filed on August 1, 2001, Registration No. 333-83100.

11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Registration Statement on Form N-14AE, File Number: 333-83202 Filed on February 22, 2002.

12.  Tax  Opinion  and  Consent of  Sullivan  &  Worcester  LLP. Filed herewith.

13.  Not applicable.

14(a).Consent of KPMG LLP.  Filed herewith.

14(b).Consent of Ernst & Young LLP.  Incorporated by reference to Registration
      Statement on Form N-14AE, File Number: 333-83202 filed on
      February 22, 2002.

15.      Not applicable.

16.      Not applicable.

17.      Proxy Card.  Filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of March 2002.

                                         EVERGREEN VARIABLE ANNUITY TRUST

                                         By: /s/ Michael H. Koonce
                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of March, 2002.

/s/ William M. Ennis       /s/ Carol A. Kosel
-----------------------    ------------------
William M. Ennis*           Carol A. Kosel*
President                   Treasurer
(Chief Operating Officer)   (Principal Financial and
                             Accounting Officer)

/s/ Charles A. Austin, III    /s/ K. Dun Gifford     /s/ William Walt Pettit
---------------------------  ---------------------  -----------------------
Charles A. Austin III*       K. Dun Gifford*              William Walt Pettit*
Trustee                      Trustee                            Trustee


/s/ Gerald M. McDonnell   /s/ Thomas L. McVerry
------------------------  -----------------------
Gerald M. McDonnell*      Thomas L. McVerry*
Trustee                   Trustee

/s/ Michael S. Scofield   /s/ David M. Richardson  /s/ Russell A. Salton, III MD
-----------------------  -----------------------   -----------------------------
Michael S. Scofield*      David M. Richardson*      Russell A. Salton, III MD*
Chairman of the Board     Trustee                  Trustee
and Trustee

/s/ Leroy Keith, Jr.      /s/ Richard J. Shima        /s/ Richard K. Wagoner
------------------------ -------------------------    -------------------------
Leroy Keith, Jr.*         Richard J. Shima*              Richard K. Wagoner*
Trustee                   Trustee                       Trustee


*By: /s/ Lloyd Lipsett
----------------------------
Lloyd Lipsett
Attorney-in-Fact

     *Lloyd Lipsett, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

12       Tax Opinion and Consent of Sullivan & Worcester, LLP
14(a)    Consent of KPMG LLP
17       Proxy Card

                                   EXHIBIT 12
              TAX OPINION AND CONSENT OF SULLIVAN & WORCESTER, LLP

                                                       March 28, 2002

The Wachovia Variable Insurance Funds
200 Berkeley Street
Boston, Massachusetts 02116

Evergreen Variable Annuity Trust
200 Berkeley Street
Boston, Massachusetts 02116

         Re:      Acquisition of Assets of Wachovia Balanced Fund II

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Wachovia Balanced Fund II ("Target Fund") is a series of The Wachovia Variable Insurance Funds, a Massachusetts business trust.

         Evergreen VA Foundation Fund ("Acquiring Fund") is a series of Evergreen Variable Annuity Trust, a Delaware business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the identified liabilities of Target Fund. Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to the record holders of its shares (the "Target Fund Shareholders") pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization between Acquiring Fund and Target Fund dated as of February 28, 2002 (the "Reorganization Agreement") and on a
prospectus/proxy statement to be dated April 1, 2002 and submitted to the Securities and Exchange Commission on or about March 28, 2002, which describes the proposed transactions, and on the information provided in such prospectus/proxy statement. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the identified liabilities of Target Fund followed by the distribution of said Acquiring Fund shares to the Target Fund Shareholders in liquidation of Target Fund and the dissolution of Target Fund will constitute a reorganization within the meaning of ss. 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund.

         3. No gain or loss will be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund Shareholders in exchange for their Target Fund shares.

         4. The Target Fund Shareholders will recognize no gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

         5. The aggregate tax basis of the Acquiring Fund shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization.

         6. The holding period of the Acquiring Fund shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such Target Fund Shareholder, provided the Target Fund shares were held as a capital asset on the date of the Reorganization.

         7. The tax basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the tax basis of those assets in the hands of Target Fund immediately prior to the Reorganization, and the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which those assets were held by Target Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.6 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                                       Very truly yours,

                                                        /s/ Sullivan & Worcester

                                                        SULLIVAN & WORCESTER LLP

                                 EXHIBIT 14(a)
                              CONSENT OF KPMG LLP

                         CONSENT OF INDEPENDENT AUDITORS


The Trustees and Shareholders
Evergreen Variable Annuity Trust

We consent to the use of our report dated February 1, 2002 for Evergreen VA Foundation Fund, a portfolio of Evergreen Variable Annuity Trust, incorporated herein by reference and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy Statement.

                                                     /s/ KPMG LLP


Boston, Massachusetts
March 26, 2002

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                           WACHOVIA BALANCED FUND II,
                A series of The Wachovia Variable Insurance Funds

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 13, 2002


     The undersigned, revoking all Proxies heretofore given, hereby appoints Gail Jones, Connie Chosky, William Haas, Maureen Fergson, Colin Dolinger, Erin Dugan or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Wachovia Balanced Fund II, a series of The Wachovia Variable Insurance Funds, ("Balanced Fund II") that the undersigned is entitled to vote at the special meeting of shareholders of Balanced Fund II to be held at 2:00 p.m. on May 13, 2002 at the offices of Federated Services Company, 5800 Corporate Drive, Pittsburgh, PA 15237-7080 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

         NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                                        Date                 , 2002

                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE WACHOVIA VARIABLE INSURANCE FUNDS. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF THE WACHOVIA VARIABLE INSURANCE FUNDS RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X

1. To consider and act upon the Agreement and Plan of Reorganization whereby Evergreen VA Foundation Fund ("VA Foundation Fund"), a series of Evergreen Variable Annuity Trust will (i) acquire all of the assets of Wachovia Balanced Fund II ("Balanced Fund II") in exchange for shares of VA Foundation Fund; and (ii) assume the identified liabilities of Balanced Fund II, as substantially described in the accompanying Prospectus/Proxy Statement.

                                  ---- FOR        ---- AGAINST      ---- ABSTAIN


2.   To consider  and act upon the  Investment  Advisory  Agreement  between The
     Wachovia Variable Insurance Funds, on behalf of Balanced Fund II, and Evergreen Investment Management Company, LLC.

                                  ---- FOR        ---- AGAINST      ---- ABSTAIN


3. To consider and act upon the Investment Sub-Advisory Agreement between Evergreen Investment Management Company, LLC and Tattersall Advisory Group, Inc.


                                  ---- FOR        ---- AGAINST      ---- ABSTAIN


4. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

                                  ---- FOR        ---- AGAINST      ---- ABSTAIN

                                               March 29, 2002



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Variable Annuity Trust (the "Trust")
         Evergreen VA Foundation Fund (the "Fund")
         Registration Statement on Form N-14
         CIK 0000928754
         File No. 333-83202

Ladies and Gentlemen:

     Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is Post-Effective Amendment No. 1 to the Registration Statement on Form N-14AE of Evergreen Variable Annuity Trust (the "Trust"). This filing relates to the acquisition of the assets of Wachovia Balanced Fund II, a series of The Wachovia Variable Insurance Funds, by and in exchange for shares of Evergreen VA Foundation Fund, a series of the Trust.

     This  Amendment  is being filed  pursuant to Rule 485(b) under the 1933 Act
(i) for the purpose of filing certain exhibits and (ii) to make such other non-material changes as the Trust may deem appropriate.

     To my knowledge, the Amendment does not contain disclosure that would render it ineligible to become effective pursuant to Rule 485(b).

         Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3433.


                                         Very truly yours,

                                         /s/ Lloyd Lipsett

                                         Lloyd Lipsett

Enclosures
cc: Robert N. Hickey, Esq.